     As filed with the Securities and Exchange Commission August 9, 1996
                                                      Registration No. 333-_____
________________________________________________________________________________
________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                         -----------------------------

                                   FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         -----------------------------

                       SOUTHPOINT STRUCTURED ASSETS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                                     51-6503749
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                             50 North Front Street
                           Memphis, Tennessee  38103
                                 (901) 524-4100
  (Address, including zip code, and telephone number, including area code, of registrant's executive offices)
                                C. David Ramsey
                       Southpoint Structured Assets, Inc.
                             50 North Front Street
                           Memphis, Tennessee  38103
                                 (901) 524-4100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         -----------------------------

                                   Copies to:
                              M. John Trofa, Esq.
                            Basil V. Godellas, Esq.
                               Chapman and Cutler
                                111 West Monroe
                            Chicago, Illinois  60603

                         -----------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.
     If the only Securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                        CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------------------
                                                        Proposed    Proposed
                                                        Maximum      Maximum
Title of each Class of                      Amount      Offering    Aggregate    Amount of
Securities to be                             to be     Price Per    Offering    Registration
Registered                                Registered   Unit/(1)/   Price/(1)/       Fee
- --------------------------------------------------------------------------------------------
Trust Certificates and Mortgage
Pass-Through Certificates                 $10,000,000    100%      $10,000,000    $3,449
- --------------------------------------------------------------------------------------------

- --------------------------
(1)  Estimated solely for purposes of calculating the registration fee.
                                ---------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement includes three different basic prospectuses with corresponding forms of prospectus supplement for offering Series of Certificates representing the entire beneficial ownership interest in various trusts to be created from time to time, the assets of which will consist primarily of a publicly issued, fixed income debt security or pool of such debt securities together with certain other assets as described herein deposited in trust by Southpoint Structured Assets, Inc. Following this Explanatory Note in sequential order are the basic prospectus and form of prospectus supplement for trusts consisting of (i) obligations of U.S. corporations, banking organizations and insurance companies subject to the informational requirements of the Securities Exchange Act of 1934, (ii) obligations of the United States of America and U.S. government sponsored entities and (iii) mortgage pass-through certificates issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association or other entities engaged in the business of selling beneficial interests in pools of mortgage loans.

                 Subject to Completion Dated __________, 1996

                                   PROSPECTUS

                               TRUST CERTIFICATES
                              (ISSUABLE IN SERIES)

                       SOUTHPOINT STRUCTURED ASSETS, INC.
                                   DEPOSITOR

     The Trust Certificates (the "Certificates") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class"). Certificates of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Each Series and Class of Certificates will be issuable as individual securities in registered form without coupons ("Registered Certificates") or as one or more global securities in registered form (each a "Global Security").

     Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Underlying Securities, the "Deposited Assets"), to be deposited in a trust (the "Trust") for the benefit of holders of Certificates of such Series ("Certificateholders") by Southpoint Structured Assets, Inc. (the "Depositor") pursuant to a Trust Agreement and a series supplement thereto with respect to any given Series (collectively, the "Trust Agreement") among the Depositor, the administrative agent, if any (the "Administrative Agent") and the trustee (the "Trustee") named in the related Prospectus Supplement. The Underlying Securities will be purchased by the Depositor (i) in the secondary market (either directly or through an affiliate of the Depositor), and will not be acquired from the issuer thereof as part of any distribution by or agreement with such issuer, and/or (ii) from the underwriter who purchased the Underlying Securities in connection with the initial issuance thereof, provided that such Underwriter's participation in such offering was no greater than 10%. The Underlying Securities discussed herein and in the related Prospectus Supplement represent the obligation of one or more corporations, banking organizations or insurance companies organized under the laws of the United States or any State, which are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and which, in accordance therewith, file reports and other information with the Securities Exchange Commission. If so specified in the related Prospectus Supplement, the Trust for a Series of Certificates may also include, or the Certificateholders of such Certificates may have the benefit of, any combination of insurance policies, letter of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the Deposited Assets (collectively, "Credit Support"). See "Description of Certificates" and "Description of Deposited Assets and Credit Support."

     Each Class of Certificates of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series.

     Except as otherwise provided herein and in the applicable Prospectus Supplement, the Depositor's only obligations with respect to each Series of Certificates will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "Description of the Certificates--Advances in Respect of Delinquencies."

     The Certificates of each Series will not represent an obligation of or interest in the Depositor, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor the Deposited Assets (unless otherwise specified in such Prospectus Supplement) will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, any Administrative Agent or their respective affiliates.

     PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH HEREIN UNDER "RISK FACTORS," BEGINNING ON PAGE 1.

                                 -------------

     These Securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                ---------------

     The Certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" and in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Certificates offered hereby unless accompanied by a Prospectus Supplement.

     The date of this Prospectus is __________, 1996



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (c) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (d) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Certificateholders of each Class and the relative ranking of the claims of the Certificateholders of each Class to such Deposited Assets), (e) the name of the Trustee and the Administrative Agent, if any, for such Series, (f) the Pass Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof, (g) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (h) the date of issue, (i) the scheduled final Distribution Date, if applicable, (j) the offering price, (k) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Certificates of each such Series or Class. See "Description of Certificates--General" for a listing of other items that may be specified in the applicable Prospectus Supplement.

                             AVAILABLE INFORMATION

     The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the Depositor can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Depositor does not intend to send any financial reports to Certificateholders.

     The Depositor has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     All documents filed by the Depositor pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the President of Southpoint Structured Assets, Inc., at its principal executive office located at 50 North Front Street, Memphis, Tennessee 38103. Telephone requests for such copies should be directed to the President of Southpoint Structured Assets, Inc. at (901) 524-4100.

                         REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable Prospectus Supplement, unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "Description of Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notices." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                               TABLE OF CONTENTS

HEADING                                                              PAGE

PROSPECTUS SUPPLEMENT.............................................     i

AVAILABLE INFORMATION.............................................     i

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.................    ii

REPORTS TO CERTIFICATEHOLDERS.....................................    ii

RISK FACTORS......................................................     1

THE DEPOSITOR.....................................................     3

USE OF PROCEEDS...................................................     3

FORMATION OF THE TRUST............................................     3

MATURITY AND YIELD CONSIDERATIONS.................................     5

DESCRIPTION OF CERTIFICATES.....................  ................     6

   General........................................................     7
   Distributions..................................................     9
   Interest on the Certificates...................................    10
   Principal of the Certificates..................................    17
   Optional Redemption of Certificates............................    18
   Optional Exchange..............................................    18
   Global Securities..............................................    20

DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT................    22

   General........................................................    22
   Underlying Securities Indenture................................    23
   Principal Economic Terms of Underlying Securities..............    26
   Publicly Available Information.................................    27
   Other Deposited Assets.........................................    27
   Credit Support.................................................    28
   Collections....................................................    30


Description of the Trust Agreement................................    30
   General........................................................    30
   Assignment of Deposited Assets.................................    31
   Collection and Other Administrative Procedures.................    32
   Retained Interest; Administrative Agent Compensation
     and Payment of Expenses......................................    34
   Advances in Respect of Delinquencies...........................    34
   Certain Matters Regarding the Administrative Agent
     and the Depositor............................................    35
   Administrative Agent Termination Events; Rights
     Upon Administrative Agent Termination Event..................    36
   Modification and Waiver........................................    38
   Reports to Certificateholders; Notices.........................    39
   Evidence as to Compliance......................................    40
   Replacement Certificates.......................................    41
   Termination....................................................    41
   Duties of the Trustee..........................................    42
   The Trustee....................................................    42

Plan of Distribution..............................................    42

Legal Opinions....................................................    44

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

     Limited Liquidity. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

     Certain Legal Aspects. The applicable Prospectus Supplement may set forth certain legal considerations that are applicable to a specific Series (or Class or Classes within such Series) of Certificates being offered in connection with that Prospectus Supplement or the assets deposited in or assigned to the related Trust.

     Limited Obligations and Interests. The Certificates will not represent a recourse obligation of or interest in the Depositor or any of its affiliates. Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any Person affiliated with the Depositor or the Issuer, or any other Person. The obligations, if any, of the Depositor with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Underlying Security with respect to which the Depositor has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Underlying Security to the Depositor, or from a reserve fund established to provide funds for such repurchases. The Depositor has no obligation to establish or maintain any such reserve fund.

     Credit Support; Limited Assets. Although the Trust for any Series (or Class of such Series) of Certificates may include, or the Certificateholders of such Certificates may have the benefit of, certain assets which are designed to support the payment upon, or otherwise ensure the servicing or distribution with respect to, the Deposited Assets related to such Series or Class as described in the related Prospectus Supplement, the Certificates do not represent obligations of the Depositor, any Administrative Agent or any of their affiliates and, unless otherwise specified in the applicable Prospectus Supplement, are not insured or guaranteed by the Depositor, any Administrative Agent, any of their affiliates or any other person or entity. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

     Maturity and Redemption Considerations. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment or extension of maturity with respect to the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to a Underlying Securities Issuer) and the manner and priority in which collections from such Underlying Securities and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Underlying Securities and any other Deposited Assets. See "Maturity and Yield Considerations."

     Tax Considerations. The Federal income tax consequences of the purchase, ownership and disposition of the Certificates and the tax treatment of the Trust will depend on the specific terms of the Certificates, the Trust, any Credit Support and the Deposited Assets. See the description under "Certain Federal Income Tax Considerations" in the related Prospectus Supplement.

     Ratings of the Certificates. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     Global Securities. Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depository (as defined below) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Certificateholders indirectly through the Depository and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited. See "Description of Certificates--Global Securities" and any further description contained in the related Prospectus Supplement.

     Passive Nature of the Trust. The Trustee with respect to any Series of Certificates will hold the Deposited Assets for the benefit of the Certificateholders. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any Underlying Securities Issuer or the value of the Deposited Assets. Under certain circumstances the holders of the Certificates may direct the Trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

     The Prospectus Supplement for each Series of Certificates will set forth information regarding additional risk factors, if any, applicable to such Series (and each Class within such Series).


                                 THE DEPOSITOR

     The Depositor is an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor was incorporated in the State of Delaware on July 30, 1996. The Depositor was organized for the purpose of acquiring Underlying Securities and issuing securities backed by such Underlying Securities. The Depositor anticipates that it will in many cases have acquired Underlying Securities indirectly through Morgan Keegan & Company, Inc., which is also an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor does not have, nor is it expected in the future to have, any significant assets. The Certificates do not represent an interest in or an obligation of the Depositor.

     The Depositor maintains its principal office at 50 North Front Street, Memphis, Tennessee 38103. Its telephone number is (901) 524-4100.


                                USE OF PROCEEDS

     Unless otherwise specified in the applicable Prospectus Supplement, the net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Depositor to purchase the related Deposited Assets and arrange certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or the applicable Certificate Account (as defined below) for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds, if any, will be used by the Depositor for general corporate purposes.


                             FORMATION OF THE TRUST

     The Depositor will assign the Deposited Assets for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the Certificateholders of such Series. See "Description of the Trust

Agreement--Assignment of Deposited Assets." The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses." The Trustee or an Administrative Agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

     Unless otherwise stated in the Prospectus Supplement, the Depositor's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust Agreement--Advances in Respect of Delinquencies," and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     Unless otherwise provided in the related Prospectus Supplement, each Trust will consist of (i) such Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Depositor or any previous owner thereof, as from time to time are specified in the Trust Agreement; (ii) such assets as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support"; (v) the rights of the Depositor under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     In addition, to the extent provided in the applicable Prospectus Supplement, the Depositor will obtain Credit Support for the benefit of the Certificateholders of any related Series (or Class within such Series) of Certificates.


                       MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to the foregoing will, unless otherwise specified in the applicable Prospectus Supplement, affect the weighted average life of the related Series of Certificates.

     The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. With respect to any Series of Certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such Series (or Class within such Series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether a corporate issuer exercises any right of redemption in respect of its securities. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of the Underlying Security Issuer will be repaid prior to its stated maturity.

     Unless otherwise specified in the related Prospectus Supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of certain Underlying Security Events of Default (as defined below). The maturity and yield on the Certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities by the holders thereof. See "Description of the Deposited Assets-- Underlying Securities Indenture." If a Underlying Securities Issuer becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect a Underlying Securities Issuer's ability to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and social, geographic, legal and economic factors.

     The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates representing an interest in a pool of corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

     Additionally, if the Certificates are subject to optional redemption, and such right to cause an optional redemption of the Certificates is exercised, the Certificates will have a shorter maturity than if such right were not exercised. Furthermore, such right is likely to be exercised, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potential reinvestment can be expected to be lower than the return that would have been earned over the remaining life of the Certificates if they had not been called.

     The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Underlying Securities.


                          DESCRIPTION OF CERTIFICATES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Depositor, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust. The following summaries describe certain provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any provision of the Trust Agreement that materially differs from the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any

Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

     A copy of the applicable series supplement to the Trust Agreement relating to each Series of Certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8K to be filed with the Commission following the issuance of such Series.

General

     There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "Description of Deposited Assets and Credit Support--Collections."

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and, if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Depositor (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);
(iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class); (vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Certificateholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Certificateholder's Certificate or of the Depositor or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;
(ix) the rating of each Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable;
(xi) whether the Certificates of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or of any Class within such series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depository (as defined below), if other than The Depository Trust Company, for such Global Security or Securities; (xiii) if a temporary Certificate is to be issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Certificate of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xiv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Certificates (as defined below) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class; (xv) if any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such Class; (xvi) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Depositor or the applicable Administrative Agent, if any, or Trustee under the Trust Agreement or with respect to the applicable Trust; and (xvii) any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

     Unless otherwise indicated in the applicable Prospectus Supplement, Certificates of each Series (including any Class of Certificates not offered hereby) will be issued only as Registered Certificates in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars.

     The United States Federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in the applicable Prospectus Supplement.

     Unless otherwise provided in the applicable Prospectus Supplement, Registered Certificates may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. The Depositor may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the Trustee for cancellation of such Certificates.


DISTRIBUTIONS

     Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date").

     Unless otherwise provided in the applicable Prospectus Supplement and except as provided in the succeeding paragraph, distributions with respect to Certificates will be made at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above.

     Unless otherwise specified in the applicable Prospectus Supplement, distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Securities, will be a nominee of the Depository); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined below) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable Prospectus Supplement, be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. A Certificateholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable Prospectus Supplement, "Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is

(i) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Certificate means any day on which dealings in U.S. dollars are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.


INTEREST ON THE CERTIFICATES

     General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate

Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate
Certificate: (i) LIBOR (a "LIBOR Certificate"), (ii) the Commercial Paper Rate (a "Commercial Paper Rate Certificate"), (iii) the Treasury Rate (a "Treasury Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Rate Certificate"), (v) the CD Rate (a "CD Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

     The Depositor will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating

Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

     The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates, will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Prospectus Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

     (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                          D X 360 X 100
                     Money Market Yield = -------------
                                          360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, unless otherwise specified in the applicable Prospectus Supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills--auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate.)

     The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. Unless otherwise specified in the applicable Prospectus Supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.


PRINCIPAL OF THE CERTIFICATES

     Unless the related Prospectus Supplement provides otherwise, each Certificate (other than certain Classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Unless otherwise specified in the related Prospectus Supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Unless the related Prospectus Supplement provides otherwise, the initial aggregate Certificate Principal Balance of all Classes of Certificates of a Series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Unless the Prospectus Supplement provides otherwise, distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.


OPTIONAL REDEMPTION OF CERTIFICATES

     If so specified in the Prospectus Supplement relating to a Series, one or more Classes of Certificates of any Series may be redeemed in whole at such time and under the circumstances and at the redemption prices set forth in such Prospectus Supplement. See also "Description of the Trust Agreement-- Termination."


OPTIONAL EXCHANGE

     If a holder may exchange Certificates of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series." The terms upon which a holder may exchange Certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust will be specified in the related Prospectus Supplement; provided that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with the Depositor's and such Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

          (a) a requirement that the exchanging holder tender to the Trustee Certificates of each Class within such Exchangeable Series;

          (b) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each Certificate being tendered for exchange;

          (c) a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

          (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

          (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Underlying Securities deposited in the applicable Trust; and

          (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

     Unless otherwise specified in the related Prospectus Supplement, in order for a Certificate of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Certificateholder, the Trustee for such Certificate must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depository (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged, the certificate number or a description of the tenor and terms of such Registration Certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Certificate for less than the entire Certificate Principal Balance of such Certificate provided that the Certificate Principal Balance or Notional Amount, as applicable, of such Certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the holder of such exchanged Certificate).

     Unless otherwise specified in the applicable Prospectus Supplement, because initially and until Definitive Certificates are issued each Certificate will be represented by a Global Security, the Depository's nominee will be the Certificateholder of such Certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depository's nominee will timely exercise a right of exchange with respect to a particular Certificate, the beneficial owner of such Certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such Certificate to notify the Depository of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depository.

     Unless otherwise provided in the applicable Prospectus Supplement, upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such Prospectus Supplement, the applicable Certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Certificate being exchanged, in the manner and to the extent described in such Prospectus Supplement. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Certificateholder, such pro rata share of the Deposited Assets, in which event the Certificateholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.


GLOBAL SECURITIES

     Unless otherwise specified in the applicable Prospectus Supplement, all Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Certificates denominated and payable in U.S. dollars), or such other depository identified in the related Prospectus Supplement (the "Depository"), and registered in the name of a nominee of the Depository. Global Securities may be issued in registered form and in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Security may not be transferred except as a whole by the Depository for such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor of such Depository or a nominee of such successor.

     The Depository Trust Company has advised the Depositor as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depository ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depository's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depository. Access to such Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Depositor that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depository for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depository for a Global Security, or its nominee, is the owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole Certificateholder of the individual Certificates represented by such Global Security for all purposes under the Trust Agreement governing such Certificates. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Certificates represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such Certificates. Because the Depository can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

     Distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Security will be made to the Depository or its nominee, as the case may be, as the Certificateholder of such Global Security. None of the Depositor, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Depositor expects that the Depository for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive

Global Security representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of such Depository. The Depositor also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     If the Depository for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Depositor within ninety days, the Depositor will issue individual Definitive Certificates in exchange for the Global Security or Securities representing such Certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Securities and, in such event, will issue individual Definitive Certificates of such Class in exchange for the Global Security or Securities representing such Certificates. Further, if the Depositor so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Security representing Certificates of such Class may, on terms acceptable to the Depositor and the Depository for such Global Security, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as Registered Certificates in denominations, unless otherwise specified by the Depositor, of $1,000 and integral multiples thereof.

     The applicable Prospectus Supplement will set forth any specific terms of the depository arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth or different from the description set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

GENERAL

     Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) (i) in the secondary market and/or (ii) from an underwriter who purchased the Underlying Securities in connection with the initial issuance thereof, provided that such underwriter's participation in such offering was no greater than 10%, and assigned to a Trust as described in the applicable Prospectus Supplement. The Underlying Securities will represent direct obligations of one or more corporations, banking organizations or insurance companies organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission (with respect to each Underlying Security, a "Underlying Securities Issuer").

     This Prospectus relates only to the Certificates offered hereby and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in a Trust and does not purport to be a complete description of any Underlying Security Prospectus and Underlying Security Indenture (as defined below).

UNDERLYING SECURITIES INDENTURE

     General. Unless otherwise specified in the related Prospectus Supplement each Underlying Security will have been issued pursuant to an agreement (each, a "Underlying Securities Indenture") between the Underlying Securities Issuer and a trustee (the "Underlying Securities Trustee"). Unless otherwise specified, the Underlying Securities Indenture and the Underlying Securities Trustee will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.

     Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to: (i) consolidate, merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; (iii) declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

     The Underlying Securities Indenture related to one or more Underlying Securities included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust as a holder of the Underlying Securities against losses. The Prospectus Supplement used to offer any Series of Certificates will describe material covenants in relation to any

Concentrated Underlying Security and, as applicable, will describe material covenants which are common to any pool of Underlying Securities.

     Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; and (iv) certain events of insolvency or bankruptcy with respect to the Underlying Securities Issuer.

     Remedies. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Underlying Securities Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities Indenture with respect to any Concentrated Underlying Security ("Underlying Security Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If a Underlying Security Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of a Underlying Security and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

     Subordination. As set forth in the applicable Prospectus Supplement, certain of the Underlying Securities with respect to any Trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the Underlying Securities Issuer. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Underlying Securities Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust as a holder of Senior Underlying Securities would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities.
Reference is made to the Prospectus Supplement used to offer any Series of Certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a Trust comprised of a pool of securities.

     Secured Obligations. Certain of the Underlying Securities with respect to any Trust may represent secured obligations of the Underlying Securities Issuer ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

     The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of such Underlying Securities and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

     Reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the Underlying Securities Issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the Accrual Periods"); and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the Underlying Securities Issuer to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Underlying Securities Issuer; (ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xi) the rating thereof, if any; and
(xii) any other material terms of such Underlying Securities.

     With respect to a Trust comprised of a pool of Underlying Securities, the related Prospectus Supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii), (iii), (v), (vi), (vii),
(viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

     In addition to the foregoing, with respect to each Concentrated Underlying Security the applicable Prospectus Supplement will disclose the identity of the applicable obligor and the Underlying Securities Trustee, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the Certificates may obtain such publicly available information with respect to each such obligor. Such publicly available information will typically consist of the quarterly and annual reports filed under the Exchange Act by such issuer with, and which are available from, the Commission.

     If an issuer of Concentrated Underlying Securities ceases to file periodic reports under the Exchange Act, the Depositor, on behalf of the Trust, will continue to be subject to the reporting requirements of the Exchange Act but certain information with respect to such issuer may be unavailable.

OTHER DEPOSITED ASSETS

     In addition to the Underlying Securities, the Depositor may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto) and direct obligations of the United States (all such assets for any given Series, together with the related Underlying Securities, the "Deposited Assets"). The applicable Prospectus Supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

     Unless otherwise specified in the related Prospectus Supplement, the Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and the Certificates of each Class of a given Series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

     As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below or any other means described in the applicable Prospectus Supplement. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element, including financial information with respect to any such obligor providing Credit Support for 20% or more of the aggregate principal amount of such Class or Classes.

     Subordination. As discussed below under "--Collections," the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, if losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholders of any Class of any such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

     Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable Prospectus Supplement, in the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.

     Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement. Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Depositor or such other person named in the related Prospectus Supplement.

COLLECTIONS

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate Account"). An Administrative Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for a given Series of Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                       DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The following summary of certain provisions of the Trust Agreement and the Certificates do not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. Article and section references in parentheses below are to articles and sections in the Trust Agreement. Wherever particular sections or defined terms of the

Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS

     At the time of issuance of any Series of Certificates, the Depositor will cause the Underlying Securities to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security represents ten percent or more of the total Underlying Securities with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement if and to the extent provided therein, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Administrative Agent, if any, and the Depositor, and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Depositor (a "Deposited Asset Provider"). If and to the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days off receipt of such notice, to repurchase the related Deposited Asset from the Trustee at the Purchase Price (as defined below) or provide a substitute for such Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Depositor will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. Unless otherwise specified in the related

Prospectus Supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document.

     Each of the Depositor and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Depositor or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Depositor or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

     General. With respect to any Series of Certificates the Trustee or such other person specified in the Prospectus Supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined below).

     The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor

Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

     The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses."

     The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, as administrator with respect to the Deposited Assets, the Trustee, on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that, except as otherwise expressly provided in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted

     Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Certificate Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any; and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

ADVANCES IN RESPECT OF DELINQUENCIES

     Unless otherwise specified in the applicable Prospectus Supplement, the Administrative Agent, if any, specified therein will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE DEPOSITOR

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Depositor, an affiliate of either thereof, or any third party and may have other normal business relationships with the Trustee, the Depositor or their affiliates.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Depositor nor any director, officer, employee, or agent or the Administrative Agent or the Depositor will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative

Agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Depositor and any director, officer, employee or agent of the Administrative Agent or the Depositor will be entitled to indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON ADMINISTRATIVE AGENT TERMINATION EVENT

     Unless otherwise provided in the related Prospectus Supplement, "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined below); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the related Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, so long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Depositor or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable to act, it may or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage-- Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

     No Certificateholder will have the right under the Trust Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of breach and unless the holders of Certificates evidencing not less than the "Required Percentage--Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement for each Series of Certificates may be amended by the Depositor and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement, (iii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Depositor, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement may also be modified or amended from time to time by the Depositor, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     Except as otherwise set forth in the applicable Prospectus Supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or
(ii) reduce the aforesaid Required

Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Unless otherwise specified in the applicable Prospectus Supplement, holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Depositor, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

     Reports to Certificateholders. Unless otherwise provided in the applicable Prospectus Supplement, with each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Depositor and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

            (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

            (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

            (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

            (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

            (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

            (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

            (vii) as to any Series (or Class within such Series) for which Credit Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount per minimum denomination of Certificates or for such other specified portion thereof.
Within a reasonable period of time after the end of each calendar year, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable Prospectus Supplement, any notice required to be given to a holder of a Registered Certificate will be mailed to the last address of such holder set forth in the applicable Certificate Register.

EVIDENCE AS TO COMPLIANCE

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement will provide that commencing on a certain date and on or before a specified date in each year thereafter, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of certain agreed upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the Trust Agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report.

     The Trust Agreement will also provide for delivery to the Depositor, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the

Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

     Unless otherwise provided in the applicable Prospectus Supplement, if a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee at the location specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

     The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series specified in the related Prospectus Supplement.

DUTIES OF THE TRUSTEE

     The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given Series, the Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

THE TRUSTEE

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, any Administrative Agent and their respective affiliates.

                              PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Depositor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed, and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States may include Morgan Keegan & Company, Inc., an affiliate of the Depositor. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor. Morgan Keegan & Company, Inc.'s participation, if any, in the offer and sale of Certificates complies with the requirements of Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

     Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Certificates. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Certificates. A Prospectus Supplement will be prepared with respect to the Certificates for use by such affiliates in connection with offers and sales related to market-making transactions in the Certificates.

                                 LEGAL OPINIONS

     Certain legal matters with respect to the Certificates will be passed upon for the Depositor and the underwriters by Chapman and Cutler, Chicago, Illinois or other counsel identified in the applicable Prospectus Supplement.

                     Subject to Completion Dated ____, 1996
Prospectus Supplement
(To Prospectus Dated ____, 1996)
                    Trust Certificates, Series 1996 -- [  ]
            $ [Notional Amount] [(Approximate)], Class Certificates,
                     [______%] [Variable] Pass Through Rate
            $ [Notional Amount] [(Approximate)], Class Certificates,
                     [______%] [Variable] Pass Through Rate
                       Southpoint Structured Assets, Inc.
                                   Depositor

     Each Trust Certificate Series 1996 -- [__________] offered hereby will consist of classes of Certificates, designated as Class Certificates[,] [and] Class Certificates [and list others], [all] of which [only the Class Certificates[,] [and] Class Certificates [and list others]] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Series 1996 -- [__________] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], between Southpoint Structured Assets, Inc. (the "Depositor") and [__________], as trustee (the "Trustee"), as supplemented by the Series 1996 -- [__________] Supplement dated as of [__________] (collectively, the "Trust Agreement"). The property of the Trust will consist in part of [$][__________] aggregate principal amount of [a (______%) [floating rate] [specify publicly issued debt security] due of [specify issuer]] [a pool of [______%] [floating rate] publicly issued debt securities having a term of [not less than years and not more than years] issued by one or more corporations, banking organizations, or insurance companies organized under the laws of the United States or any State [(other than the Retained Interest referred to herein)] (collectively, the "Underlying Securities"), and having the characteristics described herein under "Description of the Deposited Assets." Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

     The Underlying Securities will be acquired by the Depositor and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Underlying Securities were issued and sold as part of an underwritten public offering in [__________].] The Underlying Securities are obligations of the Underlying Securities Issuer and [explain whether senior or subordinate, whether secured or unsecured and whether subject to any redemption or put rights]. [Describe any required principal payments of Underlying Securities.]

     Distributions on the Certificates will be made [monthly] [quarterly] [semi-annually] on [[______] of each year] [to be conformed to interest payment dates for Underlying Securities], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [__________]. The last day on which distributions are scheduled to be made on the Certificates is [__________] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal on such Certificates or, to the extent specified herein, a pro rata share of any remaining Underlying Securities.

     [The Certificates are redeemable in whole on any Distribution Date on or after the ____________, 19__ Distribution Date at a price equal to par (the "Redemption Price") plus accrued and unpaid interest, upon exercise of the optional redemption right by the holder of the Call Warrant. See "Risk Factors-
- -Maturity and Yield Considerations" and "Description of the Certificates-- Optional Redemption" herein.]

     [The Certificates have been authorized for listing, upon official notice of issuance, with the [name of exchange].]

     SEE "RISK FACTORS" HEREIN ON PAGES [__] TO [__] AND IN THE PROSPECTUS ON PAGES [*] TO [*].
                                _______________

     THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS RESPECTIVE AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF THE UNDERLYING SECURITIES ISSUER OR ANY OF ITS AFFILIATES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                _______________

     The Underwriter has agreed to purchase the Certificates from the Depositor at [______]% of the Certificate Principal Balance thereof ($[__________] aggregate proceeds to the Depositor, before deducting expenses estimated at $[__________]) plus accrued interest, if any, at the Pass-Through Rate calculated from [__________], 1996 (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "Plan of Distribution."

     The Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Plan of Distribution."

     The Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Certificates will be made in book-entry form through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

                             [NAME OF UNDERWRITER]


                                __________, 1996

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     As and to the extent described herein, collections received by the Trustee with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class Certificates [and specify other classes].] As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Offered Certificates [and the Class Certificates [and specify other classes]]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of the Certificates--Subordination."

     The Underlying Securities Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

     There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" in the Prospectus.

     The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "Description of the Certificates--Definitive Certificates."

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED __________, 1996, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CONSIDER CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

     UNTIL, __________, 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT

RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               TABLE OF CONTENTS

HEADING                                                          Page

SUMMARY OF PRINCIPAL ECONOMIC TERMS............................   S-6

   The Certificates............................................   S-6
   The Underlying Securities...................................   S-8

SUMMARY OF PROSPECTUS SUPPLEMENT...............................   S-9

FORMATION OF THE TRUST.........................................  S-13

RISK FACTORS...................................................  S-14

DESCRIPTION OF THE DEPOSITED ASSETS............................  S-14

   General.....................................................  S-14
   Underlying Securities Indenture.............................  S-16

[DESCRIPTION OF CREDIT SUPPORT]................................  S-19

   [The Letter of Credit.......................................  S-19
   [The Surety Bond............................................  S-20
   [Reserve Account............................................  S-20

YIELD ON THE CERTIFICATES......................................  S-20

DESCRIPTION OF THE CERTIFICATES................................  S-21

   General.....................................................  S-21
   Definitive Certificates.....................................  S-22
   Distributions...............................................  S-22
   [Optional Redemption........................................  S-24
   [Advances...................................................  S-25
   Allocation of Losses........................................  S-25
   [Restrictions on Transfer of the Class [ ] Certificates.....  S-26

DESCRIPTION OF THE TRUST AGREEMENT.............................  S-26

   General.....................................................  S-26
   The Trustee.................................................  S-26
   Events of Default...........................................  S-27
   Voting Rights...............................................  S-27
   Voting of Underlying Securities, Modification of Indenture..  S-28
   Termination.................................................  S-29


CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS..................  S-29

CERTAIN FEDERAL INCOME TAX CONSEQUENCES........................  S-30

   Grantor Trust Certificates..................................  S-30
   Income of Certificate Owners................................  S-31
   Bond Premium................................................  S-34
   Election to Treat All Interest as Original Issue Discount...  S-35
   Modification or Exchange of Underlying Securities...........  S-35
   Deductibility of Trust's Fees and Expenses..................  S-35
   Purchase and Sale of a Certificate..........................  S-35
   Backup Withholding..........................................  S-36
   Foreign Certificate Owners..................................  S-37
   Partnership Certificates....................................  S-37
   Partnership Taxation........................................  S-38
   Discount and Premium........................................  S-39
   Modification or Exchange of Underlying Securities...........  S-39
   Tax Consequences of Other Assets Held by Trust..............  S-39
   Section 708 Termination.....................................  S-39
   Disposition of Certificates.................................  S-39
   Allocations Between Transferors and Transferees.............  S-40
   Section 754 Election........................................  S-41
   Administrative Matters......................................  S-41
   Tax Consequences to Foreign Certificate Owners..............  S-42

[CERTAIN STATE TAX CONSEQUENCES................................  S-43

ERISA CONSIDERATIONS...........................................  S-43

PLAN OF DISTRIBUTION...........................................  S-45

RATINGS........................................................  S-46

LEGAL OPINIONS.................................................  S-46

                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

     The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the headings "Description of the Certificates," "Description of the Underlying Securities" and "Description of Credit Support." Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

THE CERTIFICATES

The Trust.....................Series 1996-[ ]Trust. The Trust will be formed pursuant to the Trust Agreement dated as of [__________] (the "Base Trust Agreement"), between the Depositor and the Trustee, as supplemented by the Series 1996-[ ] Supplement dated as of the Expected Settlement Date (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement").

Certificates Offered..........Trust Certificates, Series 1996-[ ], consisting of
                              Class [ ] Certificates[,] [and] Class [ ]
                              Certificates [and specify others] (collectively, the "Certificates").

[Initial Certificate
Principal Balance]
[Notional Amount].............Class [ ]: [$] [ ]. Class [ ]: [$] [ ].

Final Distribution Date.......Class [ ]. Class [ ].

Pass-Through Rates............[The Variable Pass-Through Rates applicable to the calculation of the interest distributable on any Distribution Date on the Certificates [(other than the Class [ ] Certificates)] are equal to [describe method for determining variable rates]. The initial Variable Pass-Through Rates for the Class [ ] Certificates [,] [and] the Class [ ] Certificates [and specify others] are approximately __% [,] [and] ___% [and ___%] per annum, respectively.] [The Pass-Through Rate applicable to the calculation of the interest distributable on any Distribution Date on the [specify classes] Certificates is fixed at ___% [and ___%, respectively,] per annum.]

Deposited Assets..............The Deposited Assets shall consist of the
                              Underlying Securities [and describe any assets which are ancillary or incidental to the Underlying Securities]. See "--The Underlying Securities" [, "--Other Deposited Assets"] and "Description of the Deposited Assets" below.

Original Issue Date...........[ ].

Cut-off Date..................[ ].

Distribution Date.............[ ], commencing [ ].

Record Date...................The [ ] day immediately preceding each
                              Distribution Date.

Denominations.................The Class [ ] Certificates [,] [and] Class [ ]
                              Certificates [and specify others] will be available for purchase in minimum denominations of [$][ ] and [integral multiples thereof] [multiples of [$][ ] in excess thereof].

Interest Accrual Periods......[Monthly] [Quarterly] [Semi-annually] (or, in the case of the first Interest Accrual Period, from and including the Original Issue Date to but excluding the first Distribution Date).

[Optional Redemption..........On any Distribution Date occurring on or after the
                              Distribution Date occurring in ___________, 19__, the Certificates may be redeemed by the Depositor, in whole only, at a price equal to the Redemption Price.]

[Redemption Price.............___________.]

Form of Security..............Book-entry Certificates with The Depository Trust
                              Company ("DTC"), except in certain limited circumstances. See "Description of the Certificates--Definitive Certificates."
                              Distributions thereon will be settled in [immediately available (same-day)] [clearinghouse (next-day)] funds.

Trustee.......................[ ], as trustee.

Ratings.......................[ ] by [ ] [and [ ] by [ ]]. [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the Certificates of a given class is conditioned upon satisfaction of the ratings of each other class of Certificates.] See "Ratings."

THE UNDERLYING SECURITIES

Underlying Securities.........[A [ ]%] [floating rate] [publicly issued debt security due [ ] [A pool of publicly issued debt securities of various issuers, exclusive of the Retained Interest] [in/having] an aggregate principal amount of [$][ ].

Underlying Securities Issuer..[Specify issuer] [Pool of various domestic corporations, banking organizations and insurance companies.]

Underlying Securities
Original Issue Date...........[ ].

Underlying Securities
Final Payment Date............[ ].

Amortization..................[Describe amortization schedule, if any].

Denominations.................The Underlying Securities are available in minimum denominations of [$][ ] and [integral multiples thereof] [multiples of [$][ ] in excess thereof].

Underlying Securities
Payment Dates.................[ ], commencing [ ].

Underlying Securities Rate....[ % per annum.] [A [Weighted Average] rate per annum equal to [specify interest rate formula for debt security].]

Underlying Securities
Interest Accrual Periods......[Monthly] [Quarterly] [Semi-annually].

Priority......................[Describe senior or subordinated status of
                              Underlying Securities].

Security......................[Describe existence of any security for obligations or state that Underlying Securities are unsecured].

Redemption/Put/Other
Features......................[Describe existence of any redemption, put or other material features applicable to the Underlying Securities].

Form of Underlying
Securities....................Book-entry debt securities with DTC [listed on the
                              [New York] [American] Stock Exchange [specify other listing]].

Underlying Securities
Trustee [Fiscal and
Paying Agent].................[ ]. The Underlying Securities have been issued pursuant to [an indenture dated as of [ ], 19[ ] (the "Indenture"), between the Underlying Securities Trustee and the Underlying Securities Issuer].

Ratings of the Underlying
Securities....................[ ] by [ ] [and [ ] by [ ]]. See "Description of
                              the Underlying Securities--Ratings of Underlying Securities."

Other Deposited Assets

     [Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]

                       SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.

Depositor.....................Southpoint Structured Assets, Inc. (the
                              "Depositor"), an indirect wholly-owned subsidiary of Morgan Keegan, Inc. See "The Depositor" in the Prospectus.

Certificates..................The Certificates, each of which represents a fractional undivided beneficial interest in the Trust, will be issued pursuant to the Trust Agreement. The Certificates will consist of [ ] classes, designated as Class [ ] Certificates [and] [,] Class [ ] Certificates [and [specify other classes]], [all] of which [all but the Class
                              [ ] Certificates] are being offered hereby
                              (collectively, the "Certificates").

                              The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal. The Certificate Principal Balance of a Certificate will decline to the extent distributions allocable to principal are made to such holder. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to

                              [specify]. Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                              [The Class [ ] Certificates, which are not being offered hereby, have in the aggregate an initial Certificate Principal Balance of [$] [ ] (approximate) and a [Variable] Pass-Through Rate [of __%]. The Class [ ] Certificates represent the right to receive distributions in respect of their Certificate Principal Balance and interest thereon at their applicable Pass-Through Rate.] Shortfalls in collections with respect to the Deposited Assets will be allocated solely to the Class [ ] Certificates to the extent provided herein and, thereafter, will be allocated among the Certificates and the Class [ ] Certificates, as provided herein. [The Class [ ] Certificates will be transferred by the Depositor to an affiliate on or about ____________, 1996 (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

The Underlying Securities.....Interest on the Underlying Securities accrues at the Underlying Securities Rate for each Underlying Securities Accrual Period and is payable on each Underlying Securities Payment Date. The entire principal amount of the Underlying Securities will be payable on the Underlying Securities Final Payment Date. [The Underlying Securities have a remaining term to maturity of approximately years.] [As of the Cut-off Date, the pool of Underlying Securities has a weighted average interest rate of [%] and a weighted average remaining term to maturity of approximately ___ years. Approximately [%] [specify if greater than 10%] of such Underlying Securities consist of debt securities of [U.S. corporate issuers].]

                              [Name such obligor] is a U.S. corporation whose principal executive offices are located at [specify address]. The obligor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the Commission. See "Description of the Deposited Assets."

[Other Deposited Assets and
Credit Support................The Deposited Assets will also include [direct obligations of the United States] [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars] (such assets, together with the Underlying Securities, the "Deposited Assets"). See "Description of the Deposited Assets."

                              The Certificateholders of the [specify particular classes] Certificates will have the benefit of [describe credit support] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, including providing certain coverage with respect to losses thereon.]

Distributions.................Holders of the Certificates will be entitled to receive on each Distribution Date, to the extent of available funds on such Distribution Date, after payment of the expenses of the Trustee and its respective agents up to the Allowable Expense Amount, (i) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to interest at the applicable Pass-Through Rate on the applicable Certificate Principal Balance, (ii) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to principal and (iii) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to premium (if any) in an amount equal to all payments of premium (if any) received on the Underlying Securities for the applicable Collection Period. Distributions will be made to Certificateholders only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any Credit Support. [The holders of the Class [ ] Certificates will be entitled to receive on each Distribution Date distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "Description of the Certificates--Distributions."

Special Distribution Dates....If a payment with respect to the Underlying
                              Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, then the Trustee shall distribute any such amount received on the next occurring Business Day (a "Special Distribution Date") as if such funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be [five Business Days (as such term is defined in the Prospectus, "Business Day") prior to the day on] which the related payment was received from the Underlying Securities Trustee.

[Subordination................As and to the extent described herein, the rights of the holders of the Class [ ] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the other classes of Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "Description of the Certificates--Allocation of Losses; Subordination."]

[Optional Termination.........At its option, the [Depositor] may purchase all the Deposited Assets in the Trust, and thereby cause the termination of the Trust and early retirement of the Certificates, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date. [Specify any other purchase or repurchase option of the Depositor.] See "Description of the Trust Agreement--Termination" herein and in the Prospectus.]

Certain Federal Income

Tax Consequences..............In the opinion of tax counsel to the Trust, the
                              Trust will be classified for Federal income tax purposes [as a grantor trust] [as a partnership] and not as an association taxable as a corporation. See "Certain Federal Income Tax Consequences."

Ratings.......................It is a condition to the issuance of the
                              Certificates that the Certificates have the ratings specified above under "Summary of Principal Economic Terms--The Certificates-- Ratings." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "Ratings."

ERISA Considerations..........An employee benefit plan subject to the Employee
                              Retirement Income Security Act of 1974, as amended ("ERISA"), and an individual retirement account (each, a "Plan") may purchase Certificates of any class if either (i) the Depositor is able to confirm the existence of at least 100 independent purchasers of such class or (ii) the Plan can represent that its purchase of the Certificates would not be prohibited under ERISA or the Code. See "ERISA Considerations."

                             FORMATION OF THE TRUST

     The Trust will be formed pursuant to the Trust Agreement (including the Series [ ] Supplement) between the Depositor and the Trustee. Concurrently with the execution and delivery of the Series [ ] Supplement, the Depositor will deposit the Underlying Securities in the Trust. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the Certificates to or upon the order of the Depositor.

     The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor). The Underlying Securities will not be acquired from the Underlying Securities Issuer as part of any distribution by or pursuant to any agreement with the Underlying Securities Issuer. The Underlying Securities Issuer is not participating in this offering and will not receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the Certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Morgan Keegan & Company, Inc., an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                                 RISK FACTORS

     [Describe risk factors applicable to the specific Underlying Securities, other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates and risks associated with the Deposited Assets and the terms thereof, as described elsewhere herein.] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus.

                      DESCRIPTION OF THE DEPOSITED ASSETS

GENERAL

     This Prospectus Supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities or the Underlying Securities Issuer. This Prospectus Supplement relates only to the Certificates offered hereby and does not relate to the Deposited Assets. All disclosure contained herein with respect to the Underlying Securities and the Underlying Securities Issuer is derived from publicly available documents. [Describe publicly available documents.] [The] [Each] Underlying Securities Issuer is subject to the information reporting requirements of the Exchange Act.

     Although the Depositor has no reason to believe the information concerning the Underlying Securities, [the] [each] Underlying Securities Issuer or each Underlying Securities Prospectus related to the Underlying Securities is not reliable, neither the Depositor nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. There can be no assurance that events affecting the Underlying Securities or the Underlying Securities Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

     [The Underlying Securities will be deposited into the Trust subject to the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the Underlying Securities, a distribution equal to [%] per annum multiplied by the principal amount of the Underlying Securities (the "Interest Strip"). The right of the holder of the Retained Interest to receive the Interest Strip is of equal priority with the rights of the Certificateholders to receive distributions of interest on the Certificates.]

     [Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued debt securities of [domestic corporations, banking organizations and insurance companies]. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool

                            as of the Cut-off Date

Number of Underlying Securities:
Aggregate Principal Balance:              [$]
Average Principal Balance:                [$]
Largest Balance:                          [$]
Weighted Average Interest Rate:                       %
Weighted Average Original Term to                     years
 Maturity:
Weighted Average Remaining Term to                    years
 Maturity:
Longest Remaining Term to Maturity:                   years

                    Distribution by Industry Classification
           of the Underlying Securities Pool as of the Cut-off Date

                                         Aggregate             Percent of
   Industry                              Principal              Aggregate
Classification               Number       Balance           Principal Balance
                            --------    ------------        -----------------
     Total                  ========    ============        =================


                        Distribution by Ratings of the

               Underlying Securities Pool as of the Cut-off Date

                        Aggregate               Percent of
                        Principal                Aggregate
 Rating     Number       Balance             Principal Balance
            ------     ------------          -----------------
  Total     ======     ============          =================

               Distribution by Remaining Term to Maturity of the Underlying Securities Pool as of the Cut-off Date

                                    Aggregate              Percent of
   Remaining Term                   Principal               Aggregate
    to Maturity         Number       Balance            Principal Balance
                        ------     ------------         -----------------
       Total            ======     ============         =================




                     Distribution by Interest Rate of the
               Underlying Securities Pool as of the Cut-off Date

                                             Aggregate        Percent of
      Interest                               Principal        Aggregate
     Rate Range                  Number       Balance     Principal Balance
     % to %                                 [$]                       %
     Greater than             % ---------   ------------  -----------------
     Total                                  [$]                    100%
                                =========    ===========  =================


     The Underlying Securities consist of debt securities of [domestic corporate issuers [specify other]]. As of the Cut-off Date, [all of] [approximately % of] such Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor on any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors-- Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

Underlying Securities Indenture

     The Underlying Securities have been issued pursuant to [an] agreement[s] ([each,] an "Indenture") between the [various] Underlying Securities Issuer[s] and Underlying Securities Trustee[s]. The following summary describes certain general terms of such Indenture[s], but investors should refer to the Indenture[s] [itself] [themselves] for all the terms governing the Underlying Securities.

     Each of the Indenture[s] limits the [respective] Underlying Securities Issuer's ability to engage in certain activities and transactions and requires that the Underlying Securities Issuer perform certain obligations with respect to the Underlying Securities. [Describe common restrictive, financial and other covenants on the Underlying Securities Issuer contained in the Indentures.]

     [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. [Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary]:

            (a) failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities in the time periods given in the Indentures;

            (b) material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement under an Indenture continuing for a specified period of time after notice thereof is given to the Underlying Securities Issuer by the Underlying Securities Trustee or the holders of not less than a specified percentage of the Outstanding Debt Securities;

            (c) failure by the Underlying Securities Issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the Underlying Securities Issuer or the acceleration by or on behalf of the holders thereof of such securities; [and]

            (d) certain events of bankruptcy or insolvency relating to the Underlying Securities [Issuer]; and

           [(e) describe any additional common events of default with respect to the pool of Underlying Securities].]

     As of the Cut-off Date, [all of] [approximately __% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral].]

     The [pool of] Underlying Securities, together with any other assets described below and any Credit Support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

     [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates -- only a single obligor is referred to for purposes of this section of the form of Prospectus Supplement.]

     [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [___%] [floating rate] [specify publicly issued debt security] due of

[specify issuer] [, exclusive of the interest therein retained by [the Depositor] as described below (the "Retained Interest")], having an aggregate principal amount outstanding as of the Cut-off Date of approximately [$] (the "Underlying Securities"). The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing debt security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

     According to [name such obligor]'s publicly available documents, [name such obligor] is a [identify form of domestic corporation, banking organization or insurance company] whose principal executive offices are located at [specify address]. The Depositor is not an affiliate of [name such obligor]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the Commission [and makes available to the public upon request certain annual reports containing financial and other information]. Copies of such reports and other information [may be inspected and copied at the Commission locations listed under "Available Information" in the accompanying Prospectus and may be obtained from the Public Reference Section of the Commission at Washington, D.C. 20549, at prescribed rates. In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange, 86 Trinity Place, New York, New York 10013]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor]].

     The Trust will have no other significant assets [other than any Credit Support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This Prospectus Supplement relates only to the Certificates being offered hereby and does not relate to the Underlying Securities of [name such obligor]. All information contained in this Prospectus

Supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph. Neither the Depositor nor [any of] the Underwriter[s] has participated in the preparation of such documents, or takes any responsibility for the accuracy or completeness of the information provided therein.

     The Deposited Assets will also include [direct obligations of the United States of America][describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").

                        [DESCRIPTION OF CREDIT SUPPORT]

     For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[THE LETTER OF CREDIT

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Trustee on behalf of the Certificateholders. The Letter of Credit will be irrevocable and will [support the [timely][ultimate] remittance of amounts due with respect to the Deposited Assets]. The maximum amount that the Trustee may draw under the Letter of Credit will initially be equal to [$]. The initial amount of the Letter of Credit will be [$]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) [%] of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on the preceding Distribution Date) but in any event not less than [$], and (ii)] the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on _________, 19___. The Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

     [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the Letter of Credit Bank.]]

[THE SURETY BOND

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Surety Bond from [ ] (the "Surety") in favor of the Trustee on behalf of the Certificateholders. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered][Class[ ]] Certificates. The Surety Bond expires on _________, 19___. The Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any amounts owing, in the manner and priority specified herein.

     [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the Surety Bond.]]

[RESERVE ACCOUNT

     The Depositor will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of [$]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

                           YIELD ON THE CERTIFICATES

     [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are allocated to the Certificateholders of each class of the Certificates, as described elsewhere herein.] See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will consist of [ ] classes of Certificates, designated as Class [ ][,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate.] [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Depositor to an affiliate on the Closing Date, and may be sold at any time by the Depositor in accordance with the terms of the Trust Agreement.]

     The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of [$ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Certificates [(other than the Definitive Classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "--Definitive Certificates." Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "--Definitive Certificates" below and "Description of Certificates--Global Securities" in the Prospectus.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights, authorize divergent action.

DEFINITIVE CERTIFICATES

     Definitive Certificates will be issued to Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the Definitive Classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.

DISTRIBUTIONS

     Collections on the Deposited Assets that are received by the Trustee for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

            (i) to the Trustee, all unpaid fees and expenses of the Trustee and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

            (ii) [to the providers of Credit Support ("Credit Support Providers"), any amounts required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");

            (iii) ] to the Certificateholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available

     Funds remain available, to each other Class in accordance with the ranking specified herein under "--Allocation of Losses; Subordination";

            [(iii)  to the Credit Support Providers, any Credit Support
     Payments;]

            [(iv)] to the Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause
     (i) above;

            [(v)  all remaining amounts, if any, to the Depositor].

     There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Certificates over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the Certificateholders of the Certificates. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

     For purposes hereof, the following terms have the following meanings:

     "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

     "Available Funds" for any Distribution Date means the sum of (a) all amounts received on or with respect to the Deposited Assets (including investment income on Eligible Investments) received during the preceding Collection Period[,] [and] (b) amounts available as of such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Depositor] may remit to the Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

     "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

     "Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.

     ["Interest Strip" allocable to the Retained Interest for any Distribution Date means accrued and unpaid interest on the outstanding principal balance of the Certificates, computed at an annual rate of [%].]

     "Required Interest" for the Certificates or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Pass-Through Rate.

     "Required Premium" for the Certificates or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

     "Required Principal" for the Certificates or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]

     [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class
[ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[OPTIONAL REDEMPTION

     On each Distribution Date, or the next succeeding Business Day if such Distribution Date is not a Business Day, on or after the Distribution Date in [___________, 199_], the Certificates may be redeemed by the Trust at the request of the Depositor at a price of [%] (the "Redemption Price"). In addition, the Certificateholders shall be entitled to receive interest up to, but not including, the Redemption Date.]

[ADVANCES

     Subject to the following limitations, the Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable to the Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the Certificates. In the event that the Trustee fails in its obligation to make any such Advance, the Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]

ALLOCATION OF LOSSES; SUBORDINATION

     The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.

     [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

     [An "Extraordinary Trust Expense" is an expense of a given Trust in excess of the Allowable Expense Amount, including certain reimbursements to the Depositor described in the Prospectus under "Description of Certificates-- Certain Matters Regarding the Depositor" and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" herein.]

[RESTRICTIONS ON TRANSFER OF THE CLASS [ ] CERTIFICATES

     Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

                      DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Depositor with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement (including the Series 1996-[ ] Supplement) will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Depositor under the Purchase Agreement between the Depositor and the Seller]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See "Description of Credit Support."] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

THE TRUSTEE

     [ ], a [ ] corporation, will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

     The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

EVENTS OF DEFAULT

     An event of default with respect to any class of Certificates under the Trust Agreement (an "Event of Default") will consist of [(i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period); (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and (iii) the occurrence and continuance of such other events specified in the applicable Series Supplement.] [Describe remedies available to Certificateholders upon the occurrence and continuance of an Event of Default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

     The Trust Agreement will provide that, within 30 days after the occurrence of an Event of Default in respect of the Certificates of any class, the Trustee will give notice to the holders of such Certificates [and the holder of the Retained Interest], transmitted by mail, of all such uncured or unwaived Events of Default known to it. However, except in the case of an Event of Default relating to the payment of principal of or premium, if any, or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates of such class [and the holder of the Retained Interest].

     No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) such holder previously has given to the Trustee written notice of a continuing breach, (ii) the holders of Certificates of such Series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such Series have requested in writing that the Trustee institute such proceeding in its own name as Trustee, (iii) such holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such Series evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series.

VOTING RIGHTS

     [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and under what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.]

     [Specify the rights, if any, of the holder of the Retained Interest to consent to certain actions.]

VOTING OF UNDERLYING SECURITIES, MODIFICATION OF INDENTURE

     The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by DTC and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from DTC, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the Certificates, as applicable) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for Federal income tax purposes, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a Underlying Security Event of Default or an event which with the passage of time would become a Underlying Security Event of Default and with the unanimous consent of all holders of Outstanding Certificates or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Indenture and only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding Class of the Certificates and the holder of the Retained Interest]. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

     In the event that an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the Outstanding Debt Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Certificateholders and the holder of the Retained Interest] of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default under the Indenture has occurred, the Trustee is directed by the affirmative vote of all of the Certificateholders [and the holder of the Retained Interest] to accept such offer and the Trustee has received the tax opinion described above. Accordingly, a Certificateholder generally would be required to effect a withdrawal of Requested Underlying Securities from the Trust in order to accept such offer. See "--Optional Exchange of Certificates."

     If an event of default under the Indenture occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates, [and the holder of the Retained Interest,] the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the Certificateholders' interests of each Class may differ and the interests of either Class may differ from holders of other Outstanding Debt Securities.

TERMINATION

     The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of Certificates--Termination" in the Prospectus. The Depositor will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust created by the Trust Agreement for the Certificates continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of Certificates--Termination" in the Prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain material Federal income tax consequences of the purchase, ownership and disposition of the Certificates by an initial holder of Certificates. Such consequences will depend on the terms of the Certificate, whether the Trust is treated as a grantor trust or as a partnership for Federal income tax purposes, and the assets collateralizing or otherwise supporting such Certificate. The consequences of owning Certificates which are deemed for Federal income tax purposes to be interests in a grantor trust or in a partnership are discussed separately below under the captions "Grantor Trust Certificates" and "Partnership Certificates," respectively. The applicable Trust Agreement would include provisions appropriate to the particulars of the transaction and to the relevant Federal income tax status of the Trust and related Certificates.

     This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all Federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary is generally limited to investors who will hold the Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and who do not hold their Certificates as part of a "straddle," a "hedge" or a "conversion transaction." Investors should consult their own tax advisors to determine the Federal, state, local and other tax consequences of the purchase, ownership and disposition of the Certificates. The Prospectus Supplement for each series of Certificates will tailor the description of the Federal income tax consequences to the specific Certificates issued pursuant thereto, as therein limited.

     The Trust will be provided with an opinion of Chapman and Cutler, Chicago, Illinois, special Federal tax counsel to the Depositor ("Federal Tax Counsel") regarding certain Federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the Internal Revenue Service (the "Service") or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the Federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions.

GRANTOR TRUST CERTIFICATES

     If the Trust is intended to be classified as a grantor trust and not as an association taxable as a corporation for Federal income tax purposes, Federal Tax Counsel will so opine. The remainder of this discussion prior to "Partnership Certificates" assumes that the Trust is a grantor trust and not an association taxable as a corporation for Federal income tax purposes. Accordingly, each owner of a Certificate (a "Certificate Owner") will be subject to Federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of reasonable expenses paid by the Trust. The following discussion assumes that the Underlying Securities were not issued with original issue discount ("OID") and, accordingly, the Certificate owners will not realize OID except with respect to a "stripped interest" (as defined below).

INCOME OF CERTIFICATE OWNERS

     In General. A Certificate Owner will allocate the amount it pays for its Certificate among each Underlying Security and each of the Deposited Assets in the Trust in proportion to their relative fair market values on the date of purchase of the Certificate in order to determine its initial tax basis for the pro rata portion of each Underlying Security and Deposited Asset held by the Trust. A Certificate Owner would calculate separately its income, gain, loss or deduction realized with respect to each such asset.

     The Federal income tax treatment of a holder of Certificates will depend upon whether the interest in the Underlying Securities represented by a Certificate will be considered to be a "stripped bond" or "stripped coupon" (together a "stripped interest") within the meaning of Section 1286 of the Code. A Certificate will not be considered to represent a stripped interest in the Underlying Securities to the extent the Certificate is entitled to receive a proportionate amount of all principal of a particular maturity represented by the Underlying Securities and all interest relating thereto. A Certificate will be considered to represent a stripped interest in the Underlying Securities if the Certificate is entitled to receive less than all of the interest on a particular maturity represented by the Underlying Securities or if the Certificate is entitled to receive all or part of the interest on a particular maturity represented by the Underlying Securities but no principal on the Underlying Securities. In addition, if a Certificate is entitled to receive interest and principal on a particular maturity represented by the Underlying Securities, but the interest it is entitled to receive on a particular maturity represented by the Underlying Securities is disproportionately more than the principal it is entitled to receive on a particular maturity represented by the Underlying Securities, it could be argued (based on the preamble to Treas. Reg.
Section 1.1286-1 discussed below under "Tax Treatment of Certificates to the Extent They are Stripped Interests") that the Certificates represents (a) an interest in a particular maturity represented by the Underlying Securities that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on a particular maturity represented by the Underlying Securities and (b) a stripped interest in a particular maturity represented by the Underlying Securities to the extent of any additional interest to which it is entitled on a particular maturity represented by the Underlying Securities. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items (as well as any other Deposited Assets) in proportion to their relative fair market values on the date of purchase.

     Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a Certificate does not represent a stripped interest in a particular maturity represented by the Underlying Securities, each Certificate Owner will be required to report on its Federal income tax return, in a manner consistent with its method of accounting, its proportional share of the gross income of the Trust, including interest on and other amounts with respect to the corresponding Underlying Security, income derived from the other Deposited Assets held by the Trust, any gain or loss upon collection or disposition of the corresponding Underlying Security, other Deposited Assets, or as further described below under "PURCHASE AND SALE OF A CERTIFICATE" the sale or other disposition of a Certificate. The portion of each monthly payment to a Certificate Owner that is allocable to principal on the corresponding Underlying Security (other than amounts representing market discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificate Owner's undivided interest in the Underlying Securities.

     To the extent that the portion of the purchase price of a Certificate allocated to a Certificate Owner's undivided interest in an Underlying Security, based on the relative fair market value of each Underlying Security in which an interest is acquired as well as other Deposited Assets in which an interest is acquired, is greater than or less than the portion of the principal balance of the Underlying Security allocable to the Certificate, such interest in the Underlying Security will have been acquired at a premium or discount, as the case may be (the "allocated Purchase Price"). This allocation is required to be calculated separately for each Underlying Security represented by a Certificate. To the extent that the allocated Purchase Price is less than the principal balance of an Underlying Security, the Certificate Owner's interest in such Underlying Security will be treated as purchased at a "market discount." The market discount on a Underlying Security will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the allocated Purchase Price exceeds the principal balance of an Underlying Security, the Certificate Owner's interest therein will be treated as purchased with "bond premium." See the discussion below under "BOND PREMIUM."

     For example, if the allocated Purchase Price paid by a Certificate Owner with respect to an Underlying Security is equal or almost equal to the portion of the principal balance of the Underlying Security that is allocable to the Certificate, there would be no significant amount of discount or premium with respect to its interest in such Underlying Security. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Underlying Securities allocable to the Certificate, one or more Underlying Securities will have been purchased at a discount because a portion of such purchase price will be allocated to the other Deposited Assets of the Trust.

     In general, under the market discount provisions of the Code, all or a portion of the principal payments received by the Trust and the gain recognized upon a sale, maturity or disposition of an Underlying Security or upon the sale or other disposition of a Certificate (as further described below under "PURCHASE AND SALE OF A CERTIFICATE") will be taxable as ordinary income to the extent of accrued market discount. In general, the accrued market discount on each Underlying Security will equal an amount that bears the same ratio to the market discount on the Underlying Security as the number of days that the Trust held the Underlying Security (or a Certificate Owner held a Certificate related thereto), bears to the number of days after the Trust acquired the Underlying Certificate (or a Certificate Owner acquired a Certificate related thereto) and up and to the date of the maturity of the Underlying Security. At the election of a Certificate Owner, market discount can be accrued under a constant yield method as further described on the Code. The ordinary income treatment on dispositions described above will not apply if a Certificate Owner elects (or has previously elected) to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Such election, if made, will also apply to all debt instruments acquired directly or indirectly, by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and is irrevocable without the consent of the Service. If a Certificate Owner does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by a Certificate Owner that is incurred to purchase or carry a Certificate will be reduced by such accrued market discount. In general, the portion of any interest expense that was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Certificate Owners should consult their tax advisors regarding whether an election should be made to include market discount in income as it accrues and the method of accrual and as to the amount of interest expense that may not be currently deductible.

     Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent a Certificate represents a stripped interest in a particular maturity represented by the Underlying Securities, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of the stated redemption price at maturity (or the amount payable on the coupon) over the portion of the purchase price for the Certificate allocable to the stripped interest, based on the relative fair market value of all assets acquired.

     The tax treatment of a Certificate Owner will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under Treas. Reg.
Section 1.1286-1 (the "De Minimis Regulation"), the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of one percent multiplied by the product of the "stated redemption price at maturity" (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the number of full years remaining after the purchase date of either the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the weighted average maturity. This calculation of de minimis OID is to be performed separately for each new purchaser of a Certificate of the stripped interest from the date of purchase of the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate.

     In the preamble to the De Minimis Regulation, the Service stated that the final regulations are premised on the assumption that stripped coupons may be treated as qualified stated interest with respect to the bonds from which they are stripped and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances. According to the Service, without these assumptions, each stripped bond and stripped coupon would be treated as a separate (zero coupon) bond, and the OID with respect to each such separate bond or coupon virtually never would be de minimis. Finally, the Service indicated that future regulations under section 1286 will provide specific guidance relating to these assumptions. Certificate Owners are advised to consult their tax advisers with respect to the use of this assumption in determining the federal income tax consequences associated with the acquisition, ownership and disposition of a Certificate, including the determination of whether (i) OID is de minimis, (ii) a Certificate is subject to the market discount rules discussed above under "Tax Treatment of Certificates to the Extent They are Not Stripped Interests," and (iii) whether a Certificate represents an interest in an Underlying Security purchased at a premium and is subject to the discussion below under "Bond Premium."

     To the extent the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, such OID will be treated as zero. As a result, as described above under "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests," a Certificate Owner would report its share of the income of the Trust under its usual method of accounting.

     If the OID with respect to the stripped interest in a particular maturity represented by the Underlying Securities represented by a Certificate is not treated as being de minimis, a Certificate Owner will be required to include in income any OID on the stripped interest. Whether the Certificate Owner uses the cash or the accrual method of tax accounting, OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificate Owner prior to the receipt of cash by such Certificate Owner. The accrual of OID depends upon whether the Underlying Security with respect to which OID exists matures within one year of the date purchased. In the case of a Certificate that matures within one year, OID accrues daily on a ratable basis unless the holder elects to accrue such discount under a constant yield method, compounded daily. In the case of a Certificate that does not mature within one year of the date purchased, OID generally accrues daily, computed under a constant yield method, compounded at least annually (with straight line interpolation between compounding dates). Prospective purchasers should consult their tax advisors as to the computation of the accrual of OID, including the impact of the discussion set forth above in the preamble to the De Minimis Regulation.

Bond Premium

     In the event that a Certificate represents an interest in an Underlying Security purchased (either initially upon the formation of the Trust or upon the purchase of a Certificate) at a premium, such premium will be amortizable by the Certificate Owner as an offset to interest income (with a corresponding reduction in the Certificate Owner's basis) under a constant yield method over the term of the Underlying Security if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and the election is irrevocable without the consent of the Service.

Election to Treat All Interest as Original Issue Discount

     Under Treas. Reg. Section 1.1272-3 and with the limits set forth therein, any Certificate Owner may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above. Such an election with respect to an unstripped or stripped interest having amortizable bond premium or market discount, to the extent permitted, would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificate Owner. A Certificate Owner should consult its tax adviser as to whether to make such an election.

Modification or Exchange of Underlying Securities

     Depending upon the circumstances, it is possible that a modification of the terms of one or more of the Underlying Securities, or a substitution of other assets for the Underlying Securities, would be a taxable event to Certificate Owners on which they would recognize gain or loss.

Deductibility of Trust's Fees and Expenses

     In computing its Federal income tax liability, a Certificate Owner will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust and any allowable amortization deductions with respect to certain other assets of the Trust, but not amortizable bond premium. If a Certificate Owner is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction and will only be allowable to the extent that they exceed 2% of the Certificate Owner's adjusted gross income.

Purchase and Sale of a Certificate

     A Certificate Owner's tax basis in a Certificate generally will equal the cost of such Certificate increased by any amounts of undistributed taxable income (e.g., OID or market discount) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest, if any (subject to the application of the discussion set forth above in the preamble to the De Minimis Regulation), on an Underlying Security represented by the Certificate.

     If a Certificate Owner sells its Certificate, gain, if any, will constitute ordinary income to the extent of the aggregate of the accrued market discount (which has not previously been included in such Certificate Owner's taxable income) with respect to the Certificate Owner's pro rata portion of each Underlying Security held by the Trust. Any other gains (or losses) will be capital gains (or losses) except in the case of a dealer or a financial institution, and will be long-term if the Certificate Owner has held its Certificates for more than one year. A Certificate Owner will recognize taxable gains (or losses) (a) upon redemption or sale of its Certificate, (b) if the Trustee disposes of an asset or (c) upon receipt by the Trustee of payments of principal on the Underlying Securities. The amount of any such gain (or loss) is measured by comparing the Certificate Owner's pro rata share of the total proceeds from the transaction with its adjusted tax basis in its certificate or its pro rata interest in the asset as the case may be, and then reducing such gain, if any, to the extent characterized as ordinary income resulting from accrued market discount as discussed above. A Certificate Owner's tax basis in its Certificate and its pro rata portion of each of the Underlying Securities of the Trust may be adjusted to reflect the accrual of market discount (if the Certificate Owner has elected to include such discount in income as it accrues), original issue discount and amortized bond premium, if any. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificate Owner realizing a taxable gain when its Certificates are sold or redeemed for an amount equal to its original cost. In addition, Certificate Owners must reduce the tax basis of its Certificates and their pro rata portion of the Underlying Securities of the Trust for their share of accrued interest received by the Trust, if any, on Underlying Securities delivered after the Certificate Owner pays for its certificates to the extent that such interest accrued on such Underlying Securities during the period from the Certificate Owner's settlement date to the date such Underlying Securities are delivered to the Trust and, consequently, such Certificate Owner may have an increase in taxable gain or reduction in capital loss upon the disposition of its Certificates or such Underlying Securities.

     For taxable years beginning after December 31, 1986 and before January 1, 1996, certain corporations may be subject to the environmental tax (the "Superfund Tax") imposed by Section 59A of the Code. Interest received from, and gains recognized from the disposition of, an Underlying Security by the Trust or the sale of Certificates by a Certificate Owner will be included by such corporations in the computation of the Superfund Tax. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively.

     The Revenue Reconciliation Act of 1993 (the "Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificate Owners are prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in the Certificates.

Backup Withholding

     Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the Certificate

Owner fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

Foreign Certificate Owners

     To the extent that amounts paid to Certificate Owners that are not United States persons ("Foreign Certificate Owners") are treated as interest with respect to Underlying Securities issued after July 18, 1984, such amounts generally will not be subject to the annual 30% withholding tax, provided that such Foreign Certificate Owner fulfills certain certification requirements. Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address.

     A "United States person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under the laws of the U.S. or any political subdivision thereof, or an estate or trust the income of which is includible in gross income for U.S. Federal income tax purposes, regardless of its source.

Partnership Certificates

     If the Trust is intended to be treated as a partnership for purposes of Federal income taxation, Federal Tax Counsel will so opine. The availability of any tax benefits of investing in Certificates depends upon the classification of the Trust as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes. Federal Tax Counsel's opinion regarding the status of the Trust as a partnership for federal income tax purposes is based on provisions of the Trust Agreement which (1) provide that the Trust will terminate upon the occurrence of certain events such as the insolvency or bankruptcy of the Depositor, (2) restrict the transferability of the Certificates, (3) impose personal liability on the Depositor for expenses and other liabilities of the Trust, (4) require that the Depositor will have a net worth sufficient to meet the net worth requirements set by the Service for the issuance of an advance ruling that an organization lacks the corporate characteristic of limited liability for federal income tax purposes, (5) restrict the number of Certificate Owners and (6) restrict the transfer of Certificates on an "established securities market" as defined in Section 7704 of the Code.

     If the Trust were taxable as a corporation, it would be subject to federal income tax on any taxable income at regular corporate tax rates. Classification of the Trust as a corporation would result in a substantial reduction in (or elimination of) after-tax yield and cash flow to an Owner of a Certificates with respect to its Certificate.

     Final regulations have been issued that provide an anti-abuse rule under Subchapter K of Chapter 1 of the Code. These regulations authorize the Service, based upon all of the facts and circumstances, to recast a transaction involving a partnership as appropriate to reflect the underlying economic arrangement or to prevent the circumvention of other provisions of the Code. This authority to recast a transaction includes, but is not limited to, disregarding and reallocating allocations of the partnership's items of income, gain, loss, deductions, or credits. It cannot be predicted whether the Service will asset that such a rule would apply to recast the Federal income tax treatment of either the Trust of the Certificates. Holders should consult their own tax advisers in this regard.

     The Service has recently issued proposed Treasury Regulations Section 1.7701-1 through 1.7701-3 which simplifies the regulations relating to the classification of unincorporated business organizations, including entities such as the Trust, as partnerships and corporations for federal income tax purposes and is seeking public comments on the proposed regulations. At this time, the Service has not yet finalized the proposed regulations and it is unclear when they will be finalized and the form such final regulations may take. Accordingly, although the ultimate effect of such regulations cannot be predicted, it is not believed that any such simplifying regulations should adversely affect the classification of the Trust as a partnership. Investors should consult their own tax advisors in this regard.

Partnership Taxation

     As a partnership, the Trust will not be subject to Federal income tax, but each Certificate Owner will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. Each Certificate Owner will be required to take into account in computing such Certificate Owner's federal income tax liability its share of items of Trust income, gains, losses, deductions and credits for the tax year of the Trust ending within or with the tax year of such Certificate Owner, without regard to whether there are distributions from the Trust. A Certificate Owner's distributive share of Trust income, expense, gain, loss or credit will be determined in accordance with the Trust Agreement. All or a portion of any allocated expenses (to the extent not otherwise disallowed under the Code) may be treated as investment expenses subject to limitations on deductibility of miscellaneous itemized deductions that do not exceed two percent of their adjusted gross income in the case of Certificate Owners who are individuals, estates or trusts.

     A Certificate Owner's ability to recognize its distributive share of expenses or losses, if any, may be subject to limitation under the Code (for example, a Certificate Owner's distributive share of Trust loss, including capital loss, may be allowed only to the extent of such Certificate Owner's adjusted basis in its Certificate). A Certificate Owner should consult its tax advisors in this regard.

     Any cash distributions by the Trust to a Certificate Owner will constitute
(i) first, a return of capital to the extent of such Certificate Owner's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificate Owner's Certificate. See "Disposition of Certificates" below.

DISCOUNT AND PREMIUM

     It is believed that the Underlying Securities were not issued with OID and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Underlying Securities may be greater or less than the remaining principal balance of the Underlying Securities at the time of purchase. If so, the Underlying Securities will have been acquired at a premium or discount, as the case may be. Moreover, to the extent a deemed termination of the Trust occurs as discussed below, it is possible that discount or premium will be created, depending on the value of the Underlying Securities at such time.

     The amortization of bond premium and accrual of market discount are discussed above under "Bond Premium" and "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests." For purposes of this discussion, the Partnership will be considered the Certificate Owner.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Underlying Securities would be a taxable event to the Trust, which may result in Federal income tax consequences to Certificate Owners.

TAX CONSEQUENCES OF OTHER ASSETS HELD BY TRUST

     The manner in which income with respect to the other assets of the Trust should be accrued will depend on the nature of those assets.

     [Discuss specific tax consequences of other assets.]

SECTION 708 TERMINATION

     Under Section 708 of the Code, the Trust will be deemed to terminate for Federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a twelve-month period. Were such a termination to occur, the Trust would be considered to have distributed its assets to the partners, the Certificate Owners, who would then be treated as having recontributed those assets to the Trust, as a new partnership.

DISPOSITION OF CERTIFICATES

     Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificate Owner's tax basis in a Certificate will generally equal its cost increased by his share of Trust income includible in his income (including for the taxable year of sale) and decreased by any distributions received with respect to such Certificate. In addition, both his tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     "The Revenue Reconciliation Act of 1993" (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28 percent maximum stated rate. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Prospective Certificate Owners should consult with their tax advisors regarding the potential effect of this provision with respect to any gains recognized on their investment in Certificates.

     In general, the transfer of interests in the Trust should not affect Certificate Owners other than those disposing of or acquiring a Certificate. However, under the partnership rules, as described above, a transfer during a twelve-month period of 50% or more of the total interests in the partnership capital and profits will result for Federal income tax purposes in a termination and reconstitution of the Trust, with the result that the Trust's basis in the Underlying Securities and Deposited Assets will equal the aggregate of the Certificate Owner's basis in their Certificates. Upon the subsequent receipt of principal payments on the Underlying Securities or the sale or redemption of the Underlying Securities, this rule may result in the recognition of gain or loss by a Certificate Owner in advance of the sale or redemption of its Certificate.

     On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Underlying Securities that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements.

ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES

     In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month allocable to a particular class of Certificates will be apportioned among holders of such Certificates in proportion to the principal amount of such Certificates owned by them as of the first business day following the end of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If such a convention is not allowed (or only applies to transfers of less than all of a Certificate Owner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Trustee is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

SECTION 754 ELECTION

     In the event that a Certificate Owner sells its Certificates at a profit
(loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

ADMINISTRATIVE MATTERS

     The Trustee is required to keep complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis. The Trustee will file a partnership information return (Service Form 1065) with the Service for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the Service on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties, unless the holder notifies the Service of all such inconsistencies.

     Under Code Section 6031, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person,
(y) whether such person is not a United States person, a tax-exempt entity, or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

     The Depositor, as the tax matters partner, will be responsible for representing the Certificate Owners in any dispute with the Service. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income (or loss) of the Trust.

TAX CONSEQUENCES TO FOREIGN CERTIFICATE OWNERS

     It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. [Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust expects to withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificate Owners pursuant to Code Section 1446, as if such income were effectively connected to U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's nonforeign status, the Trust may rely on Form W-8, Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.]

     [Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the Service and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the Service a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. The Trust will cooperate in any such refund claim if it can do so without incurring any out-of-pocket cost. No assurance can be given as to whether any such refund claim would be granted.]

     [The foregoing summary will be modified, as necessary, to reflect differences caused by the precise nature of the Deposited Assets relating to a given Series of Certificates.]

                        [CERTAIN STATE TAX CONSEQUENCES

     [Describe any applicable state tax consequences that may arise, including as a result of the specific nature of the Deposited Assets relating to a given Series of Certificates or the degree of servicing required with respect to such Deposited Assets.]]

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(i) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan"). Moreover, based on the reasoning of the United States Supreme Court's decision in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S.Ct. 517 (1993), an insurance company investing assets in its general account might be treated as a Plan on the grounds that such an investor may be investing assets of an employee benefit plan subject to ERISA.

     In accordance with ERISA's general fiduciary standards, before investing in a Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

     An investment in Certificates by a Plan might result in the assets of the Trust being deemed to constitute Plan assets, which in turn might mean that certain aspects of such investment, including the operation of the Trust, might be prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the United States Department of Labor ("DOL") regulations (the "Regulation"), a Plan's assets may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquired a Certificate of a particular class, for certain purposes (including the prohibited transaction provisions) the Plan would be considered to own its share of the underlying assets of the Trust unless (1) such Certificate is a "publicly-offered security" or (2) equity participation in such class by benefit plan investors is not "significant."

     A publicly-offered security is a security that is (1) freely transferable,
(2) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering and (3) either is (A) part of a class of securities registered under
Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the

Plan as a part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. The Depositor does not anticipate that the Certificates of any class will be considered publicly-offered securities within the meaning of the Regulation.

     Participation by benefit plan investors in any class of Certificates would not be significant if immediately after the most recent acquisition of Certificates of such class, whether or not from the Depositor or an Agent or Underwriter, less than 25 percent of the value of such class were held by benefit plan investors, which are defined as Plans and employee benefit plans not subject to ERISA (for example, governmental plans). There can be no assurance that less than 25 percent of the value of any given class of Certificates will be held by benefit plan investors.

     If assets of the Trust were deemed to be Plan assets, certain transactions involving the Trust, including the acquisition of the Certificates themselves by a Plan, could be prohibited transactions. If, for example, an obligor with respect to any of the Deposited Assets, or any of such obligor's affiliates, were a party in interest or disqualified person with respect to an acquiring Plan, the acquisition of the Certificate could be construed as a prohibited indirect loan from the Plan to the obligor. Any such prohibited transaction could be treated as exempt under ERISA and the Code if the Certificates were acquired pursuant to and in accordance with one or more "class exemptions" issued by the DOL, such as Prohibited Transaction Class Exemptions ("PTCE") 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager), PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds), PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts) or PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts).

     Certificates will not be sold to any Plan unless such Plan represents that the acquisition of a Certificate would not be prohibited under ERISA and the Code because an exemption is applicable to the acquisition and holding of the Certificates and the activities of the Trust. To the extent an insurance company invests assets treated as assets of a Plan, it will be required to make the foregoing representation as a condition to the acquisition of a Certificate. Alternatively, if the Depositor is able to confirm the existence of at least 100 independent purchasers of a class, the foregoing representation will not be a condition to acquisition of Certificates of such class.

     Any Plan or insurance company investing assets of its general account proposing to acquire Certificates should consult with its counsel.

                             PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Depositor has agreed to sell and [Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] [each of the Underwriters named below, including Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the [Certificates] [the principal amount of each class of Certificates set forth below opposite its name].

                                 Class [ ]  Class [ ]  Class [ ]
Morgan Keegan & Company, Inc...  $          $          $


                                 ________   ________   ________
     Total.....................  $          $          $
                                 ========   ========   ========

[Morgan Keegan & Company, Inc. has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Depositor has been advised by the Underwriter[s] that [it][they] propose[s] to offer the Certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts, or commissions under the Securities Act.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor, and the participation by Morgan Keegan & Company, Inc. in the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                    RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Corporation ("Standard & Poor's")][Moody's Investors Service, Inc. ("Moody's")][Fitch Investors Service, L.P. ("Fitch")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")](the "Rating[Agency][Agencies]"). The ratings address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of the Certificateholders of each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Depositor has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].

                                LEGAL OPINIONS

     Certain legal matters relating to the Certificates will be passed upon for the Depositor and the Underwriter[s] by Chapman and Cutler, Chicago, Illinois.

================================================================================
     No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.

                               _________________

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT
                                                                            Page
Summary of Principal Economic Terms...........................................
Summary of Prospectus Supplement..............................................
Formation of the Trust........................................................
Risk Factors..................................................................
Description of the Deposited Assets...........................................
[Description of Credit Support]...............................................
Yield on the Certificates.....................................................
Description of the Certificates...............................................
Description of the Trust Agreement............................................
Certain Legal Aspects of the Deposited Assets.................................
Certain Federal Income Tax Consequences.......................................
Certain State Tax Consequences................................................
ERISA Considerations..........................................................
Plan of Distribution..........................................................
Ratings.......................................................................
Legal Opinions................................................................

                                   PROSPECTUS

Prospectus Supplement.........................................................
Available Information.........................................................
Incorporation of Certain Information by Reference.............................
Reports to Certificateholders.................................................
Risk Factors..................................................................
The Depositor.................................................................
Use of Proceeds...............................................................
Formation of the Trust........................................................
Maturity and Yield Considerations.............................................
Description of Certificates...................................................
Description of Deposited Assets and Credit Support............................
Description of the Trust Agreement............................................
Plan of Distribution..........................................................
Legal Opinions................................................................
                               _________________

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
================================================================================

================================================================================


                            $_____________________

                             SOUTHPOINT STRUCTURED

                                 ASSETS, INC.



                        TRUST CERTIFICATES, SERIES ___

                             ____________________

                             PROSPECTUS SUPPLEMENT

                             ____________________

                                 [UNDERWRITER]

                              _____________, 199_

================================================================================

                  Subject to Completion Dated__________,1996
                                  PROSPECTUS
                               TRUST CERTIFICATES
                              (ISSUABLE IN SERIES)

                       SOUTHPOINT STRUCTURED ASSETS, INC.
                                   DEPOSITOR

   The Trust Certificates (the "Certificates") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class"). Certificates of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Each Series and Class of Certificates will be issuable as individual securities in registered form without coupons ("Registered Certificates") or as one or more global securities in registered form (each a "Global Security").

   Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Underlying Securities, the "Deposited Assets"), to be deposited in a trust (the "Trust") for the benefit of holders of Certificates of such Series ("Certificateholders") by Southpoint Structured Assets, Inc. (the "Depositor") pursuant to a Trust Agreement and a series supplement thereto with respect to any given Series (collectively, the "Trust Agreement") among the Depositor, the administrative agent, if any (the "Administrative Agent") and the trustee (the "Trustee") named in the related Prospectus Supplement. The Underlying Securities will be purchased by the Depositor (i) in the secondary market (either directly or through an affiliate of the Depositor), and will not be acquired from the obligor with respect thereto or pursuant to any distribution by or agreement with any such obligor, and/or (ii) from the underwriter who purchased the Underlying Securities in connection with the initial issuance thereof, provided such underwriter's participation in such offering was no greater than 10%. The Underlying Securities discussed herein and in the related Prospectus Supplement represent
(i) an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, (ii) an obligation of one or more U.S. government sponsored entities, (iii) Government Trust Certificates ("GTCs") (provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates), or (iv) obligations guaranteed by the United States Agency for International Development pursuant to the AID Housing Guaranty Program ("AID-Guaranteed Underlying Securities") (provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates). If so specified in the related Prospectus Supplement, the Trust for a Series of Certificates may also include, or the Certificateholders of such Certificates may have the benefit of, any combination of insurance policies, letter of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the Deposited Assets (collectively, "Credit Support"). See "Description of Certificates" and "Description of Deposited Assets and Credit Support."

   Each Class of Certificates of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series.

   Except as otherwise provided herein and in the applicable Prospectus Supplement, the Depositor's only obligations with respect to each Series of Certificates will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "Description of the Certificates--Advances in Respect of Delinquencies."

   The Certificates of each Series will not represent an obligation of or interest in the Depositor, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor the Deposited Assets (unless, and only as and to the extent otherwise specified in such Prospectus Supplement) will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, any Administrative Agent or their respective affiliates.

   PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH HEREIN UNDER "RISK FACTORS," BEGINNING ON PAGE 1.
                             ____________________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ____________________

   The Certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" and in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Certificates offered hereby unless accompanied by a Prospectus Supplement.

   THE DATE OF THIS PROSPECTUS IS __________, 1996

   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (c) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (d) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Certificateholders of each Class and the relative ranking of the claims of the Certificateholders of each Class to such Deposited Assets), (e) the name of the Trustee and the Administrative Agent, if any, for such Series, (f) the Pass Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof, (g) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (h) the date of issue, (i) the scheduled final Distribution Date, if applicable, (j) the offering price, (k) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Certificates of each such Series or Class. See "Description of Certificates--General" for a listing of other items that may be specified in the applicable Prospectus Supplement.

                             AVAILABLE INFORMATION

     The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the Depositor can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Depositor does not intend to send any financial reports to Certificateholders.

     The Depositor has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     All documents filed by the Depositor pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the President of Southpoint Structured Assets, Inc., at its principal executive office located at 50 North Front Street, Memphis, Tennessee 38103. Telephone requests for such copies should be directed to the President of Southpoint Structured Assets, Inc. at (901) 524-4100.

                         REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable Prospectus Supplement, unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "Description of Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notices." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                               TABLE OF CONTENTS
Heading                                                                    Page
Prospectus Supplement..........................................................I
Available Information..........................................................I
Incorporation of Certain Information by Reference.............................II
Reports to Certificateholders.................................................II
Risk Factors...................................................................1
The Depositor..................................................................3
Use of Proceeds................................................................3
Formation of the Trust.........................................................3
Maturity and Yield Considerations..............................................5
Description of Certificates....................................................6
   General.....................................................................7
   Distributions...............................................................9
   Interest on the Certificates...............................................10
   Principal of the Certificates..............................................17
   Optional Redemption of Certificates........................................18
   Optional Exchange..........................................................18
   Global Securities..........................................................20

Description of Deposited Assets and Credit Support............................22
   General....................................................................22
   Underlying Securities......................................................23
   Principal Economic Terms of Underlying Securities..........................25
   Publicly Available Information.............................................26
   Other Deposited Assets.....................................................26
   Credit Support.............................................................26
   Collections................................................................28

Description of the Trust Agreement............................................29
   General....................................................................29
   Assignment of Deposited Assets.............................................30
   Collection and Other Administrative Procedures.............................30
   Retained Interest..........................................................32

   Advances in Respect of Delinquencies......................................33
   Certain Matters Regarding the Administrative Agent and the Depositor......34
   Administrative Agent Termination Events;  Rights Upon Administrative
          Agent Termination Event............................................35
   Modification and Waiver...................................................36
   Reports to Certificateholders.............................................37
   Evidence as to Compliance.................................................39
   Replacement Certificates..................................................39
   Termination...............................................................39
   Duties of the Trustee.....................................................40
   The Trustee...............................................................41

Plan of Distribution.........................................................41

Legal Opinions...............................................................42

                                 RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

     Limited Liquidity. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

     Certain Legal Aspects. The applicable Prospectus Supplement may set forth certain legal considerations that are applicable to a specific Series (or Class or Classes within such Series) of Certificates being offered in connection with that Prospectus Supplement or the assets deposited in or assigned to the related Trust.

     Limited Obligations and Interests. The Certificates will not represent a recourse obligation of or interest in the Depositor or any of its affiliates. Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any Person affiliated with the Depositor or the Issuer, or any other Person. The obligations, if any, of the Depositor with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Depositor were required to repurchase an Underlying Security with respect to which the Depositor has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Underlying Security to the Depositor, or from a reserve fund established to provide funds for such repurchases. The Depositor has no obligation to establish or maintain any such reserve fund.

     Credit Support; Limited Assets. Although the Trust for any Series (or Class of such Series) of Certificates may include, or the Certificateholders of such Certificates may have the benefit of, certain assets which are designed to support the payment upon, or otherwise ensure the servicing or distribution with respect to, the Deposited Assets related to such Series or Class as described in the related Prospectus Supplement, the Certificates do not represent obligations of the Depositor, any Administrative Agent or any of their affiliates and, unless otherwise specified in the applicable Prospectus Supplement, are not insured or guaranteed by the Depositor, any Administrative Agent, any of their affiliates or any other person or entity. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

     Maturity and Redemption Considerations. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment or extension of maturity with respect to the related Underlying Securities and the manner and priority in which collections from such Underlying Securities and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Underlying Securities and any other Deposited Assets. See "Maturity and Yield Considerations."

     Tax Considerations. The Federal income tax consequences of the purchase, ownership and disposition of the Certificates and the tax treatment of the Trust will depend on the specific terms of the Certificates, the Trust, any Credit Support and the Deposited Assets. See the description under "Certain Federal Income Tax Considerations" in the related Prospectus Supplement.

     Ratings of the Certificates. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     Global Securities. Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depository (as defined below) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Certificateholders indirectly through the Depository and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited. See "Description of Certificates--Global Securities" and any further description contained in the related Prospectus Supplement.

     Passive Nature of the Trust. The Trustee with respect to any Series of Certificates will hold the Deposited Assets for the benefit of the Certificateholders. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any GSE Issuer or the value of the Deposited Assets. Under certain circumstances the holders of the Certificates may direct the Trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

     The Prospectus Supplement for each Series of Certificates will set forth information regarding additional risk factors, if any, applicable to such Series (and each Class within such Series).

                                 THE DEPOSITOR

     The Depositor is an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor was incorporated in the State of Delaware on July 30, 1996. The Depositor was organized for the purpose of acquiring Underlying Securities and issuing securities backed by such Underlying Securities. The Depositor anticipates that it will in many cases have acquired Underlying Securities indirectly through Morgan Keegan & Company, Inc., which is also an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor does not have, nor is it expected in the future to have, any significant assets. The Certificates do not represent an interest in or an obligation of the Depositor.

     The Depositor maintains its principal office at 50 North Front Street, Memphis, Tennessee 38103. Its telephone number is (901) 524-4100.

                                USE OF PROCEEDS

     Unless otherwise specified in the applicable Prospectus Supplement, the net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Depositor to purchase the related Deposited Assets and arrange certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or the applicable Certificate Account (as defined below) for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds, if any, will be used by the Depositor for general corporate purposes.

                             FORMATION OF THE TRUST

     The Depositor will assign the Deposited Assets for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the Certificateholders of such Series. See "Description of the Trust Agreement--Assignment of Deposited Assets." The Trustee named in the applicable

Prospectus Supplement will administer the Deposited Assets pursuant to the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses." The Trustee or an Administrative Agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

     Unless otherwise stated in the Prospectus Supplement, the Depositor's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust Agreement--Advances in Respect of Delinquencies," and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     Unless otherwise provided in the related Prospectus Supplement, each Trust will consist of (i) such Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Depositor or any previous owner thereof, as from time to time are specified in the Trust Agreement; (ii) such assets as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support"; (v) the rights of the Depositor under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     In addition, to the extent provided in the applicable Prospectus Supplement, the Depositor will obtain Credit Support for the benefit of the Certificateholders of any related Series (or Class within such Series) of Certificates.

                       MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to the foregoing will, unless otherwise specified in the applicable Prospectus Supplement, affect the weighted average life of the related Series of Certificates.

     The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. With respect to any Series of Certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such Series (or Class within such Series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a GSE Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of a GSE Issuer will be repaid prior to its stated maturity.

     Unless otherwise specified in the related Prospectus Supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of certain Underlying Security Events of Default (as defined below). The maturity and yield on the Certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities by the holders thereof. See "Description of the Deposited Assets-- Underlying Securities Indenture."

     The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates representing an interest in a pool of corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

     Additionally, if the Certificates are subject to optional redemption, and such right to cause an optional redemption of the Certificates is exercised, the Certificates will have a shorter maturity than if such right were not exercised. Furthermore, such right is likely to be exercised, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potential reinvestment can be expected to be lower than the return that would have been earned over the remaining life of the Certificates if they had not been called.

     The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Underlying Securities.

                          DESCRIPTION OF CERTIFICATES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Depositor, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust. The following summaries describe certain provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any provision of the Trust Agreement that materially differs from the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

     A copy of the applicable series supplement to the Trust Agreement relating to each Series of Certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8-K to be filed with the Commission following the issuance of such Series.

GENERAL

     There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "Description of Deposited Assets and Credit Support--Collections."

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and, if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Depositor (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);
(iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class); (vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Certificateholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Certificateholder's Certificate or of the Depositor or Administrative Agent, if any, or another third party to purchase or repurchase any

Deposited Assets (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of each Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Certificates of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or of any Class within such series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depository (as defined below), if other than The Depository Trust Company, for such Global Security or Securities; (xiii) if a temporary Certificate is to be issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Certificate of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xiv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Certificates (as defined below) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class; (xv) if any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such Class; (xvi) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Depositor or the applicable Administrative Agent, if any, or Trustee under the Trust Agreement or with respect to the applicable Trust; and (xvii) any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

     Unless otherwise indicated in the applicable Prospectus Supplement, Certificates of each Series (including any Class of Certificates not offered hereby) will be issued only as Registered Certificates in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars.

     The United States Federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in the applicable Prospectus Supplement.

     Unless otherwise provided in the applicable Prospectus Supplement, Registered Certificates may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. The Depositor may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the Trustee for cancellation of such Certificates.

DISTRIBUTIONS

     Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date").

     Unless otherwise provided in the applicable Prospectus Supplement and except as provided in the succeeding paragraph, distributions with respect to Certificates will be made at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above.

     Unless otherwise specified in the applicable Prospectus Supplement, distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Securities, will be a nominee of the Depository); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined below) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable Prospectus Supplement, be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. A Certificateholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable Prospectus Supplement, "Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any

Certificate means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.

INTEREST ON THE CERTIFICATES

     General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate: (i) LIBOR (a "LIBOR Certificate"),
(ii) the Commercial Paper Rate (a "Commercial Paper Rate Certificate"), (iii) the Treasury Rate (a "Treasury Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Rate Certificate"), (v) the CD Rate (a "CD Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

     The Depositor will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

     The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates, will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Prospectus Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

     (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

     Money Market Yield =  D X 360 X 100
                           -------------
                           360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, unless otherwise specified in the applicable Prospectus Supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate.)

     The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. Unless otherwise specified in the applicable Prospectus Supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

PRINCIPAL OF THE CERTIFICATES

     Unless the related Prospectus Supplement provides otherwise, each Certificate (other than certain Classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Unless otherwise specified in the related Prospectus Supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Unless the related Prospectus Supplement provides otherwise, the initial aggregate Certificate Principal Balance of all Classes of Certificates of a Series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Unless the Prospectus Supplement provides otherwise, distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

OPTIONAL REDEMPTION OF CERTIFICATES

     If so specified in the Prospectus Supplement relating to a Series, one or more Classes of Certificates of any Series may be redeemed in whole at such time and under the circumstances and at the redemption prices set forth in such Prospectus Supplement. See also "Description of the Trust Agreement-- Termination."

OPTIONAL EXCHANGE

     If a holder may exchange Certificates of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series." The terms upon which a holder may exchange Certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust will be specified in the related Prospectus Supplement; provided that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with the Depositor's and such Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

          (a) a requirement that the exchanging holder tender to the Trustee Certificates of each Class within such Exchangeable Series;

          (b) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each Certificate being tendered for exchange;

          (c) a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

          (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

          (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Underlying Securities deposited in the applicable Trust; and

          (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

     Unless otherwise specified in the related Prospectus Supplement, in order for a Certificate of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Certificateholder, the Trustee for such Certificate must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depository (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged, the certificate number or a description of the tenor and terms of such Registration Certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Certificate for less than the entire Certificate Principal Balance of such Certificate provided that the Certificate Principal Balance or Notional Amount, as applicable, of such Certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the holder of such exchanged Certificate).

     Unless otherwise specified in the applicable Prospectus Supplement, because initially and until Definitive Certificates are issued each Certificate will be represented by a Global Security, the Depository's nominee will be the Certificateholder of such Certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depository's nominee will timely exercise a right of exchange with respect to a particular Certificate, the beneficial owner of such Certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such Certificate to notify the Depository of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depository.

     Unless otherwise provided in the applicable Prospectus Supplement, upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such Prospectus Supplement, the applicable Certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Certificate being exchanged, in the manner and to the extent described in such Prospectus Supplement. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Certificateholder, such pro rata share of the Deposited Assets, in which event the Certificateholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.

GLOBAL SECURITIES

     Unless otherwise specified in the applicable Prospectus Supplement, all Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Certificates denominated and payable in U.S. dollars), or such other depository identified in the related Prospectus Supplement (the "Depository"), and registered in the name of a nominee of the Depository. Global Securities may be issued in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Security may not be transferred except as a whole by the Depository for such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor of such Depository or a nominee of such successor.

     The Depository Trust Company has advised the Depositor as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depository ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depository's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depository.

Access to such Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Depositor that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depository for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depository for a Global Security, or its nominee, is the owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole Certificateholder of the individual Certificates represented by such Global Security for all purposes under the Trust Agreement governing such Certificates. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Certificates represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such Certificates. Because the Depository can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

     Distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Security will be made to the Depository or its nominee, as the case may be, as the Certificateholder of such Global Security. None of the Depositor, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Depositor expects that the Depository for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of such Depository.

The Depositor also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     If the Depository for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Depositor within ninety days, the Depositor will issue individual Definitive Certificates in exchange for the Global Security or Securities representing such Certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Securities and, in such event, will issue individual Definitive Certificates of such Class in exchange for the Global Security or Securities representing such Certificates. Further, if the Depositor so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Security representing Certificates of such Class may, on terms acceptable to the Depositor and the Depository for such Global Security, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as Registered Certificates in denominations, unless otherwise specified by the Depositor, of $1,000 and integral multiples thereof.

     The applicable Prospectus Supplement will set forth any specific terms of the depository arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth or different from the description set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

GENERAL

     Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) (i) in the secondary market and/or (ii) from the underwriter who purchased the Underlying Securities in connection with the initial issuance thereof, provided that such underwriter's participation in such offering was no greater than 10%, and assigned to a Trust as described in the applicable Prospectus Supplement. Each Underlying Security will represent (i) an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities"), (ii) an obligation of one or more U.S. government sponsored entities created pursuant to federal statute (a "GSE"), (iii) Government Trust Certificates ("GTCs") (provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates), or (iv) obligations guaranteed by the United States Agency for International Development pursuant to the AID Housing Guaranty Program ("AID-Guaranteed Underlying Securities") (provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mac"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). GSE debt securities are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or
(B) such organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to such organization (a "GSE Issuer"). GTCs and AID-Guaranteed Obligations will have been registered under the Securities Act of 1933 (or will qualify for an exemption from registration) and will have been acquired by the Depositor in purely secondary market transactions. Based on information contained in the prospectus pursuant to which any GSE Issuer's securities were originally offered (an "Underlying Security Prospectus"), the applicable Prospectus Supplement will set forth certain information with respect to the public availability of information with respect to any GSE Issuer the debt securities of which constitute more than ten percent of the Underlying Securities for any Series of Certificates as of the date of such Prospectus Supplement. The specific terms and conditions of the Underlying Securities will be set forth in the related Prospectus Supplement.

     This Prospectus relates only to the Certificates offered hereby and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in a Trust and does not purport to be a complete description of any Underlying Security and is qualified in its entirety by reference to the applicable Prospectus Supplement, Underlying Security Prospectus, if any, and, to the extent applicable, the statement of terms or similar document with respect to any Underlying Security.

UNDERLYING SECURITIES

     General. Unless otherwise specified in the related Prospectus Supplement, none of the Underlying Securities will have been issued pursuant to an indenture, and no trustee is provided for with respect to any Underlying Security. There will generally be a fiscal agent

("Fiscal Agent") for a GSE Issuer with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A Fiscal Agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Unless otherwise specified in the related Prospectus Supplement, the Underlying Securities with respect to any GSE Issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

     Contractual and Statutory Restrictions. A GSE Issuer and the related Underlying Securities may be subject to certain contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of certain specified events. Unless otherwise specified in the related Prospectus Supplement, each GSE is limited to such activities as will promote its statutory purposes as set forth in the publicly available information with respect to such issuer. See "Description of the Deposited Assets--Publicly Available Information" in the related Prospectus Supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

     Neither the United States nor any agency thereof is obligated to finance any GSE Issuer's operations or to assist a GSE Issuer in any manner.
Prospective purchasers should consult the publicly available information with respect to each GSE Issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

     Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or authorizing legislation or regulation, as the case may be, which failure is materially adverse to securityholders and continues for a specified period after notice thereof; and (iii) certain events of insolvency or bankruptcy with respect to the GSE Issuer. The Underlying Securities will generally provide that, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding securities may declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable.

     Each Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities with respect to any Concentrated Underlying Security ("Underlying Security Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus

Supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

     Reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the Underlying Securities Issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the Underlying Securities Issuer to redeem the securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Underlying Securities Issuer; (ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xi) the rating thereof, if any; and (xii) any other material terms of such Underlying Securities.

     With respect to a Trust comprised of a pool of Underlying Securities, the related Prospectus Supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii), (iii), (v), (vi), (vii),
(viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

     In addition to the foregoing, with respect to each Concentrated Underlying Security issued by a GSE Issuer the applicable Prospectus Supplement will disclose the identity of the applicable obligor, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the Certificates may obtain such publicly available information with respect to each such obligor. Such information will typically consist of such obligor's annual report, which contains financial statements or similar financial information, and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such obligor identified in the related Prospectus Supplement. However, the precise nature of such publicly available information and where and how it may be obtained with respect to any given GSE Issuer will vary, and, as described above, will be set forth in the applicable Prospectus Supplement with respect to any such obligor.

OTHER DEPOSITED ASSETS

     In addition to the Underlying Securities, the Depositor may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto) (all such assets for any given Series, together with the related Underlying Securities, the "Deposited Assets"). The applicable Prospectus Supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

     Unless otherwise specified in the related Prospectus Supplement, the Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and the Certificates of each Class of a given Series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

     As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series

(or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below or any other means described in the applicable Prospectus Supplement. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element, including financial information with respect to any such obligor providing Credit Support for 20% or more of the aggregate principal amount of such Class or Classes.

     Subordination. As discussed below under "--Collections," the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, if losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholders of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

     Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable Prospectus Supplement, in the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.

     Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement. Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Depositor or such other person named in the related Prospectus Supplement.

COLLECTIONS

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate Account"). An Administrative Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for a given Series of Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                       DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The following summary of certain provisions of the Trust Agreement and the Certificates do not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. Article and section references in parentheses below are to articles and sections in the Trust Agreement. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS

     At the time of issuance of any Series of Certificates, the Depositor will cause the Underlying Securities to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security represents ten percent or more of the total Underlying Securities with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     Each of the Depositor and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Depositor or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Depositor or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

     General. With respect to any Series of Certificates the Trustee or such other person specified in the Prospectus Supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined below).

     The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

     The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses."

     The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, as administrator with respect to the Deposited Assets, the Trustee, on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that, except as otherwise expressly provided in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Certificate Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any, and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

ADVANCES IN RESPECT OF DELINQUENCIES

     Unless otherwise specified in the applicable Prospectus Supplement, the Administrative Agent, if any, specified therein will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE DEPOSITOR

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Depositor, an affiliate of either thereof, or any third party and may have other normal business relationships with the Trustee, the Depositor or their affiliates.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Depositor nor any director, officer, employee, or agent or the Administrative Agent or the Depositor will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Depositor and any director, officer, employee or agent of the Administrative Agent or the Depositor will be entitled to indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON ADMINISTATIVE AGENT TERMINATION EVENT

     Unless otherwise provided in the related Prospectus Supplement, "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined below); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the related Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, so long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Depositor or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage-- Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable to act, it may or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage-- Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

     No Certificateholder will have the right under the Trust Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of breach and unless the holders of Certificates evidencing not less than the "Required Percentage--Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement for each Series of Certificates may be amended by the Depositor and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement, (iii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Depositor, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement may also be modified or amended from time to time by the Depositor, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     Except as otherwise set forth in the applicable Prospectus Supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or
(ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Unless otherwise specified in the applicable Prospectus Supplement, holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Depositor, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

     Reports to Certificateholders. Unless otherwise provided in the applicable Prospectus Supplement, with each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Depositor and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

          (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

          (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

          (iii) the amount of compensation received by the Administrative
     Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

          (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

          (vii) as to any Series (or Class within such Series) for which Credit Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable Prospectus Supplement, any notice required to be given to a holder of a Registered Certificate will be mailed to the last address of such holder set forth in the applicable Certificate Register.

EVIDENCE AS TO COMPLIANCE

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement will provide that commencing on a certain date and on or before a specified date in each year thereafter, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of certain agreed upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the Trust Agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report.

     The Trust Agreement will also provide for delivery to the Depositor, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

     Unless otherwise provided in the applicable Prospectus Supplement, if a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee at the location specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

     The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series specified in the related Prospectus Supplement.

DUTIES OF THE TRUSTEE

     The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given Series, the Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

THE TRUSTEE

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, any Administrative Agent and their respective affiliates.

                             PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Depositor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States may include Morgan Keegan & Company, Inc., an affiliate of the Depositor. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor. Morgan Keegan & Company, Inc.'s participation, if any, in the offer and sale of Certificates complies with the requirements of Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

     Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Certificates. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Certificates. A Prospectus Supplement will be prepared with respect to the Certificates for use by such affiliates in connection with offers and sales related to market-making transactions in the Certificates.

                                LEGAL OPINIONS

     Certain legal matters with respect to the Certificates will be passed upon for the Depositor and the underwriters by Chapman and Cutler, Chicago, Illinois or other counsel identified in the applicable Prospectus Supplement.

                    Subject to Completion Dated ____, 1996
Prospectus Supplement
(To Prospectus Dated __________, 1996)
                     Trust Certificates, Series 1996 - [  ]
          $ [Notional Amount] [(Approximate)], Class     Certificates,
                      [   %] [Variable] Pass Through Rate
          $ [Notional Amount] [(Approximate)], Class    Certificates,
                      [   %] [Variable] Pass Through Rate
                       Southpoint Structured Assets, Inc.
                                   Depositor

     Each Trust Certificate Series 1996--[ ] offered hereby will consist of classes of Certificates, designated as Class Certificates[,] [and] Class Certificates [and list others], [all] of which [only the Class Certificates[,] [and] Class Certificates [and list others]] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Series 1996
- -- [ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], between Southpoint Structured Assets, Inc. (the "Depositor") and [ ], as trustee (the "Trustee"), as supplemented by the Series 1996 -- [ ] Supplement dated as of [ ] (collectively, the "Trust Agreement"). The property of the Trust will consist in part of [$][ ] aggregate principal amount of [a [ %] [floating rate] [specify publicly issued debt security] due of [specify issuer]] [a pool of [ %] [floating rate] publicly issued debt securities having a term of [not less than years and not more than years] issued by [the United States of America] [U.S. Government sponsored entity issuers] [Government Trust
Certificates ("GTCs") [provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [obligations guaranteed by the United States Agency for International Development ("AID--Guaranteed Underlying Securities") [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [(other than the Retained Interest referred to herein)] (collectively, the "Underlying Securities"), and having the characteristics described herein under "Description of the Deposited Assets." Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

     The Underlying Securities will be acquired by the Depositor and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Underlying Securities were issued and sold as part of an underwritten public offering in [ ].] The Underlying Securities are obligations of the Underlying Securities Issuer and [explain whether senior or subordinate, whether secured or unsecured and whether subject to any redemption or put rights]. [Describe any required principal payments of Underlying Securities.]

     Distributions on the Certificates will be made [monthly] [quarterly] [semi-annually] on [[ ] of each year] [to be conformed to interest payment dates for Underlying Securities], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ]. The last day on which distributions are scheduled to be made on the Certificates is [ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal on such Certificates or, to the extent specified herein, a pro rata share of any remaining Underlying Securities.

     [The Certificates are redeemable in whole on any Distribution Date on or after the ____________, 19__ Distribution Date at a price equal to par (the "Redemption Price") plus accrued and unpaid interest, upon exercise of the optional redemption right by the holder of the Call Warrant. See "Risk Factors-
- -Maturity and Yield Considerations" and "Description of the Certificates-- Optional Redemption" herein.]

     [The Certificates have been authorized for listing, upon official notice of issuance, with the [name of exchange].]

     SEE "RISK FACTORS" HEREIN ON PAGES [__] TO [__] AND IN THE PROSPECTUS ON PAGES [*] TO [*].
                              -------------------

     THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS RESPECTIVE AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF THE UNDERLYING SECURITIES ISSUER OR ANY OF ITS AFFILIATES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              -------------------

     The Underwriter has agreed to purchase the Certificates from the Depositor at [ ]% of the Certificate Principal Balance thereof ($[ ] aggregate proceeds to the Depositor, before deducting expenses estimated at $[ ]) plus accrued interest, if any, at the Pass-Through Rate calculated from [ ], 1996 (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "Plan of Distribution."

     The Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Plan of Distribution."

     The Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Certificates will be made in book-entry form through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

                             [NAME OF UNDERWRITER]


                                __________, 1996


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer of buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     As and to the extent described herein, collections received by the Trustee with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class Certificates [and specify other classes].] As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Offered Certificates [and the Class Certificates [and specify other classes]]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of the Certificates--Subordination."

     The Underlying Securities Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

     There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" in the Prospectus.

     The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "Description of the Certificates--Definitive Certificates."

     [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED __________, 1996, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CONSIDER CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

     UNTIL __________, 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT

RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               TABLE OF CONTENTS

HEADING                                                          PAGE
SUMMARY OF PRINCIPAL ECONOMIC TERMS.............................   S-6
   The Certificates.............................................   S-6
   The Underlying Securities....................................   S-8
   Other Deposited Assets.......................................   S-9

SUMMARY OF PROSPECTUS SUPPLEMENT................................   S-9

FORMATION OF THE TRUST..........................................  S-14

RISK FACTORS....................................................  S-14

DESCRIPTION OF THE DEPOSITED ASSETS.............................  S-14

   General......................................................  S-14
   [The Federal National Mortgage Association...................  S-18
   [The Federal Home Loan Mortgage Corporation..................  S-19
   [The Student Loan Marketing Association......................  S-20
   [The Resolution Funding Corporation..........................  S-20
   [The Federal Home Loan Banks.................................  S-21
   [Tennessee Valley Authority..................................  S-21
   [Federal Farm Credit Banks...................................  S-22
   [Government Trust Certificates...............................  S-23
   [AID-Guaranteed Underlying Securities........................  S-24

[DESCRIPTION OF CREDIT SUPPORT].................................  S-26

   [The Letter of Credit........................................  S-27
   [The Surety Bond.............................................  S-27
   [Reserve Account.............................................  S-28

YIELD ON THE CERTIFICATES.......................................  S-28


DESCRIPTION OF THE CERTIFICATES.................................  S-28

   General......................................................  S-28
   Definitive Certificates......................................  S-29
   Distributions................................................  S-30
   [Optional Redemption.........................................  S-32
   [Advances....................................................  S-32
   [Restrictions on Transfer of the Class [ ] Certificates......  S-33


DESCRIPTION OF THE TRUST AGREEMENT.............................  S-33

   General.....................................................  S-33
   The Trustee.................................................  S-33
   Events of Default...........................................  S-34
   Voting Rights...............................................  S-35
   Voting of Underlying Securities, Modification of Indenture..  S-35
   Termination.................................................  S-36

CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS..................  S-37


CERTAIN FEDERAL INCOME TAX CONSEQUENCES........................  S-37

   Grantor Trust Certificates..................................  S-38
   Income of Certificate Owners................................  S-38
   Bond Premium................................................  S-42
   Election to Treat All Interest as Original Issue Discount...  S-42
   Modification or Exchange of Underlying Securities...........  S-42
   Deductibility of Trust's Fees and Expenses..................  S-42
   Purchase and Sale of a Certificate..........................  S-43
   Backup Withholding..........................................  S-44
   Foreign Certificate Owners..................................  S-44
   Partnership Certificates....................................  S-44
   Partnership Taxation........................................  S-45
   Discount and Premium........................................  S-46
   Modification or Exchange of Underlying Securities...........  S-46
   Tax Consequences of Other Assets Held by Trust..............  S-46
   Section 708 Termination.....................................  S-46
   Disposition of Certificates.................................  S-47
   Allocations Between Transferors and Transferees.............  S-48
   Section 754 Election........................................  S-48
   Administrative Matters......................................  S-48
   Tax Consequences to Foreign Certificate Owners..............  S-49

CERTAIN STATE TAX CONSEQUENCES................................   S-50


ERISA CONSIDERATIONS...........................................  S-50


PLAN OF DISTRIBUTION...........................................  S-52


RATINGS........................................................  S-53


LEGAL OPINIONS.................................................  S-53

                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

     The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the headings "Description of the Certificates," "Description of the Underlying Securities" and "Description of Credit Support." Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.


THE CERTIFICATES

The Trust...................  Series 1996-[ ] Trust. The Trust will be formed pursuant to the Trust Agreement dated as of [ ] (the "Base Trust Agreement"), between the Depositor and the Trustee, as supplemented by the Series 1996-[ ] Supplement dated as of the Expected Settlement Date (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement").

Certificates Offered........  Trust Certificates, Series 1996-[ ], consisting of
                              Class [ ] Certificates[,] [and] Class [ ]
                              Certificates [and specify others] (collectively, the "Certificates").

[Initial Certificate
Principal Balance]
[Notional Amount]...........  Class [ ]: [$] [ ].  Class [ ]: [$] [ ].

Final Distribution Date.....  Class [ ].  Class [ ].

Pass-Through Rates..........  [The Variable Pass-Through Rates applicable to the calculation of the interest distributable on any Distribution Date on the Certificates [(other than the Class [ ] Certificates)] are equal to [describe method for determining variable rates]. The initial Variable Pass-Through Rates for the Class [ ] Certificates [,] [and] the Class [ ] Certificates [and specify others] are approximately ___%[,] [and] ___% [and ___%] per annum, respectively.] [The Pass-Through Rate applicable to the calculation of the interest distributable on any Distribution Date on the [specify classes] Certificates is fixed at ___% [and ___%, respectively,] per annum.]

Deposited Assets............  The Deposited Assets shall consist of the
                              Underlying Securities [and describe any assets which are ancillary or incidental to the Underlying Securities]. See "--The Underlying Securities" [, "--Other Deposited Assets"] and "Description of the Deposited Assets" below.

Original Issue Date.........  [ ].

Cut-off Date................  [ ].

Distribution Date...........  [ ], commencing [ ].

Record Date.................  The [ ] day immediately preceding each
                              Distribution Date.

Denominations...............  The Class [ ] Certificates [,] [and] Class [ ]
                              Certificates [and specify others] will be available for purchase in minimum denominations of [$] [ ] and [integral multiples thereof] [multiples of [$][ ] in excess thereof].

Interest Accrual
Periods.....................  [Monthly] [Quarterly] [Semi-annually] (or, in the case of the first Interest Accrual Period, from and including the Original Issue Date to but excluding the first Distribution Date).

[Optional Redemption........  On any Distribution Date occurring on or after the
                              Distribution Date occurring in ___________, 19__, the Certificates may be redeemed by the Depositor, in whole only, at a price equal to the Redemption Price.]

[Redemption Price...........  ___________.]

Form of Security............  Book-entry Certificates with The Depository Trust
                              Company ("DTC"), except in certain limited circumstances. See "Description of the Certificates--Definitive Certificates."
                              Distributions thereon will be settled in [immediately available (same-day)] [clearinghouse (next-day)] funds.

Trustee.....................  [ ], as trustee.

Ratings.....................  [ ] by [ ] [and [ ] by [ ]]. [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the Certificates of a given class is conditioned upon satisfaction of the ratings of each other class of Certificates.] See "Ratings."

THE UNDERLYING SECURITIES

Underlying Securities.......  [A [ ]%] [floating rate] [publicly issued
                              [treasury] [debt] security due [ ] [A pool of publicly issued [treasury securities] [debt securities of various United States government sponsored entities] [Government Trust Certificates ("GTCs") [provided that such GTCs, together with any AID-GUARANTEEd Underlying Securities (as defined below), shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [obligations guaranteed by the United States Agency for International Development("AID-GUARANTEED UNDERLYING SECURITIES") [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]], exclusive of the Retained Interest] [in/having] an aggregate principal amount of [$][ ].

[GSE Issuer]................  [Specify issuer] [Pool of various U.S. government sponsored entity issuers].

Underlying Securities
Original Issue Date.........  [ ].

Underlying Securities
Final Payment Date..........  [ ].

Amortization................  [Describe amortization schedule, if any].

Denominations...............  The Underlying Securities are available in minimum denominations of [$] [ ] and [integral multiples thereof] [multiples of [$][ ] in excess thereof].

Underlying Securities
Payment Dates...............  [ ], commencing [ ].

Underlying Securities Rate..  [ % per annum.] [A [Weighted Average] rate per annum equal to [specify interest rate formula for debt security].]

Underlying Securities
Interest Accrual Periods......[Monthly] [Quarterly] [Semi-annually].

Priority......................[Describe senior or subordinated status of
                              Underlying Securities].

Security......................[Describe existence of any security for obligations or state that Underlying Securities are unsecured].

Redemption/Put/Other Features.[Describe existence of any redemption, put or other material features applicable to the Underlying Securities].

Form of Underlying Securities.Book-entry debt securities with [DTC] [Federal
                              Reserve Bank] [listed on the [New York] [American] Stock Exchange [specify other listing]].

[Fiscal Agent]................[ ]. [The Underlying Securities have not been issued pursuant to [an indenture and no trustee is provided for.] [ ] acts as fiscal agent for the Outstanding Debt Securities pursuant to an agreement dated as of [ ], 19[ ] (the "Fiscal Agency Agreement"), between the Fiscal Agent and the GSE Issuer.

Ratings of the Underlying
Securities....................[ ] by [ ] [and [ ] by [ ]]. See "Description of
                              the Underlying Securities--Ratings of Underlying Securities."

OTHER DEPOSITED ASSETS

     [Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]

                       SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.

Depositor.....................Southpoint Structured Assets, Inc. (the
                              "Depositor"), an indirect wholly-owned subsidiary of Morgan Keegan, Inc. See "The Depositor" in the Prospectus.

Certificates..................The Certificates, each of which represents a fractional undivided beneficial interest in the Trust, will be issued pursuant to the Trust Agreement. The Certificates will consist of [ ] classes, designated as Class [ ] Certificates [and] [,] Class [ ] Certificates [and [specify other classes]], [all] of which [all but the Class [ ] Certificates] are being offered hereby (collectively, the "Certificates").

                              The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal. The Certificate Principal Balance of a Certificate will decline to the extent distributions allocable to principal are made to such holder. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify].

                              Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                              [The Class [ ] Certificates, which are not being offered hereby, have in the aggregate an initial Certificate Principal Balance of [$][ ] (approximate) and a [Variable] Pass-Through Rate [of ___%]. The Class [ ] Certificates represent the right to receive distributions in respect of their Certificate Principal Balance and interest thereon at their applicable Pass-Through Rate.] Shortfalls in collections with respect to the Deposited Assets will be allocated solely to the Class [ ] Certificates to the extent provided herein and, thereafter, will be allocated among the Certificates and the Class [ ] Certificates, as provided herein. [The Class [ ] Certificates will be transferred by the Depositor to an affiliate on or about ________, 1996 (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

The Underlying  Securities....Interest on the Underlying Securities accrues at the Underlying Securities Rate for each Underlying Securities Accrual Period and is payable on each Underlying Securities Payment Date. The entire principal amount of the Underlying Securities will be payable on the Underlying Securities Final Payment Date. [The Underlying Securities have a remaining term to maturity of approximately years.] [As of the Cut-off Date, the pool of Underlying Securities has a weighted average interest rate of [%] and a weighted average remaining term to maturity of approximately ___ years. Approximately [%] [specify if greater than 10%] of such Underlying Securities consist of debt securities of [specify U.S. government sponsored entity or agency].

                              [Name such obligor] is a [U.S. government-sponsored entity][specify other] whose principal executive offices are located at [specify address]. The obligor [makes available to the public upon request certain annual financial and other information]. See "Description of the Deposited Assets."

[Other Deposited
Assets and Credit Support.....The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars] (such assets, together with the Underlying Securities, the "Deposited Assets"). See "Description of the Deposited Assets."

                              The Certificateholders of the [specify particular classes] Certificates will have the benefit of [describe credit support] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, including providing certain coverage with respect to losses thereon.]

Distributions.................Holders of the Certificates will be entitled to receive on each Distribution Date, to the extent of available funds on such Distribution Date, after payment of the expenses of the Trustee and its respective agents up to the Allowable Expense Amount, (i) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to interest at the applicable Pass-Through Rate on the applicable Certificate Principal Balance, (ii) [in the case of each class of Certificates other than the Class
                              [ ] Certificates,] distributions allocable to principal and (iii) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to premium (if any) in an amount equal to all payments of premium (if any) received on the Underlying Securities for the applicable Collection Period. Distributions will be made to Certificateholders only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any Credit Support. [The holders of the Class [ ] Certificates will be entitled to receive on each Distribution Date distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "Description of the Certificates--Distributions."

Special Distribution  Dates...If a payment with respect to the Underlying
                              Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, then the Trustee shall distribute any such amount received on the next occurring Business Day (a "Special Distribution Date") as if such funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be [five Business Days (as such term is defined in the Prospectus, "Business Day") prior to the day on] which the related payment was received from the Underlying Securities Trustee.

[Subordination................As and to the extent described herein, the rights of the holders of the Class [ ] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the other classes of Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "Description of the Certificates--Allocation of Losses; Subordination."]

[Optional Termination.........At its option, the [Depositor] may purchase all the Deposited Assets in the Trust, and thereby cause the termination of the Trust and early retirement of the Certificates, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date. [Specify any other purchase or repurchase option of the Depositor.]

                              See "Description of the Trust Agreement--
                              Termination" herein and in the Prospectus.]

Certain Federal
Income Tax Consequences.......In the opinion of tax counsel to the Trust, the
                              Trust will be classified for Federal income tax purposes [as a grantor trust] [as a partnership] and not as an association taxable as a corporation. See "Certain Federal Income Tax Consequences."

Ratings.......................It is a condition to the issuance of the
                              Certificates that the Certificates have the ratings specified above under "Summary of Principal Economic Terms--The Certificates-- Ratings." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "Ratings."

ERISA Considerations..........An employee benefit plan subject to the Employee
                              Retirement Income Security Act of 1974, as amended ("ERISA"), and an individual retirement account (each, a "Plan") may purchase Certificates of any class if either (i) the Depositor is able to confirm the existence of at least 100 independent purchasers of such class or (ii) the Plan can represent that its purchase of the Certificates would not be prohibited under ERISA or the Code. See "ERISA Considerations."

                            FORMATION OF THE TRUST

     The Trust will be formed pursuant to the Trust Agreement (including the Series [ ] Supplement) between the Depositor and the Trustee. Concurrently with the execution and delivery of the Series [ ] Supplement, the Depositor will deposit the Underlying Securities in the Trust. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the Certificates to or upon the order of the Depositor.

     The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor).
The Underlying Securities will not be acquired from any GSE Issuer as part of any distribution by or pursuant to any agreement with such issuer. [No] [The] GSE Issuer is [not] participating in this offering and [none] will [not] receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the Certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Morgan Keegan & Company, Inc., an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                                 RISK FACTORS

     [Describe risk factors applicable to the specific Underlying Securities, other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates and risks associated with the Deposited Assets (including any material risks as a result of the inclusion in the Deposited Assets of GTCs or AID-Guaranteed Underlying Securities) and the terms thereof, as described elsewhere herein.] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus.

     [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentally thereof, other than the Underlying Securities Issuer.]

                      DESCRIPTION OF THE DEPOSITED ASSETS

GENERAL

     This Prospectus Supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities. This Prospectus Supplement relates only to the Certificates offered hereby and does not relate to the Deposited Assets. All disclosure contained herein with respect to the Underlying Securities is derived from publicly available documents. [Identify publicly available documents]. Although the Depositor has no reason to believe the information concerning the Underlying Securities, or any GSE Issuer in the Underlying Securities Prospectus[es] [and other publicly available information] is not reliable, neither the Depositor nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. There can be no assurance that events affecting the Underlying Securities or a GSE Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

     [The Underlying Securities will be deposited into the Trust subject to the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the Underlying Securities, a distribution equal to [%] per annum multiplied by the principal amount of the Underlying Securities (the "Interest Strip"). The right of the holder of the Retained Interest to receive the Interest Strip is of equal priority with the rights of the Certificateholders to receive distributions of interest on the Certificates.]

     [Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] [publicly issued debt securities of U.S. government-sponsored entities] [Government Trust Certificates ("GTCs") [provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [obligations guaranteed by the United States Agency for International Development ("AID-Guaranteed Underlying Securities") [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]]. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 COMPOSITION OF THE UNDERLYING SECURITIES POOL
                            AS OF THE CUT-OFF DATE

     Number of Underlying Securities:
     Aggregate Principal Balance:                [$]
     Average Principal Balance:                  [$]
     Largest Balance:                            [$]
     Weighted Average Interest Rate:                                  %
     Weighted Average Original Term to Maturity:                  years
     Weighted Average Remaining Term to Maturity:                 years
     Longest Remaining Term to Maturity:                          years


                         DISTRIBUTION BY RATINGS OF THE
               UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE


                                                       PERCENT OF
                                    AGGREGATE          AGGREGATE
RATING             NUMBER       PRINCIPAL BALANCE  PRINCIPAL BALANCE

                _____________     ______________     _____________

Total           =============     ==============     =============


                   DISTRIBUTION BY REMAINING TERM TO MATURITY
            OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                    PERCENT OF
REMAINING TERM TO                   AGGREGATE         AGGREGATE
   MATURITY        NUMBER       PRINCIPAL BALANCE  PRINCIPAL BALANCE

                _____________     ______________     _____________

Total           =============     ==============     =============


                      DISTRIBUTION BY INTEREST RATE OF THE
               UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE


                                                       PERCENT OF
                                    AGGREGATE          AGGREGATE
RATING             NUMBER       PRINCIPAL BALANCE  PRINCIPAL BALANCE
% to %                          [$]                                %


Greater than  % _____________     ______________     _____________

                                [$]                             100%

      Total               ========      ============         ============

     The Underlying Securities consist of [treasury securities] [debt securities of U.S. government-sponsored entities] [GTCs [provided that such GTCs, together with any AID-Guaranteed Underlying Securities, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [AID-Guaranteed Underlying Securities [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 20% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]]. As of the Cut-off Date, [all of] [approximately % of] such Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor on any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors -- Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

     [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary:

          (a) failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities when the same shall be due;

          (b) material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement continuing for a specified period of time after notice thereof is given to the GSE Issuer by the holders of not less than a specified percentage of the Outstanding Debt Securities;

          (c) certain events of bankruptcy or insolvency relating to the GSE Issuer[; and

          (d) describe any additional common events of default with respect to the pool of Underlying Securities].]

     As of the Cut-off Date, [all of] [approximately ___% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities]] [and [all of] [approximately % of] the Underlying Securities were [describe the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral.]]

     The pool of Underlying Securities, together with any other assets described below and any Credit Support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

     [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates -- only a single obligor is referred to for purposes of this section of the form of Prospectus Supplement.]

     [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [___%] [floating rate] [specify publicly issued debt security] due of [specify issuer][, exclusive of the interest therein retained by [the Depositor] as described below (the "Retained Interest")], having an aggregate principal amount outstanding as of the Cut-off Date of approximately [$] (the "Underlying Securities"). The Underlying Securities (other than Underlying Securities which are issued by the United States of America) will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing debt security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors -- Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

[THE FEDERAL NATIONAL MORTGAGE ASSOCIATION

     The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities ("MBS"). Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on MBS. Fannie Mae issues MBS primarily in exchange for pools of mortgage loans from lenders. The issuance of MBS enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

     Fannie Mae prepares an Information Statement annually which describes
Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President
- -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (telephone: (202) 752-7115). Fannie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE FEDERAL HOME LOAN MORTGAGE CORPORATION

     The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

     Freddie Mac prepares an Information Statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, telephone (800) 336-3672; within Washington, D.C. metropolitan area, telephone (703) 759-8160). Freddie Mac is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE STUDENT LOAN MARKETING ASSOCIATION

     The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965, as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan ("FFEL") program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

     Sallie Mae prepares an Information Statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007, telephone (202) 298-3010. Sallie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE RESOLUTION FUNDING CORPORATION

     The Resolution Funding Corporation ("REFCORP") is a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the REFCORP is to provide financing for the Resolution Trust Corporation (the "RTC"). REFCORP is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it. REFCORP is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of REFCORP are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the FHLBs and two members selected by the Oversight Board from among the presidents of twelve FHLBs.

     The RTC was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions pursuant to policies established by the Oversight Board. The RTC is to manage and resolve cases for which a receiver or conservator was appointed between January 1, 1989 through August 9, 1992. The RTC is authorized to issue nonvoting capital certificates to REFCORP in exchange for the funds transferred from REFCORP to the RTC. The RTC will terminate on or before December 31, 1996. The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by REFCORP to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations are used to purchase nonvoting capital certificates issued by the RTC or to retire previously issued REFCORP obligations.

     Information concerning REFCORP may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. REFCORP is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE FEDERAL HOME LOAN BANKS

     The Federal Home Loan Banks constitute a system of twelve federally chartered corporations (collectively, the FHLBs). The mission of each FHLB is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the FHLBs is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the FHLBs. The FHLBs are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the FHLBs are not obligations of the United States government.

     The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the FHLBs. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006, (202) 406-2901. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

[TENNESSEE VALLEY AUTHORITY

     TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. For the fiscal year ending September 30, 1994, TVA received $140 million in congressional appropriations from the federal government for the nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program.

     TVA prepares an Information Statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention:
Vice President and Treasurer, or by calling (615) 632-3366.]

[FEDERAL FARM CREDIT BANKS

     The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities (the "System"). Through its Banks ("FCBs") and related associations, the System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended (the "Farm Credit Act"), and are subject to regulation by a Federal agency, the Farm Credit Administration (the "FCA"). The FBCs and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

     The System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The FCBs are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the FCBs through the Federal Farm Credit Banks Funding Corporation, as agent for the FCBs (the "Funding Corporation"). Each FCB determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to FCA approval.

     Important information regarding the FCBs and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System Annual Information Statement and any Quarterly Information Statements issued subsequent thereto (collectively, "Information Statements") and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; Telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information.]

[GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "DSAA"), of the due and punctual payment of 90% of all payments of principal and interest due on the Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the Notes.

     Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank (the "FFB") under the Foreign Military Sales ("FMS") Credit Program. The Appropriations Acts permit prepayment of the FMS loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act, as amended (the "AECA"). It is a condition to the issuance of Certificates under such program that the DSAA approve the refinancing of any such FMS loan.

     Although 90% of all payments of principal and interest on the Notes are guaranteed by the United States government or agencies thereof, and 10% of such payments are secured by securities of the United States government or agencies thereof, the GTCs themselves are not so guaranteed. In the event of a default on the Notes, the trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency thereof or would be required to liquidate the collateral securing the Notes.

     Payments Under the Guaranty. If the borrower under the Notes (the "Borrower") fails to deposit with the related trustee (the "Trustee") all amounts due on the Notes on any Note payment date (each, a "Note Payment Date"), the Trustee will first notify the Borrower and, one business day thereafter, will send a notice to the Director of the DSAA and to the related depositary (the "Depositary") setting forth the amounts due on the Notes on such Note Payment Date and the amounts, if any, received from the Borrower. On the [11th calendar day] following the Note Payment Date, if any amounts due on a Note remain unpaid, the Trustee will demand payment from DSAA on the applicable Guaranty in accordance with its terms. On the day the Trustee receives such payment, it will instruct the Depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the Note.

     On the occurrence of an Event of Default (as defined in the related Loan Agreement), the Trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the Declaration of Trust by a suit, action or other proceeding. As provided in the Loan Agreement, the Guaranty and the Depositary Agreement, the Trustee has the legal power to exercise all the rights, powers and privileges of a holder of the Note.

     The Trustee is required to take all necessary action, as permitted by the Declaration of Trust and applicable law (i) to enforce payments due from DSAA under the Guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the Note payment date on which default occurred, and to apply such funds in accordance with the Declaration of Trust for the benefit of holders of GTCs. The Trustee is required to notify the Borrower upon taking the foregoing actions. Neither the Trust holding a Note nor DSAA has the right to accelerate payment of the Note, notwithstanding any failure of the Borrower to make payment on the Note or other Event of Default with respect to the Note.

     [The applicable Prospectus Supplement will specify, to the extent GTCs are included as Underlying Securities, the waiting period that must elapse before reimbursement for a default on the Notes, and the delay between payment on the Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement.

     In addition, the related Prospectus Supplement will specify, to the extent applicable: (i) the aggregate principal amount of such GTCs; (ii) the coupon, if any, borne by such GTCs; (iii) the stated maturity of each GTC; (iv) the identity of each underlying obligor; and (v) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]]

[AID-GUARANTEED UNDERLYING SECURITIES

     General. AID-Guaranteed Underlying Securities consist of notes, bonds, credit facilities and other debt instruments which are issued or arranged by intermediary financial institutions ("IFIs") and guaranteed in whole or in part by AID. Most AID guarantees are established under the auspices of the Private Sector Investment Program (the "Investment Program"), created in 1983 under
Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The Investment Program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988 Congress provided the Investment Program with loan guarantee authority, and guarantees have become the Investment Program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government.

     AID Housing Guaranty Program. The Housing Guaranty Program (the "Housing Program") is administered by the AID Office of Housing and Urban Programs. The Housing Program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the Housing Program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of "implementation Agreements" the Housing Program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan.

     Payments under the AID Guarantees. Pursuant to the Fiscal Agency Agreement, if the Borrower does not deposit with the Fiscal Agent thereunder at or before 12 o'clock noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the guaranteed AID-Guaranteed Underlying Securities is due (each, an "AID-Guaranteed Underlying Security Payment Date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-Guaranteed Underlying Security Payment Date with respect to the guaranteed AID-Guaranteed Underlying Securities, the Fiscal Agent, acting on behalf of the holders of the guaranteed AID-Guaranteed Underlying Securities, is obligated to make a demand upon AID, not later than 2 o'clock p.m., New York City time, on such AID-Guaranteed Underlying Security Payment Date for payment pursuant to the Guarantees.

     Pursuant to the Guarantees, AID is required, not later than three (3) Business Days following receipt of such demand, to pay to the demanding AID-Guaranteed Underlying Securityholders the applicable Guaranteed Amount.

     Upon receipt by the Fiscal Agent of payments from AID pursuant to the Guarantees, the Fiscal Agent will be required, if such payments are received at or prior to 12 o'clock noon, New York City time, on any Business Date, to remit such payments to the registered holders of the guaranteed AID-Guaranteed Underlying Securities entitled thereto on such Business Day and, if such payments are received after such time, to remit such payments to such registered holders on the next such Business Day.

     Each AID-Guaranteed Underlying Securityholder is deemed by the acceptance of a guaranteed AID-Guaranteed Underlying Security to have irrevocably appointed the Fiscal Agent as its agent for the purpose of making a demand for payment upon AID pursuant to the Guarantees and receiving any payment to an AID-Guaranteed Underlying Securityholder by AID pursuant to the Guarantees. The Regulations also provide that any AID-Guaranteed Underlying Securityholder may make demand for payment on AID under a Guarantee on its own behalf immediately upon the failure of the Borrower to make any payment when due under such AID-Guaranteed Underlying Securityholder's guaranteed AID-Guaranteed Underlying Security. All payments made by AID to the Fiscal Agent pursuant to the Guarantees will be held in trust by the Fiscal Agent solely for the benefit of the registered holders of the guaranteed AID-Guaranteed Underlying Securities until remitted to such holders. AID will be discharged from its obligations to make a payment pursuant to the Guarantees upon the making of such payment to the Fiscal Agent on behalf of the AID-Guaranteed Underlying Securityholders, provided that such discharge will be effective only as to such payment and to the extent of the amount of such payment.

     Events of Default. As provided by the terms of each AID-Guaranteed Underlying Security, an Event of Default will be deemed to have occurred if the borrower fails to make any payment on such AID-Guaranteed Underlying Security on the applicable Payment Date. On the occurrence of an Event of Default, the trustee of such AID-Guaranteed Underlying Security (the "Underlying Trustee") or the Trustee may make demand on AID under the Guarantees. However, none of the Fiscal Agent, the Trustee or AID may accelerate payment of any AID-Guaranteed Underlying Security, notwithstanding any failure of the borrower to make payment on the AID-Guaranteed Underlying Securities.

     [The related Prospectus Supplement will specify, to the extent applicable:
(i) the aggregate principal or notional principal amount of such AID-Guaranteed Underlying Securities; (ii) the coupon, if any, borne by such AID-Guaranteed Underlying Securities; (iii) the stated maturity of each underlying obligation;
(iv) the identity of each underlying obligor; (v) the credit characteristics of such obligor; (vi) the rating, if any, assigned to each such obligor, whether an actual or a shadow rating; (vii) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation; and (viii) the identity of the Fiscal Agent.]

     The Federal Credit Reform Act of 1990, Pub. Law 101-508 (the "Credit Reform Act"), provides that payments in respect of loan guarantee commitments made on or after October 1, 1991, including the guarantee commitments made by AID under the Guarantees, will be made by the U.S. Treasury from a "financing account" established under Section 502(7) of the Credit Reform Act. Section 505(c) of the Credit Reform Act authorizes the Secretary of the Treasury to lend or pay to the financing account such amounts as may be necessary to make any payments required to discharge loan guarantee obligations and commitments in the event funds in the financing account are insufficient.]

     The Trust will have no other significant assets [other than any Credit Support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This Prospectus Supplement relates only to the Certificates being offered hereby and does not relate to the Underlying Securities of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph. Neither the Depositor nor [any of] the Underwriter[s] has participated in the preparation of such documents, or takes any responsibility for the accuracy or completeness of the information provided therein.

     The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").

                        [DESCRIPTION OF CREDIT SUPPORT]

     For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[THE LETTER OF CREDIT

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Trustee on behalf of the Certificateholders. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. The maximum amount that the Trustee may draw under the Letter of Credit will initially be equal to [$]. The initial amount of the Letter of Credit will be [$]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) % of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on the preceding Distribution Date) but in any event not less than [$], and (ii)] the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on _________, 19__. The Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

     [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the Letter of Credit Bank.]]

[THE SURETY BOND

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Surety Bond from [ ] (the "Surety") in favor of the Trustee on behalf of the Certificateholders. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] Class [ ]] Certificates. The Surety Bond expires on , 19__. The Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any amounts owing, in the manner and priority specified herein.

     [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the Surety Bond.]]

[RESERVE ACCOUNT

     The Depositor will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of [$]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

                           YIELD ON THE CERTIFICATES

     [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are allocated to the Certificateholders of each class of the Certificates, as described elsewhere herein.] See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] [,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [ %] [Variable] Pass-Through Rate. [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Depositor to an affiliate on the Closing Date, and may be sold at any time by the Depositor in accordance with the terms of the Trust Agreement.]

     The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of [$ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Certificates [(other than the Definitive Classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "--Definitive Certificates." Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "--Definitive Certificates" below and "Description of Certificates--Global Securities" in the Prospectus.

     Under the rules, regulations and procedures creating and effecting DTC and its operations, DTC will take action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights, authorize divergent action.

DEFINITIVE CERTIFICATES

     Definitive Certificates will be issued to Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the Definitive Classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.

DISTRIBUTIONS

     Collections on the Deposited Assets that are received by the Trustee for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

            (i) to the Trustee, all unpaid fees and expenses of the Trustee and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

            (ii) [to the providers of Credit Support ("Credit Support Providers"), any amounts required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");

            (iii)] to the Certificateholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available Funds remain available, to each other Class in accordance with the ranking specified herein under "--Allocation of Losses; Subordination";

            [(iii) to the Credit Support Providers, any Credit Support
     Payments;]

            [(iv)] to the Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause
     (i) above;

            [(v)]  all remaining amounts, if any, to the Depositor].

     There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Certificates over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the Certificateholders of the Certificates. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

     For purposes hereof, the following terms have the following meanings:

     "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

     "Available Funds" for any Distribution Date means the sum of (a) all amounts received on or with respect to the Deposited Assets (including investment income on Eligible Investments) received during the preceding Collection Period[,] [and] (b) amounts available as of such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Depositor] may remit to the Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

     "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

     "Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.

     ["Interest Strip" allocable to the Retained Interest for any Distribution Date means accrued and unpaid interest on the outstanding principal balance of the Certificates, computed at an annual rate of [%].]

     "Required Interest" for the Certificates or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Pass-Through Rate.

     "Required Premium" for the Certificates or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

     "Required Principal" for the Certificates or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]

     [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class
[ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[OPTIONAL REDEMPTION

     On each Distribution Date, or the next succeeding Business Day if such Distribution Date is not a Business Day, on or after the Distribution Date in [__, 199_], the Certificates may be redeemed by the Trust at the request of the Depositor at a price of [%] (the "Redemption Price"). In addition, the Certificateholders shall be entitled to receive interest up to, but not including, the Redemption Date.]

[ADVANCES

     Subject to the following limitations, the Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable to the Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the Certificates. In the event that the Trustee fails in its obligation to make any such Advance, the Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]

[RESTRICTIONS ON TRANSFER OF THE CLASS [ ] CERTIFICATES

     Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

                      DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Depositor with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement (including the Series 1996-[ ] Supplement) will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Depositor under the Purchase Agreement between the Depositor and the Seller]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See "Description of Credit Support."] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

THE TRUSTEE

     [ ], a [ ] corporation, will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

     The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

EVENTS OF DEFAULT

     An event of default with respect to any class of Certificates under the Trust Agreement (an "Event of Default") will consist of [(i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period); (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and (iii) the occurrence and continuance of such other events specified in the applicable series supplement.] [Describe remedies available to Certificateholders upon the occurrence and continuance of an Event of Default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

     The Trust Agreement will provide that, within 30 days after the occurrence of an Event of Default in respect of the Certificates of any class, the Trustee will give notice to the holders of such Certificates [and the holder of the Retained Interest], transmitted by mail, of all such uncured or unwaived Events of Default known to it. However, except in the case of an Event of Default relating to the payment of principal of or premium, if any, or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates of such class [and the holder of the Retained Interest].

     No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) such holder previously has given to the Trustee written notice of a continuing breach, (ii) the holders of Certificates of such Series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such Series have requested in writing that the Trustee institute such proceeding in its own name as Trustee, (iii) such holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such Series evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series.

VOTING RIGHTS

     [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and under what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.]

     [Specify the rights, if any, of the holder of the Retained Interest to consent to certain actions.]

VOTING OF UNDERLYING SECURITIES, MODIFICATION OF INDENTURE

     The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank], the [Fiscal Agent] or the GSE Issuer for its consent to any amendment, modification or waiver of the Underlying Securities or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the Certificates, as applicable) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for Federal income tax purposes, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of an event of default with respect to the Underlying Securities or an event which with the passage of time would become an event of default and with the unanimous consent of all Outstanding Certificates and the holder of the Retained Interest] or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Underlying Securities and only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding Class of the Certificates [and the holder of the Retained Interest]. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

     In the event that an offer is made by the GSE Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the Outstanding Debt Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Certificateholders [and the holder of the Retained Interest] of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default under the Underlying Securities has occurred, the Trustee is directed by the affirmative vote of all of the Certificateholders [and the holder of the Retained Interest] to accept such offer and the Trustee has received the tax opinion described above. [Accordingly, a Certificateholder generally would be required to effect a withdrawal of Requested Underlying Securities from the Trust in order to accept such offer. See "--Optional Exchange of Certificates."]

     If an event of default under the Underlying Securities occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates [and Class [ ] Certificates,] [and the holder of the Retained Interest,] the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the Certificateholders' interests of each Class may differ and the interests of either Class may differ from holders of other Outstanding Debt Securities.

TERMINATION

     [The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of Certificates--Termination" in the Prospectus.] [Describe additional termination provisions.] The Depositor will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.]

In no event will the Trust created by the Trust Agreement for the Certificates continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of Certificates
- --Termination" in the Prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain material Federal income tax consequences of the purchase, ownership and disposition of the Certificates by an initial holder of Certificates. Such consequences will depend on the terms of the Certificate, whether the Trust is treated as a grantor trust or as a partnership for Federal income tax purposes, and the assets collateralizing or otherwise supporting such Certificate. The consequences of owning Certificates which are deemed for Federal income tax purposes to be interests in a grantor trust or in a partnership are discussed separately below under the captions "Grantor Trust Certificates" and "Partnership Certificates," respectively. The applicable Trust Agreement would include provisions appropriate to the particulars of the transaction and to the relevant Federal income tax status of the Trust and related Certificates.

     This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all Federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary is generally limited to investors who will hold the Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and who do not hold their Certificates as part of a "straddle," a "hedge" or a "conversion transaction." Investors should consult their own tax advisors to determine the Federal, state, local and other tax consequences of the purchase, ownership and disposition of the Certificates. The Prospectus Supplement for each series of Certificates will tailor the description of the Federal income tax consequences to the specific Certificates issued pursuant thereto, as therein limited.

     The Trust will be provided with an opinion of Chapman and Cutler, Chicago, Illinois, special Federal tax counsel to the Depositor ("Federal Tax Counsel") regarding certain Federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the Internal Revenue Service (the "Service") or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the Federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions.

GRANTOR TRUST CERTIFICATES

     If the Trust is intended to be classified as a grantor trust and not as an association taxable as a corporation for Federal income tax purposes, Federal Tax Counsel will so opine. The remainder of this discussion prior to "Partnership Certificates" assumes that the Trust is a grantor trust and not an association taxable as a corporation for Federal income tax purposes. Accordingly, each owner of a Certificate (a "Certificate Owner") will be subject to Federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of reasonable expenses paid by the Trust. The following discussion assumes that the Underlying Securities were not issued with original issue discount ("OID") and, accordingly, the Certificate owners will not realize OID except with respect to a "stripped interest" (as defined below).

INCOME OF CERTIFICATE OWNERS

     In General. A Certificate Owner will allocate the amount it pays for its Certificate among each Underlying Security and each of the Deposited Assets in the Trust in proportion to their relative fair market values on the date of purchase of the Certificate in order to determine its initial tax basis for the pro rata portion of each Underlying Security and Deposited Asset held by the Trust. A Certificate Owner would calculate separately its income, gain, loss or deduction realized with respect to each such asset.

     The Federal income tax treatment of a holder of Certificates will depend upon whether the interest in the Underlying Securities represented by a Certificate will be considered to be a "stripped bond" or "stripped coupon" (together a "stripped interest") within the meaning of Section 1286 of the Code. A Certificate will not be considered to represent a stripped interest in the Underlying Securities to the extent the Certificate is entitled to receive a proportionate amount of all principal of a particular maturity represented by the Underlying Securities and all interest relating thereto. A Certificate will be considered to represent a stripped interest in the Underlying Securities if the Certificate is entitled to receive less than all of the interest on a particular maturity represented by the Underlying Securities or if the Certificate is entitled to receive all or part of the interest on a particular maturity represented by the Underlying Securities but no principal on the Underlying Securities. In addition, if a Certificate is entitled to receive interest and principal on a particular maturity represented by the Underlying Securities, but the interest it is entitled to receive on a particular maturity represented by the Underlying Securities is disproportionately more than the principal it is entitled to receive on a particular maturity represented by the Underlying Securities, it could be argued (based on the preamble to Treas. Reg.
Section 1.1286-1 discussed below under "Tax Treatment of Certificates to the Extent They are Stripped Interests") that the Certificates represents (a) an interest in a particular maturity represented by the Underlying Securities that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on a particular maturity represented by the Underlying Securities and (b) a stripped interest in a particular maturity represented by the Underlying Securities to the extent of any additional interest to which it is entitled on a particular maturity represented by the Underlying Securities. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items (as well as any other Deposited Assets) in proportion to their relative fair market values on the date of purchase.

     Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a Certificate does not represent a stripped interest in a particular maturity represented by the Underlying Securities, each Certificate Owner will be required to report on its Federal income tax return, in a manner consistent with its method of accounting, its proportional share of the gross income of the Trust, including interest on and other amounts with respect to the corresponding Underlying Security, income derived from the other Deposited Assets held by the Trust, any gain or loss upon collection or disposition of the corresponding Underlying Security, other Deposited Assets, or as further described below under "Purchase and Sale of a Certificate" the sale or other disposition of a Certificate. The portion of each monthly payment to a Certificate Owner that is allocable to principal on the corresponding Underlying Security (other than amounts representing market discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificate Owner's undivided interest in the Underlying Securities.

     To the extent that the portion of the purchase price of a Certificate allocated to a Certificate Owner's undivided interest in an Underlying Security, based on the relative fair market value of each Underlying Security in which an interest is acquired as well as other Deposited Assets in which an interest is acquired, is greater than or less than the portion of the principal balance of the Underlying Security allocable to the Certificate, such interest in the Underlying Security will have been acquired at a premium or discount, as the case may be (the "allocated Purchase Price"). This allocation is required to be calculated separately for each Underlying Security represented by a Certificate. To the extent that the allocated Purchase Price is less than the principal balance of an Underlying Security, the Certificate Owner's interest in such Underlying Security will be treated as purchased at a "market discount." The market discount on a Underlying Security will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the allocated Purchase Price exceeds the principal balance of an Underlying Security, the Certificate Owner's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium."

     For example, if the allocated Purchase Price paid by a Certificate Owner with respect to an Underlying Security is equal or almost equal to the portion of the principal balance of the Underlying Security that is allocable to the Certificate, there would be no significant amount of discount or premium with respect to its interest in such Underlying Security. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Underlying Securities allocable to the Certificate, one or more Underlying Securities will have been purchased at a discount because a portion of such purchase price will be allocated to the other Deposited Assets of the Trust.

     In general, under the market discount provisions of the Code, all or a portion of the principal payments received by the Trust and the gain recognized upon a sale, maturity or disposition of an Underlying Security or upon the sale or other disposition of a Certificate (as further described below under "Purchase and Sale of a Certificate") will be taxable as ordinary income to the extent of accrued market discount. In general, the accrued market discount on each Underlying Security will equal an amount that bears the same ratio to the market discount on the Underlying Security as the number of days that the Trust held the Underlying Security (or a Certificate Owner held a Certificate related thereto), bears to the number of days after the Trust acquired the Underlying Certificate (or a Certificate Owner acquired a Certificate related thereto) and up and to the date of the maturity of the Underlying Security. At the election of a Certificate Owner, market discount can be accrued under a constant yield method as further described on the Code. The ordinary income treatment on dispositions described above will not apply if a Certificate Owner elects (or has previously elected) to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Such election, if made, will also apply to all debt instruments acquired directly or indirectly, by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and is irrevocable without the consent of the Service. If a Certificate Owner does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by a Certificate Owner that is incurred to purchase or carry a Certificate will be reduced by such accrued market discount. In general, the portion of any interest expense that was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Certificate Owners should consult their tax advisors regarding whether an election should be made to include market discount in income as it accrues and the method of accrual and as to the amount of interest expense that may not be currently deductible.

     Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent a Certificate represents a stripped interest in a particular maturity represented by the Underlying Securities, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of the stated redemption price at maturity (or the amount payable on the coupon) over the portion of the purchase price for the Certificate allocable to the stripped interest, based on the relative fair market value of all assets acquired.

     The tax treatment of a Certificate Owner will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under Treas. Reg.
Section 1.1286-1 (the "De Minimis Regulation"), the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of one percent multiplied by the product of the "stated redemption price at maturity" (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the number of full years remaining after the purchase date of either the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the weighted average maturity. This calculation of de minimis OID is to be performed separately for each new purchaser of a Certificate of the stripped interest from the date of purchase of the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate.

     In the preamble to the De Minimis Regulation, the Service stated that the final regulations are premised on the assumption that stripped coupons may be treated as qualified stated interest with respect to the bonds from which they are stripped and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances. According to the Service, without these assumptions, each stripped bond and stripped coupon would be treated as a separate (zero coupon) bond, and the OID with respect to each such separate bond or coupon virtually never would be de minimis. Finally, the Service indicated that future regulations under section 1286 will provide specific guidance relating to these assumptions. Certificate Owners are advised to consult their tax advisers with respect to the use of this assumption in determining the federal income tax consequences associated with the acquisition, ownership and disposition of a Certificate, including the determination of whether (i) OID is de minimis, (ii) a Certificate is subject to the market discount rules discussed above under "Tax Treatment of Certificates to the Extent They are Not Stripped Interests," and (iii) whether a Certificate represents an interest in an Underlying Security purchased at a premium and is subject to the discussion below under "Bond Premium."

     To the extent the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, such OID will be treated as zero. As a result, as described above under "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests," a Certificate Owner would report its share of the income of the Trust under its usual method of accounting.

     If the OID with respect to the stripped interest in a particular maturity represented by the Underlying Securities represented by a Certificate is not treated as being de minimis, a Certificate Owner will be required to include in income any OID on the stripped interest. Whether the Certificate Owner uses the cash or the accrual method of tax accounting, OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificate Owner prior to the receipt of cash by such Certificate Owner. The accrual of OID depends upon whether the Underlying Security with respect to which OID exists matures within one year of the date purchased. In the case of a Certificate that matures within one year, OID accrues daily on a ratable basis unless the holder elects to accrue such discount under a constant yield method, compounded daily. In the case of a Certificate that does not mature within one year of the date purchased, OID generally accrues daily, computed under a constant yield method, compounded at least annually (with straight line interpolation between compounding dates). Prospective purchasers should consult their tax advisors as to the computation of the accrual of OID, including the impact of the discussion set forth above in the preamble to the De Minimis Regulation.

BOND PREMIUM

     In the event that a Certificate represents an interest in an Underlying Security purchased (either initially upon the formation of the Trust or upon the purchase of a Certificate) at a premium, such premium will be amortizable by the Certificate Owner as an offset to interest income (with a corresponding reduction in the Certificate Owner's basis) under a constant yield method over the term of the Underlying Security if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and the election is irrevocable without the consent of the Service.

ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT

     Under Treas. Reg. Section 1.1272-3 and with the limits set forth therein, any Certificate Owner may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above. Such an election with respect to an unstripped or stripped interest having amortizable bond premium or market discount, to the extent permitted, would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificate Owner. A Certificate Owner should consult its tax adviser as to whether to make such an election.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of one or more of the Underlying Securities, or a substitution of other assets for the Underlying Securities, would be a taxable event to Certificate Owners on which they would recognize gain or loss.

DEDUCTIBILITY OF TRUST'S FEES AND EXPENSES

     In computing its Federal income tax liability, a Certificate Owner will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust and any allowable amortization deductions with respect to certain other assets of the Trust, but not amortizable bond premium. If a Certificate Owner is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction and will only be allowable to the extent that they exceed 2% of the Certificate Owner's adjusted gross income.

PURCHASE AND SALE OF A CERTIFICATE

     A Certificate Owner's tax basis in a Certificate generally will equal the cost of such Certificate increased by any amounts of undistributed taxable income (e.g., OID or market discount) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest, if any (subject to the application of the discussion set forth above in the preamble to the De Minimis Regulation), on an Underlying Security represented by the Certificate.

     If a Certificate Owner sells its Certificate, gain, if any, will constitute ordinary income to the extent of the aggregate of the accrued market discount (which has not previously been included in such Certificate Owner's taxable income) with respect to the Certificate Owner's pro rata portion of each Underlying Security held by the Trust. Any other gains (or losses) will be capital gains (or losses) except in the case of a dealer or a financial institution, and will be long-term if the Certificate Owner has held its Certificates for more than one year. A Certificate Owner will recognize taxable gains (or losses) (a) upon redemption or sale of its Certificate, (b) if the Trustee disposes of an asset or (c) upon receipt by the Trustee of payments of principal on the Underlying Securities. The amount of any such gain (or loss) is measured by comparing the Certificate Owner's pro rata share of the total proceeds from the transaction with its adjusted tax basis in its certificate or its pro rata interest in the asset as the case may be, and then reducing such gain, if any, to the extent characterized as ordinary income resulting from accrued market discount as discussed above. A Certificate Owner's tax basis in its Certificate and its pro rata portion of each of the Underlying Securities of the Trust may be adjusted to reflect the accrual of market discount (if the Certificate Owner has elected to include such discount in income as it accrues), original issue discount and amortized bond premium, if any. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificate Owner realizing a taxable gain when its Certificates are sold or redeemed for an amount equal to its original cost. In addition, Certificate Owners must reduce the tax basis of its Certificates and their pro rata portion of the Underlying Securities of the Trust for their share of accrued interest received by the Trust, if any, on Underlying Securities delivered after the Certificate Owner pays for its certificates to the extent that such interest accrued on such Underlying Securities during the period from the Certificate Owner's settlement date to the date such Underlying Securities are delivered to the Trust and, consequently, such Certificate Owner may have an increase in taxable gain or reduction in capital loss upon the disposition of its Certificates or such Underlying Securities.

     For taxable years beginning after December 31, 1986 and before January 1, 1996, certain corporations may be subject to the environmental tax (the "Superfund Tax") imposed by Section 59A of the Code. Interest received from, and gains recognized from the disposition of, an Underlying Security by the Trust or the sale of Certificates by a Certificate Owner will be included by such corporations in the computation of the Superfund Tax. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively.

     The Revenue Reconciliation Act of 1993 (the "Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificate Owners are prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in the Certificates.

BACKUP WITHHOLDING

     Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the Certificate Owner fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

FOREIGN CERTIFICATE OWNERS

     To the extent that amounts paid to Certificate Owners that are not United States persons ("Foreign Certificate Owners") are treated as interest with respect to Underlying Securities issued after July 18, 1984, such amounts generally will not be subject to the annual 30% withholding tax, provided that such Foreign Certificate Owner fulfills certain certification requirements. Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address.

     A "United States person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under the laws of the U.S. or any political subdivision thereof, or an estate or trust the income of which is includible in gross income for U.S. Federal income tax purposes, regardless of its source.

PARTNERSHIP CERTIFICATES

     If the Trust is intended to be treated as a partnership for purposes of Federal income taxation, Federal Tax Counsel will so opine. The availability of any tax benefits of investing in Certificates depends upon the classification of the Trust as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes. Federal Tax Counsel's opinion regarding the status of the Trust as a partnership for federal income tax purposes is based on provisions of the Trust Agreement which (1) provide that the Trust will terminate upon the occurrence of certain events such as the insolvency or bankruptcy of the Depositor, (2) restrict the transferability of the Certificates, (3) impose personal liability on the Depositor for expenses and other liabilities of the Trust, (4) require that the Depositor will have a net worth sufficient to meet the net worth requirements set by the Service for the issuance of an advance ruling that an organization lacks the corporate characteristic of limited liability for federal income tax purposes, (5) restrict the number of Certificate

Owners and (6) restrict the transfer of Certificates on an "established securities market" as defined in Section 7704 of the Code.

     If the Trust were taxable as a corporation, it would be subject to federal income tax on any taxable income at regular corporate tax rates. Classification of the Trust as a corporation would result in a substantial reduction in (or elimination of) after-tax yield and cash flow to an Owner of a Certificates with respect to its Certificate.

     Final regulations have been issued that provide an anti-abuse rule under Subchapter K of Chapter 1 of the Code. These regulations authorize the Service, based upon all of the facts and circumstances, to recast a transaction involving a partnership as appropriate to reflect the underlying economic arrangement or to prevent the circumvention of other provisions of the Code. This authority to recast a transaction includes, but is not limited to, disregarding and reallocating allocations of the partnership's items of income, gain, loss, deductions, or credits. It cannot be predicted whether the Service will asset that such a rule would apply to recast the Federal income tax treatment of either the Trust of the Certificates. Holders should consult their own tax advisers in this regard.

     The Service has recently issued proposed Treasury Regulations Section 1.7701-1 through 1.7701-3 which simplifies the regulations relating to the classification of unincorporated business organizations, including entities such as the Trust, as partnerships and corporations for federal income tax purposes and is seeking public comments on the proposed regulations. At this time, the Service has not yet finalized the proposed regulations and it is unclear when they will be finalized and the form such final regulations may take. Accordingly, although the ultimate effect of such regulations cannot be predicted, it is not believed that any such simplifying regulations should adversely affect the classification of the Trust as a partnership. Investors should consult their own tax advisors in this regard.

PARTNERSHIP TAXATION

     As a partnership, the Trust will not be subject to Federal income tax, but each Certificate Owner will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. Each Certificate Owner will be required to take into account in computing such Certificate Owner's federal income tax liability its share of items of Trust income, gains, losses, deductions and credits for the tax year of the Trust ending within or with the tax year of such Certificate Owner, without regard to whether there are distributions from the Trust. A Certificate Owner's distributive share of Trust income, expense, gain, loss or credit will be determined in accordance with the Trust Agreement. All or a portion of any allocated expenses (to the extent not otherwise disallowed under the Code) may be treated as investment expenses subject to limitations on deductibility of miscellaneous itemized deductions that do not exceed two percent of their adjusted gross income in the case of Certificate Owners who are individuals, estates or trusts.

     A Certificate Owner's ability to recognize its distributive share of expenses or losses, if any, may be subject to limitation under the Code (for example, a Certificate Owner's distributive share of Trust loss, including capital loss, may be allowed only to the extent of such Certificate Owner's adjusted basis in its Certificate). A Certificate Owner should consult its tax advisors in this regard.

     Any cash distributions by the Trust to a Certificate Owner will constitute
(i) first, a return of capital to the extent of such Certificate Owner's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificate Owner's Certificate. See "Disposition of Certificates" below.

DISCOUNT AND PREMIUM

     It is believed that the Underlying Securities were not issued with OID and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Underlying Securities may be greater or less than the remaining principal balance of the Underlying Securities at the time of purchase. If so, the Underlying Securities will have been acquired at a premium or discount, as the case may be. Moreover, to the extent a deemed termination of the Trust occurs as discussed below, it is possible that discount or premium will be created, depending on the value of the Underlying Securities at such time.

     The amortization of bond premium and accrual of market discount are discussed above under "Bond Premium" and "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests." For purposes of this discussion, the Partnership will be considered the Certificate Owner.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Underlying Securities would be a taxable event to the Trust, which may result in Federal income tax consequences to Certificate Owners.

TAX CONSEQUENCES OF OTHER ASSETS HELD BY TRUST

     The manner in which income with respect to the other assets of the Trust should be accrued will depend on the nature of those assets.

     [Discuss specific tax consequences of other assets.]

SECTION 708 TERMINATION

     Under Section 708 of the Code, the Trust will be deemed to terminate for Federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a twelve-month period. Were such a termination to occur, the Trust would be considered to have distributed its assets to the partners, the Certificate Owners, who would then be treated as having recontributed those assets to the Trust, as a new partnership.

DISPOSITION OF CERTIFICATES

     Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificate Owner's tax basis in a Certificate will generally equal its cost increased by his share of Trust income includible in his income (including for the taxable year of sale) and decreased by any distributions received with respect to such Certificate. In addition, both his tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     "The Revenue Reconciliation Act of 1993" (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28 percent maximum stated rate. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Prospective Certificate Owners should consult with their tax advisors regarding the potential effect of this provision with respect to any gains recognized on their investment in Certificates.

     In general, the transfer of interests in the Trust should not affect Certificate Owners other than those disposing of or acquiring a Certificate. However, under the partnership rules, as described above, a transfer during a twelve-month period of 50% or more of the total interests in the partnership capital and profits will result for Federal income tax purposes in a termination and reconstitution of the Trust, with the result that the Trust's basis in the Underlying Securities and Deposited Assets will equal the aggregate of the Certificate Owner's basis in their Certificates. Upon the subsequent receipt of principal payments on the Underlying Securities or the sale or redemption of the Underlying Securities, this rule may result in the recognition of gain or loss by a Certificate Owner in advance of the sale or redemption of its Certificate.

     On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Underlying Securities that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements.

ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES

     In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month allocable to a particular class of Certificates will be apportioned among holders of such Certificates in proportion to the principal amount of such Certificates owned by them as of the first business day following the end of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If such a convention is not allowed (or only applies to transfers of less than all of a Certificate Owner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Trustee is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

SECTION 754 ELECTION

     In the event that a Certificate Owner sells its Certificates at a profit
(loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

ADMINISTRATIVE MATTERS

     The Trustee is required to keep complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis. The Trustee will file a partnership information return (Service Form 1065) with the Service for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the Service on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties, unless the holder notifies the Service of all such inconsistencies.

     Under Code Section 6031, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is not a United States person, a tax-exempt entity, or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

     The Depositor, as the tax matters partner, will be responsible for representing the Certificate Owners in any dispute with the Service. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income (or loss) of the Trust.

TAX CONSEQUENCES TO FOREIGN CERTIFICATE OWNERS

     It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. [Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust expects to withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificate Owners pursuant to Code Section 1446, as if such income were effectively connected to U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's nonforeign status, the Trust may rely on Form W-8, Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.]

     [Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the Service and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the Service a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. The Trust will cooperate in any such refund claim if it can do so without incurring any out-of-pocket cost. No assurance can be given as to whether any such refund claim would be granted.]

     [The foregoing summary will be modified, as necessary, to reflect differences caused by the precise nature of the Deposited Assets relating to a given Series of Certificates.]


                        [CERTAIN STATE TAX CONSEQUENCES

     [Describe any applicable state tax consequences that may arise, including as a result of the specific nature of the Deposited Assets relating to a given Series of Certificates or the degree of servicing required with respect to such Deposited Assets.]]

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(I) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan"). Moreover, based on the reasoning of the United States Supreme Court's decision in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S.Ct. 517 (1993), an insurance company investing assets in its general account might be treated as a Plan on the grounds that such an investor may be investing assets of an employee benefit plan subject to ERISA.

     In accordance with ERISA's general fiduciary standards, before investing in a Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

     An investment in Certificates by a Plan might result in the assets of the Trust being deemed to constitute Plan assets, which in turn might mean that certain aspects of such investment, including the operation of the Trust, might be prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the United States Department of Labor ("DOL") regulations (the

"Regulation"), a Plan's assets may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquired a Certificate of a particular class, for certain purposes (including the prohibited transaction provisions) the Plan would be considered to own its share of the underlying assets of the Trust unless (1) such Certificate is a "publicly-offered security" or (2) equity participation in such class by benefit plan investors is not "significant."

     A publicly-offered security is a security that is (1) freely transferable,
(2) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering and (3) either is (A) part of a class of securities registered under
Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as a part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. The Depositor does not anticipate that the Certificates of any class will be considered publicly-offered securities within the meaning of the Regulation.

     Participation by benefit plan investors in any class of Certificates would not be significant if immediately after the most recent acquisition of Certificates of such class, whether or not from the Depositor or an Agent or Underwriter, less than 25 percent of the value of such class were held by benefit plan investors, which are defined as Plans and employee benefit plans not subject to ERISA (for example, governmental plans). There can be no assurance that less than 25 percent of the value of any given class of Certificates will be held by benefit plan investors.

     If assets of the Trust were deemed to be Plan assets, certain transactions involving the Trust, including the acquisition of the Certificates themselves by a Plan, could be prohibited transactions. If, for example, an obligor with respect to any of the Deposited Assets, or any of such obligor's affiliates, were a party in interest or disqualified person with respect to an acquiring Plan, the acquisition of the Certificate could be construed as a prohibited indirect loan from the Plan to the obligor. Any such prohibited transaction could be treated as exempt under ERISA and the Code if the Certificates were acquired pursuant to and in accordance with one or more "class exemptions" issued by the DOL, such as Prohibited Transaction Class Exemption ("PTCE") 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager), PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds), PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts) or PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts).

     Certificates will not be sold to any Plan unless such Plan represents that the acquisition of a Certificate would not be prohibited under ERISA and the Code because an exemption is applicable to the acquisition and holding of the Certificates and the activities of the Trust.

To the extent an insurance company invests assets treated as assets of a Plan, it will be required to make the foregoing representation as a condition to the acquisition of a Certificate. Alternatively, if the Depositor is able to confirm the existence of at least 100 independent purchasers of a class, the foregoing representation will not be a condition to acquisition of Certificates of such class.

     Any Plan or insurance company investing assets of its general account proposing to acquire Certificates should consult with its counsel.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Depositor as agreed to sell and [Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] [each of the Underwriters named below, including Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the [Certificates] [the principal amount of each class of Certificates set forth below opposite its name].

                                 Class [ ]  Class [ ]  Class [ ]
Morgan Keegan & Company, Inc...  $          $          $
                                 ---------  ---------  ---------
     Total.....................  $          $          $
                                 =========  =========  =========

[Morgan Keegan & Company, Inc. has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Depositor has been advised by the Underwriter[s] that [it] [they] propose[s] to offer the Certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor, and the participation by Morgan Keegan & Company, Inc. in the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                    RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Corporation ("Standard & Poor's")] [Moody's Investors Service, Inc. ("Moody's")] [Fitch Investors Service, L.P. ("Fitch")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")] (the "Rating [Agency] [Agencies]").
The ratings address the likelihood of the receipt by the Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of the Certificateholders of each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Depositor has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].

                                 LEGAL OPINIONS

     Certain legal matters relating to the Certificates will be passed upon for the Depositor and the Underwriter[s] by Chapman and Cutler, Chicago, Illinois.

================================================================================



     No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.



                                --------------



                               TABLE OF CONTENTS


                             PROSPECTUS SUPPLEMENT
                                                                            Page
Summary of Principal Economic Terms .......................................
Summary of Prospectus Supplement ..........................................
Formation of the Trust ....................................................
Risk Factors ..............................................................
Description of the Deposited Assets .......................................
[Description of Credit Support] ...........................................
Yield on the Certificates .................................................
Description of the Certificates ...........................................
Description of the Trust Agreement ........................................
Certain Legal Aspects of the Deposited Assets .............................
Certain Federal Income Tax Consequences ...................................
Certain State Tax Consequences ............................................
ERISA Considerations ......................................................
Plan of Distribution ......................................................
Ratings ...................................................................
Legal Opinions ............................................................


                                  PROSPECTUS

Prospectus Supplement .....................................................
Available Information .....................................................
Incorporation of Certain Information by Reference .........................
Reports to Certificateholders .............................................
Risk Factors ..............................................................
The Depositor .............................................................
Use of Proceeds ...........................................................
Formation of the Trust ....................................................
Maturity and Yield Considerations .........................................
Description of Certificates ...............................................
Description of Deposited Assets and Credit Support ........................
Description of the Trust Agreement ........................................
Plan of Distribution ......................................................
Legal Opinions ............................................................



                                --------------



     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



================================================================================


















================================================================================





                                 $___________





                             SOUTHPOINT STRUCTURED
                                 ASSETS, INC.





                        TRUST CERTIFICATES, SERIES ___





                             ---------------------

                             PROSPECTUS SUPPLEMENT

                             ---------------------





                                 [UNDERWRITER]





                                _________, 199_





===============================================================================

                 SUBJECT TO COMPLETION DATED ___________, 1996

                                  PROSPECTUS
                      MORTGAGE PASS-THROUGH CERTIFICATES
                             (ISSUABLE IN SERIES)

                      SOUTHPOINT STRUCTURED ASSETS, INC.
                                   DEPOSITOR

     The Mortgage Pass-Through Certificates (the "Certificates") offered hereby may be sold from time to time in series and in one or more classes within each such series, as described in the related Prospectus Supplement. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by Southpoint Structured Assets, Inc. (the "Depositor") or any other entity specified in the related Prospectus Supplement, in a trust fund consisting primarily of a segregated pool of Fannie Mae Securities, Freddie Mac Securities or Ginnie Mae Securities (the "Agency Securities") or Private Mortgage-Backed Securities (such securities, together with the Agency Securities, the "Underlying Securities"). See "The Trust Funds."

     The Underlying Securities and certain other assets described herein under "The Trust Funds" and in the related Prospectus Supplement will be held in trust (collectively, a "Trust Fund") for the benefit of the holders of the related series of Certificates pursuant to a trust agreement (each, a "Trust Agreement") among the Depositor, the certificate administrator, if any (the "Certificate Administrator") and the trustee (the "Trustee") named in the Prospectus Supplement as described herein under "The Trust Funds" and in the related Prospectus Supplement. Each Trust Fund will consist of one or more types of the various types of Underlying Securities described under "The Trust Funds." Information regarding each class of Certificates of a series, and the general characteristics of the Underlying Securities to be evidenced by such Certificates, will be set forth in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include any one or any combination of a letter of credit, reserve fund, surety bond or other form of credit support. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination. See "Description of Credit Enhancement."

     Each series of Certificates will include one or more classes. Each class of Certificates of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the Certificates, to receive a specified portion of payments of principal or interest (or both) on the Underlying Securities in the related Trust Fund in the manner described herein and in the related Prospectus Supplement. See "Description of the Certificates--Distributions." A series may include one or more classes of Certificates entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of Certificates which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

     FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE CERTIFICATES, SEE "RISK FACTORS" COMMENCING HEREIN ON PAGE 1.

     One or more separate elections may be made to treat a Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Prospectus Supplement for a series of Certificates will specify which class or classes of the related series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC, if applicable. See "Certain Federal Income Tax Consequences."

     Proceeds of the Underlying Securities in the Trust Fund are the sole source of payments on the Certificates. The Certificates do not represent an interest in or obligation of the Depositor, the Certificate Administrator or any of their affiliates. neither the Certificates nor the Underlying Securities will be guaranteed or insured by any governmental agency or instrumentality (except in the case of Ginnie Mae Securities) or by the Depositor, the Certificate Administrator or any of their affiliates.

                             _____________________

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             _____________________

     Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as described under "Plan of Distribution" and in the related Prospectus Supplement. Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

     The date of this Prospectus is ____________, 1996.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such series: (a) the specific designation and aggregate principal amount, (b) the number of Classes of such series and, with respect to each class of such series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (c) certain information concerning the type, characteristics and specifications of the Underlying Securities and any credit enhancement for such series or class, (d) the relative rights and priorities of each such Class (including the method for allocating collections from the Underlying Securities to the Certificateholders of each class and the relative ranking of the claims of the Certificateholders of each class to such Underlying Securities), (e) the name of the Trustee and the Certificate Administrator, if any, for such Series, (f) the Pass-Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof, (g) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (h) the date of issue, (i) the scheduled final Distribution Date, if applicable, (j) the offering price, (k) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Certificates of each such series or class.

                             AVAILABLE INFORMATION

     The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the Depositor can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Depositor does not intend to send any financial reports to Certificateholders.

     The Depositor has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

     Copies of Ginnie Mae's information statement and annual report can be obtained by writing or calling the United States Department of Housing and Urban Development, 451-7th

Street S.W., Room 6210, Washington, D.C. 20410-9000 (202-708-3649). Copies of
Freddie Mac's most recent offering circular for Freddie Mac Certificates, Freddie Mac's information statement and most recent supplement to such information statement and any quarterly report made available by Freddie Mac can be obtained by writing or calling the Investor Relations Department of Freddie Mac at Post Office Box 4112, Reston, Virginia 22090 (outside the Washington, D.C. metropolitan area, telephone 800-424-5401, ext. 8160; within the Washington, D.C. metropolitan area, telephone 703-759-8160). Copies of Fannie Mae's most recent prospectus for Fannie Mae Certificates and Fannie Mae's annual report and quarterly financial statements, as well as other financial information, are available from the Director of Investor Relations of Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-537-7115). The Depositor does not, and will not, participate in the preparation of Ginnie Mae's information statements or annual reports, Freddie Mac's offering circulars, information statements or any supplements thereto or any of its quarterly reports or Fannie Mae's prospectuses or any of its reports, financial statements or other information and, accordingly, makes no representations as to the accuracy or completeness of the information set forth therein.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     All documents filed by the Depositor pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the President of Southpoint Structured Assets, Inc., at its principal executive office located at 50 North Front Street, Memphis, Tennessee 38103. Telephone requests for such copies should be directed to the President of Southpoint Structured Assets, Inc. at (901) 524-4100.

                         REPORTS TO CERTIFICATEHOLDERS

     Unaudited reports which contain information concerning the Trust Fund for a series of Certificates will be sent by the Certificate Administrator or the Trustee to each holder of record of the Certificates of the related Series on each Distribution Date. See "Description of the Certificates--Reports to Certificateholders." The Depositor will file with the Commission such periodic reports with respect to the Trust Fund for a series of

Certificates as are required under the Exchange Act, and the rules and regulations of the Commission thereunder.

                               TABLE OF CONTENTS

HEADING                                                           PAGE
PROSPECTUS SUPPLEMENT................................................i

AVAILABLE INFORMATION................................................i

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE...................ii

REPORTS TO CERTIFICATEHOLDERS.......................................ii

RISK FACTORS.........................................................1

THE TRUST FUNDS......................................................3

   General...........................................................3
   The Agency Securities.............................................4
   Private Mortgage-Backed Securities................................6

DESCRIPTION OF THE CERTIFICATES......................................7

   General...........................................................7
   Form of Certificates..............................................8
   Assignment of Agency Securities..................................10
   Assignment of Private Mortgage-Backed Securities.................10
   Payments on Underlying Securities................................10
   Collection of Payments on Underlying Securities..................11
   Distributions of Principal and Interest on the Certificates......11
   Optional Redemption of Certificates..............................13
   Reports to Certificateholders....................................13

DESCRIPTION OF CREDIT ENHANCEMENT...................................14

   General..........................................................14
   Subordination....................................................14
   Letters of Credit................................................15
   Reserve Funds....................................................16
   Surety Bonds.....................................................16
   Maintenance of Credit Enhancement................................16
   Reduction or Substitution of Credit Enhancement..................17

THE DEPOSITOR.......................................................18

THE TRUST AGREEMENT.................................................18

   Administration...................................................18
   Events of Default................................................18
   Rights upon Event of Default.....................................19
   Amendment........................................................19
   Termination; Retirement of Certificates..........................20
   The Trustee......................................................21

MATURITY AND YIELD CONSIDERATIONS...................................22

LEGAL INVESTMENT MATTERS............................................24

USE OF PROCEEDS.....................................................25

PLAN OF DISTRIBUTION................................................26

LEGAL MATTERS.......................................................27

FINANCIAL INFORMATION...............................................27

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

     Limited Liquidity. There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates of any series. The Prospectus Supplement for any series of Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Certificates, however no underwriter will be obligated to do so.

     Yield and Prepayment Considerations. The yield to maturity of the Certificates of each series will depend on the rate and timing of principal payments on the Mortgage Loans underlying the Underlying Securities and the price paid by Certificateholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Underlying Securities. The yield to maturity on Strip Certificates will be extremely sensitive to the rate of prepayments on the related Underlying Securities. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate that fluctuates inversely with an index or certain other classes, may be relatively more sensitive to the rate of prepayment on the related Underlying Securities than other classes of Certificates. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Maturity and Yield Considerations."

     Limited Obligations. The Certificates will not represent an interest in or obligation of the Depositor, the Certificate Administrator or any of their affiliates. Neither the Certificates nor the Underlying Securities will be guaranteed or insured by any governmental agency or instrumentality (except in the case of Ginnie Mae Securities), or by the Depositor, the Certificate Administrator or any of their affiliates. Proceeds of the assets included in the related Trust Fund (including the Underlying Securities and any form of credit enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Depositor, the Certificate Administrator or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

     Limitations, Reduction and Substitution of Credit Enhancement. With respect to each series of Certificates, credit enhancement may be provided in limited amounts to cover certain types of losses on the underlying Underlying Securities. Credit enhancement will be provided in one or more of the forms referred to herein, including, but not limited to: subordination of other classes of Certificates of the same series; a Letter of Credit; a Reserve Fund; a Surety Bond; or any combination thereof. See "Subordination" and "Description of Credit Enhancement" herein. Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, such credit enhancement may provide only very limited coverage as to certain types of losses or risks, and may provide no coverage as to certain other types of losses or risks. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of related Certificates (or certain classes thereof). The Certificate Administrator will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of Certificates, if each Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any series of Certificates by any Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Underlying Securities in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Trustee, the Certificate Administrator nor any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any series of Certificates. See "Description of Credit Enhancement--Reduction or Substitution of Credit Enhancement."

     Tax Considerations. The Federal income tax consequences of the purchase, ownership and disposition of the Certificates and the tax treatment of the Trust will depend on the specific terms of the Certificates, the Trust, any credit enhancement and Underlying Securities. See the description under "Certain Federal Income Tax Considerations" in the related Prospectus Supplement.

     Ratings of the Certificates. At the time of issue, the Certificates of any given series (or each Class of such series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any series of Certificates is based primarily on the related Underlying Securities and any credit enhancement and the relative priorities of the Certificateholders of such series to receive collections from, and to assert claims against, the Trust with respect to such Underlying Securities and any credit enhancement. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any class or classes of a given series of Certificates may not be offered pursuant to this Prospectus, in which case such class or classes may or may not be rated in an investment grade category by a Rating Agency.

     Book-Entry Certificates. Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Book-Entry Certificates deposited with, or on behalf of, the Depository Trust Company ("DTC") and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Certificateholders indirectly through DTC and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in DTC's system, or to otherwise act with respect to such Certificte, may be limited. See "Description of Certificates--Form of Certificates" and any further description contained in the related Prospectus Supplement.

     The Prospectus Supplement for each series of Certificates will set forth information regarding additional risk factors, if any, applicable to such series (and each class within such series).

                                THE TRUST FUNDS

GENERAL

     A Trust Fund for a series of Certificates may include assets that consist of (i) Agency Securities which are mortgage pass-through certificates (a) guaranteed and/or issued by the Government National Mortgage Association ("Ginnie Mae" and such securities, "Ginnie Mae Securities"), (b) issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac" and such securities, "Freddie Mac Securities") or (c) issued by the Federal National Mortgage Association ("Fannie Mae" and such securities, "Fannie Mae Securities"), (ii) Private Mortgage-Backed Securities which are mortgage pass-through certificates issued by a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or Federal government, or a limited purpose corporation organized for the purpose of, among other things, acquiring and selling mortgage loans to such trusts, and selling beneficial interests therein ("PMBS Issuer" and such securities "Private Mortgage-Backed Securities"; Agency Securities and Private Mortgage Backed Securities are collectively referred to herein as the "Underlying Securities"), (iii) the amounts required to be held from time to time in a trust account (the "Certificate Account"), into which payments in respect of the Underlying Securities may be deposited, maintained by the Trustee or the Certificate Administrator, as the case may be, pursuant to the Trust Agreement and (iv) if so specified in the related Prospectus Supplement, one or more other cash accounts, insurance policies or other forms of credit enhancement with respect to the Certificates, the Underlying Securities or all or any part of the Trust Fund, required to be maintained pursuant to the related Trust Agreement. See "Description of Credit Enhancement."

     Each Certificate will evidence the interest specified in the related Prospectus Supplement in a Trust Fund, containing a pool of Underlying Securities (an "Underlying Securities Pool") having the aggregate principal balance as of the date (the "Cut-off Date") specified in the related Prospectus Supplement. Certificateholders of a series will have interests only in such Underlying Securities Pool and will have no interest in the Underlying Securities Pool created with respect to any other series of Certificates.

     The related Prospectus Supplement may identify a Certificate Administrator for the Trust Fund. The related Prospectus Supplement will identify an entity that will serve as trustee (the "Trustee") for a series of Certificates.

     The following is a brief description of the Underlying Securities expected to be included in the Trust Funds. If specific information respecting the Underlying Securities is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described below will be provided in the Prospectus Supplement, and specific information will be set forth in a Current Report on Form 8-K (a "Form 8-K") to be filed with the Securities and Exchange Commission (the "Commission") within fifteen days after the initial issuance of such Certificates. A copy of the Trust Agreement, as applicable, with respect to each series will be an exhibit to the Form 8-K. A schedule of Underlying Securities will be an exhibit to the related Trust Agreement.

THE AGENCY SECURITIES

     Government National Mortgage Association. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within HUD. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates representing interests in a pool of mortgages (i) insured by the FHA, under the Housing Act or under Title V of the Housing Act of 1949, or (ii) partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, Ginnie Mae may, under Section 306(d) of the Housing Act, borrow from the United States Treasury an amount that is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee. See "Additional Information" for the availability of further information regarding Ginnie Mae and Ginnie Mae Securities.

     Ginnie Mae Securities. Unless otherwise specified in the related Prospectus Supplement, each Ginnie Mae Security relating to a series (which may be a "Ginnie Mae I Certificate" or a "Ginnie Mae II Certificate" as referred to by Ginnie Mae) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae, except with respect to any stripped mortgage backed securities guaranteed by Ginnie Mae or any REMIC securities issued by Ginnie Mae. The characteristics of any Ginnie Mae Securities included in the Trust Fund for a series of Certificates will be set forth in the related Prospectus Supplement.

     Federal Home Loan Mortgage Corporation. Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "Freddie Mac Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of purchasing first-lien, conventional, residential mortgage loans or participation interests in such mortgage loans and reselling the mortgage loans so purchased in the form of guaranteed mortgage securities, primarily Freddie Mac Securities. In 1981, Freddie Mac initiated its Home Mortgage Guaranty Program under which it purchases mortgage loans from sellers with Freddie Mac Securities representing interests in the mortgage loans so purchased. All mortgage loans purchased by Freddie Mac must meet certain standards set forth in the Freddie Mac Act. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality and type as to meet generally the purchase standards imposed by private institutional mortgage investors. See "Additional Information" for the availability of further information regarding Freddie Mac and Freddie Mac Securities. Neither the United States nor any agency thereof is obligated to finance Freddie Mac's operations or to assist Freddie Mac in any other manner.

     Freddie Mac Securities. Unless otherwise specified in the related Prospectus Supplement, each Freddie Mac Security relating to a series will represent an undivided interest in a pool of mortgage loans that typically consists of conventional loans (but may include FHA Loans and VA Loans) purchased by Freddie Mac, except with respect to any stripped mortgage backed securities issued by Freddie Mac. Each such pool will consist of mortgage loans
(i) substantially all of which are secured by one- to four-family residential properties or (ii) if specified in the related Prospectus Supplement, are secured by five or more family residential properties. The characteristics of any Freddie Mac Securities included in the Trust Fund for a series of Certificates will be set forth in the related Prospectus Supplement.

     Federal National Mortgage Association. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C. (S)(S) 1716 et seq.). It is the nation's largest supplier of residential mortgage funds. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. See "Additional Information" for the availability of further information respecting Fannie Mae and Fannie Mae Securities. Although the Secretary of the Treasury of the United States has authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner.

     Fannie Mae Securities. Unless otherwise specified in the related Prospectus Supplement, each Fannie Mae Security relating to a series will represent a fractional undivided interest in a pool of mortgage loans formed by Fannie Mae, except with respect to any stripped mortgage backed securities issued by Fannie Mae. Mortgage loans underlying Fannie Mae Securities will consist of (i) fixed, variable or adjustable rate conventional mortgage loans or
(ii) fixed-rate FHA Loans or VA Loans. Such mortgage loans may be secured by either one- to four-family or multi-family residential properties. The characteristics of any Fannie Mae Securities included in the Trust Fund for a series of Certificates will be set forth in the related Prospectus Supplement.

PRIVATE MORTGAGE-BACKED SECURITIES

     General. Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates, evidencing an undivided interest in a pool of mortgage loans, (b) collateralized mortgage obligations secured by mortgage loans or (c) pass-through certificates representing beneficial interests in Agency Securities. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PMBS Agreement"). The seller/servicer of the underlying mortgage loans will have entered into the PMBS Agreement with the trustee under such PMBS Agreement (the "PMBS Trustee"). The PMBS Trustee or its agent, or a custodian, will possess the mortgage loans underlying such Private Mortgage-Backed Security. Mortgage loans underlying a Private Mortgage-Backed Security will be serviced by a servicer (the "PMBS Servicer") directly or by one or more subservicers who may be subject to the supervision of the PMBS Servicer. The PMBS Servicer will be a Fannie Mae-or Freddie Mac-approved servicer and, if FHA mortgage loans underlie the Private Mortgage-Backed Securities, approved by HUD as an FHA mortgagee.

     The issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts, and selling beneficial interests in such trusts. If so specified in the Prospectus Supplement, the PMBS Issuer may be the Depositor or an affiliate of the Depositor. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the mortgage loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Credit Support Relating to Private Mortgage-Backed Securities. Credit support in the form of reserve funds, subordination of other private mortgage certificates issued under the

PMBS Agreement, over-collateralization, letters of credit, insurance policies or other types of credit support may be provided with respect to the mortgage loans underlying the Private Mortgage-Backed Securities or with respect to the Private Mortgage-Backed Securities themselves. The type, characteristics and amount of credit support, if any, will be a function of certain characteristics of the mortgage loans and other factors and will have been established for the Private Mortgage-Backed Securities on the basis of requirements of the rating agencies which initially assigned a rating to the Private Mortgage-Backed Securities.

     Additional Information. The Prospectus Supplement for a Series for which the Trust Fund includes Private Mortgage-Backed Securities will specify (i) the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the Trust Fund, (ii) certain characteristics of the mortgage loans which comprise the underlying assets for the Private Mortgage-Backed Securities including (A) the payment features of such mortgage loans (i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (B) the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the mortgage loans, and (D) the minimum and maximum stated maturities of the underlying mortgage loans at origination, (iii) the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities, (iv) the weighted average term-to-stated maturity of the Private Mortgage-Backed Securities, (v) the pass-through or certificate rate or ranges thereof for the Private Mortgage-Backed Securities, (vi) the weighted average pass-through or certificate rate of the Private Mortgage-Backed Securities, (vii) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities, (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, letters of credit or guarantees relating to the mortgage loans underlying the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves, (ix) the terms on which the underlying mortgage loans for such Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities and (x) the terms on which mortgage loans may be substituted for those originally underlying the Private Mortgage-Backed Securities.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued in series. Each series of Certificates (or, in certain instances, two or more series of Certificates) will be issued pursuant to a Trust Agreement, similar to one of the forms filed as an exhibit to the Registration Statement of which this Prospectus is a part. Each Trust Agreement will be filed with the Commission as an exhibit to a Form 8-K. The following summaries (together with additional summaries under "The Trust Agreement" below) describe certain provisions relating to the Certificates common to each Trust Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Trust Agreement for each Trust Fund and the related Prospectus Supplement.

     Each series of Certificates may consist of any one or a combination of the following: (i) a single class of Certificates; (ii) two or more classes of Certificates, one or more classes of which may be Senior Certificates that are senior in right of payment to any class or classes of Mezzanine Certificates and to any other class or classes of Subordinate Certificates, and as to which certain classes of Senior Certificates may be senior to other classes of Senior Certificates, as described in the respective Prospectus Supplement (any such series, a "Senior/Subordinate Series"); (iii) one or more classes of Strip Certificates which will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions;
(iv) two or more classes of Certificates which differ as to the timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including "planned amortization classes" and "targeted amortization classes"), or on the basis of collections from designated portions of the Underlying Securities, which series may include one or more classes of Accrual Certificates with respect to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof on each Distribution Date for the period described in the related Prospectus Supplement; or (v) other types of classes of Certificates, as described in the related Prospectus Supplement. Credit support for each series of Certificates may be provided by a Letter of Credit, Reserve Fund or other credit enhancement as described under "Description of Credit Enhancement," or by the subordination of one or more classes of Certificates as described under "Subordination" or by any combination of the foregoing.

FORM OF CERTIFICATES

     As specified in the related Prospectus Supplement, the Certificates of each series will be issued either as physical certificates or in book-entry form. If issued as physical certificates, the Certificates will be in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the person appointed under the related Trust Agreement to register the Certificates (the "Certificate Registrar"). No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term "Certificateholder" as used herein refers to the entity whose name appears on the records of the Certificate Registrar (or, if applicable, a transfer agent) as the registered holder thereof, except as otherwise indicated in the related Prospectus Supplement.

     If issued in book-entry form, specified classes of a series of Certificates will be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"). As to any such class of Certificates so issued ("Book-Entry Certificates"), the record holder of such Certificates will be DTC's nominee.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.

     Unless otherwise specified in the related Prospectus Supplement, no person acquiring an interest in any Book-Entry Certificate (each such person, a "Beneficial Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained or
(ii) the Depositor elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, Beneficial Owners will not be recognized by the Trustee, or the Certificate Administrator as holders of the related Certificates for purposes of the Trust Agreement, and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Indirect Participants. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in Book-Entry Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participants and, if applicable, Indirect Participants. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any Book-Entry Certificates will be required to be made in minimum denominations specified in the related Prospectus Supplement. The ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such Certificates, may be limited because of the lack of physical certificates evidencing such Certificates and because DTC may act only on behalf of Participants.

     Distributions in respect of the Book-Entry Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect Participants. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry Certificates under the Trust Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions. None of the Depositor, the Certificate Administrator, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ASSIGNMENT OF AGENCY SECURITIES

     The Depositor will transfer, convey and assign to the Trustee or its nominee all right, title and interest of the Depositor in the Underlying Securities and other property to be included in the Trust Fund for a series. Such assignment will include all principal and interest due on or with respect to the Underlying Securities after the Cut-off Date specified in the related Prospectus Supplement (except for any Spread). The Depositor will cause the Underlying Securities to be registered in the name of the Trustee or its nominee, and the Trustee will concurrently authenticate and deliver the Certificates. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Agency Security. Each Agency Security will be identified in a schedule appearing as an exhibit to the related Trust Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date; the annual pass-through rate or interest rate for each Agency Security conveyed to the Trustee.

ASSIGNMENT OF PRIVATE MORTGAGE-BACKED SECURITIES

     The Depositor will cause Private Mortgage-Backed Securities to be registered in the name of the Trustee (or its nominee or correspondent). The Trustee (or its agent or correspondent) will have possession of any certificated Private Mortgage-Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. See "The Trust Funds--Private Mortgage-Backed Securities" herein. Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related Trust Agreement (the "Mortgage Certificate Schedule"), which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Mortgage-Backed Security conveyed to the Trustee.

PAYMENTS ON UNDERLYING SECURITIES

     The Trustee or the Certificate Administrator, if any, will, as to each series of Certificates, establish and maintain in trust the Certificate Account which will be a separate account that may be interest bearing or non-interest bearing in the name of the Trustee, maintained with a depository institution and in a manner acceptable to each Rating Agency. If permitted by each such Rating Agency, a Certificate Account may contain funds relating to one or more series of Certificates.

     Amounts held in the Certificate Account may be invested in Permitted Investments. In addition, if so stated in such Prospectus Supplement, one or more other trust accounts, including any Reserve Funds, will be established into which cash, certificates of deposit or letters of credit, or a combination thereof, will be deposited by the Depositor, if such assets are required to make timely distributions with respect to the Certificates of a series, are required as a condition to the rating of such Certificates or are required in order to provide for certain contingencies as described in the related Prospectus Supplement.

     The Certificate Account must be either (i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any Rating Agency that rated any Certificates of the related series not less than a specified level comparable to the rating category of such Certificates,
(ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Certificateholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained, account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt, (iii) in the case of the Certificate Account, a trust account or accounts maintained with the Trustee or (iv) such other account or accounts acceptable to any applicable Rating Agency (an "Eligible Account"). The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments, which are generally limited to United States government securities and other investments that are rated, at the time of acquisition, in one of the categories permitted by the related Trust Agreement ("Permitted Investments").


COLLECTION OF PAYMENTS ON UNDERLYING SECURITIES

     The Trustee or the Certificate Administrator, as specified in the related Prospectus Supplement, will deposit in the Certificate Account all payments on the Underlying Securities as they are received after the Cut-off Date. If the Trustee has not received a distribution with respect to any Underlying Security by the second business day after the date on which such distribution was due and payable, the Trustee will request the issuer or guarantor, if any, of such Underlying Security to make such payment as promptly as possible and legally permitted. The Trustee may take such legal action against such issuer or guarantor as the Trustee deems appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the Trustee in connection with the prosecution of such legal action will be reimbursable to the Trustee out of the proceeds of any such action and will be retained by the Trustee prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to the Certificateholders of the affected series. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to cover its projected legal fees and expenses, the Trustee will notify such Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by such Certificateholders.


DISTRIBUTIONS OF PRINCIPAL AND INTEREST ON THE CERTIFICATES

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on each class of Certificates entitled thereto will be made on the date set forth in the related Prospectus Supplement (the "Distribution Date") either by the Trustee or the Certificate Administrator acting on behalf of the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"). Such distributions will be made to the persons who are registered as the holders of such Certificates at the close of business on the last business day of the preceding month (the "Record Date"). Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, the Certificate Administrator or the Paying Agent, as the case may be, and the applicable Trust Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. The final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee specified in the notice to Certificateholders. Distributions will be made to each Certificateholder in accordance with such holder's Percentage Interest in a particular class. The "Percentage Interest" represented by a Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the aggregate initial amount or notional balance of all the Certificates of such class.

     The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Certificates will be described in the related Prospectus Supplement. Distributions of interest on each class of Certificates will be made prior to distributions of principal thereon. Each class of Certificates (other than certain classes of Strip Certificates) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more such Pass-Through Rates. The related Prospectus Supplement will specify the Pass-Through Rate or Rates for each class, or the initial Pass-Through Rate or Rates and the method for determining the Pass-Through Rate or Rates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     On each Distribution Date for a series of Certificates, the Trustee or the Certificate Administrator on behalf of the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Certificates, an amount equal to the Percentage Interest represented by the Certificate held by such holder multiplied by such class's Distribution Amount. The "Distribution Amount" for a class of Certificates for any Distribution Date will be the portion, if any, of the Principal Distribution Amount (as defined in the related Prospectus Supplement) allocable to such class for such Distribution Date, plus, if such class is entitled to payments of interest on such Distribution Date, one month's interest at the applicable Pass-Through Rate on the principal balance or notional amount of such class specified in the applicable Prospectus Supplement.

     In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Certificates or Subordinate Certificates) shall be set forth in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class unless otherwise set forth in the related Prospectus Supplement.

     On the date set forth in the related Prospectus Supplement (the "Determination Date"), the Trustee or the Certificate Administrator will determine the amounts of principal and interest which will be passed through to Certificateholders on the succeeding Distribution Date. Prior to the close of business on the business day succeeding each Determination Date, the Trustee or the Certificate Administrator, as applicable, will furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders by the Certificate Administrator on request) setting forth, among other things, the amount to be distributed on the next succeeding Distribution Date.


OPTIONAL REDEMPTION OF CERTIFICATES

     If so specified in the Prospectus Supplement relating to a series of Certificates, one or more classes of Certificates of any series may be redeemed in whole at such time and under the circumstances and at the redemption prices set forth in such Prospectus Supplement. See also "Description of the Trust Agreement--Termination; Retirement of Certificates."


REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the applicable Prospectus Supplement, on each Distribution Date, the Certificate Administrator will forward or cause to be forwarded to each Certificateholder of record a statement or statements with respect to the related Trust Fund setting forth the information described in the related Trust Agreement. Except as otherwise provided in the related Trust Agreement, such information generally will include the following (as applicable):

          (i) the amount, if any, of such distribution allocable to principal;

          (ii) the amount, if any, of such distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

          (iii) the aggregate unpaid principal balance of the Underlying Securities after giving effect to the distribution of principal on such Distribution Date;

          (iv) the outstanding principal balance or notional amount of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the balance of the Reserve Fund, if any, at the close of business on such Distribution Date; and

          (vi) the amount of coverage under any Letter of Credit, or other form of credit enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any credit enhancement substituted therefor.

     Each amount set forth pursuant to clause (i) and (ii) above will be expressed as a dollar amount per Single Certificate. As to a particular class of Certificates, a "Single Certificate" generally will evidence a Percentage Interest obtained by dividing $1,000 by the initial principal balance or notional balance of all the Certificates of such class, except as otherwise provided in the related Trust Agreement. In addition to the information described above, reports to Certificateholders will contain such other information as is set forth in the applicable Trust Agreement.

     In addition, within a reasonable period of time after the end of each calendar year, the Trustee or the Certificate Administrator, as applicable, will furnish a report to each person that was a holder of record any class of Certificates at any time during such calendar year. Such report will include information as to the aggregate of amounts reported pursuant to clauses (i) and
(ii) above for such calendar year or, in the event such person was a holder of record of a class of Certificates during a portion of such calendar year, for the applicable portion of such year.


                       DESCRIPTION OF CREDIT ENHANCEMENT

GENERAL

     Each Prospectus Supplement will include a description of (a) the amount payable under the credit enhancement arrangement, if any, provided with respect to a series, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions of any agreement relating to such credit support. Additionally, each such Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement.

     The descriptions of any insurance policies, bonds or other instruments described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which will be exhibits to the Form 8-K to be filed with the Commission in connection with the issuance of the related series of Certificates.


SUBORDINATION

     A Senior/Subordinate Series of Certificates will consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates, as set forth in the related Prospectus Supplement. Subordination of the Subordinate Certificates of any

Senior/Subordinate Series will generally provide some additional credit support to the Senior Certificateholders.

     With respect to any Senior/Subordinate Series, the total amount available for distribution on each Distribution Date, as well as the method for allocating such amount among the various classes of Certificates included in such series, will be described in the related Prospectus Supplement. Generally, with respect to any such series, the amount available for distribution will be allocated first to interest on the Senior Certificates and then to principal of the Senior Certificates up to the amounts described in the related Prospectus Supplement, prior to allocation of any amounts to the Subordinate Certificates.

     In the event any losses are realized during a given period on the Underlying Securities ("Realized Losses"), the rights of the Subordinate Certificateholders to receive distributions will be subordinate to the rights of the Senior Certificateholders. Realized Losses will be allocated to the Subordinate Certificates of the related series in the manner provided in the related Prospectus Supplement. Additional Realized Losses, if any, will be allocated to the Senior Certificates. If such series includes more than one class of Senior Certificates, such additional Realized Losses will be allocated either on a pro rata basis among all of the Senior Certificates in proportion to their respective outstanding principal balances or as otherwise provided in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, certain amounts otherwise payable on any Distribution Date to holders of Subordinate Certificates may be deposited into a Reserve Fund. Amounts held in any Reserve Fund may be applied as described under "Description of Credit Enhancement-- Reserve Funds" and in the related Prospectus Supplement.

     With respect to any Senior/Subordinate Series, the terms and provisions of the subordination may vary from those described above. Any such variation and any additional credit enhancement will be described in the related Prospectus Supplement.


LETTERS OF CREDIT

     If any component of credit enhancement as to any series of Certificates is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the Underlying Securities. The Letter of Credit Bank, the amount available under the Letter of Credit with respect to each component of credit enhancement, the expiration date of the Letter of Credit, and a more detailed description of the Letter of Credit will be specified in the related Prospectus Supplement. On or before each Distribution Date, the Letter of Credit Bank will be required to make certain payments after notification from the Trustee, to be deposited in the related Certificate Account with respect to the coverage provided thereby.

RESERVE FUNDS

     If so specified in the related Prospectus Supplement, the Depositor will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related Subordinate Certificates. Amounts in a Reserve Fund may be distributed to Certificateholders, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust Fund. A Reserve Fund may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Fund. However, to the extent that the Depositor, any affiliate thereof or any other entity has an interest in any Reserve Fund, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve Fund and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates.

     Amounts deposited in any Reserve Fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of the Certificate Administrator or any other person named in the related Prospectus Supplement.


SURETY BONDS

     If so specified in the related Prospectus Supplement, the Depositor may obtain one or more surety bonds (each, a "Surety Bond"), issued by insurers acceptable to the Rating Agency or Agencies rating the Certificates offered pursuant to such Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any surety bond will have the characteristics described in and will be subject to such limitations and exceptions as set forth in the related Prospectus Supplement.


MAINTENANCE OF CREDIT ENHANCEMENT

     If credit enhancement has been obtained for a series of Certificates, the Trustee or the Certificate Administrator will be obligated to exercise its best reasonable efforts to keep or cause to be kept such credit enhancement in full force and effect throughout the term of the Trust Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "--Reduction or

Substitution of Credit Enhancement." The Certificate Administrator, on behalf of itself, the Trustee and Certificateholders, will be required to provide information required for the Trustee to draw under any applicable credit enhancement.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee or the Certificate Administrator will agree to pay the premiums for each Surety Bond on a timely basis. In the event the related insurer ceases to be a "Qualified Insurer" because it ceases to be qualified under applicable law to transact such insurance business or coverage is terminated for any reason other than exhaustion of such coverage, the Trustee or the Certificate Administrator will use its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement insurance policy or bond with a total coverage equal to the then outstanding coverage of such policy or bond. If the cost of the replacement policy is greater than the cost of such policy or bond, the coverage of the replacement policy or bond will, unless otherwise agreed to by the Depositor, be reduced to a level such that its premium rate does not exceed the premium rate on the original insurance policy.


REDUCTION OR SUBSTITUTION OF CREDIT ENHANCEMENT

     Unless otherwise specified in the Prospectus Supplement, the amount of credit support provided with respect to any series of Certificates may be reduced under certain specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non-discretionary basis in accordance with a schedule or formula set forth in the related Trust Agreement. Additionally, in most cases, such credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage may be changed, without the consent of the Certificateholders, upon the written assurance from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of each class of the related Certificates may be downgraded to a corresponding level, and, unless otherwise specified in the related Prospectus Supplement, the Trustee or the Certificate Administrator, as applicable, will not be obligated to obtain replacement credit support in order to restore the rating of the Certificates. The Trustee or the Certificate Administrator, as applicable, will also be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of each class of the related series of Certificates is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Depositor or such other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

                                 THE DEPOSITOR

     The Depositor is an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor was incorporated in the State of Delaware on July 30, 1996. The Depositor was organized for the purpose of acquiring Underlying Securities and issuing securities backed by such Underlying Securities. The Depositor anticipates that it will in many cases have acquired Underlying Securities indirectly through Morgan Keegan & Company, Inc., which is also an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor does not have, nor is it expected in the future to have, any significant assets. The Certificates do not represent an interest in or an obligation of the Depositor.

     The Depositor maintains its principal office at 50 North Front Street, Memphis, Tennessee 38103. Its telephone number is (901) 524-4100.


                              THE TRUST AGREEMENT

     As described above under "Description of the Certificates--General," each series of Certificates will be issued pursuant to a Trust Agreement. The following summaries describe certain additional provisions common to each Trust Agreement and are qualified entirely by reference to the actual terms of the Trust Agreement for a series of Certificates.


ADMINISTRATION

     A Certificate Administrator, if any, for each series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Certificate Administrator for any such series may be the Trustee, the Depositor, an affiliate of either thereof, or any third party and may have other normal business relationships with the Trustee, the Depositor or their affiliates. Generally the Certificate Administrator will perform collection, administrative and reporting functions pursuant to a Trust Agreement.

EVENTS OF DEFAULT

     Events of Default under the Trust Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus Supplement, will include: (i) any failure by the Trustee or the Certificate Administrator to make a required deposit to the Certificate Account or, if the Certificate Administrator is the Paying Agent, to distribute to the holders of any class of Certificates of such series any required payment which continues unremedied for five days after the giving of written notice of such failure to the Certificate Administrator by the Trustee or the Depositor, or to the Certificate Administrator, the Depositor and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Certificate Administrator duly to observe or perform in any material respect any other of its covenants or agreements in the Trust Agreement with respect to such series of Certificates which continues unremedied for 30 days (15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the Trust Agreement) after the giving of written notice of such failure to the Certificate Administrator by the Trustee or the Depositor, or to the Certificate Administrator, the Depositor and the Trustee by the holders of any class of Certificates of such series evidencing not less than 33% of the aggregate Percentage Interests constituting such class; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Certificate Administrator and certain actions by the Certificate Administrator indicating its insolvency or inability to pay its obligations. A default pursuant to the terms of any Underlying Securities included in any Trust Fund will not constitute an Event of Default under the related Trust Agreement.


RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default remains unremedied, either the Depositor or the Trustee may, and, at the direction of the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund, the Trustee shall, by written notification to the Certificate Administrator and to the Depositor or the Trustee, terminate all of the rights and obligations of the Certificate Administrator under the Trust Agreement (other than any rights of the Certificate Administrator as Certificateholder) covering such Trust Fund and in and to the Underlying Securities and the proceeds thereof, whereupon the Trustee or, upon notice to the Depositor and with the Depositor's consent, its designee will succeed to all responsibilities, duties and liabilities of the Certificate Administrator under such Trust Agreement and will be entitled to similar compensation arrangements.

     No Certificateholder will have any right under a Trust Agreement to institute any proceeding with respect to such Trust Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


AMENDMENT

     Each Trust Agreement may be amended by the Depositor, the Certificate Administrator and the Trustee, without the consent of the related Certificateholders: (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error; (iii) to change the timing and/or nature of deposits in the Certificate Account or to change the name in which the Certificate Account is maintained (except that (a) deposits to the Certificate Account may not occur later than the related Distribution Date, (b) such change may not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (c) such change may not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency); (iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any related Certificateholder or (b) to restrict the transfer of the REMIC Residual Certificates, provided that the Depositor has determined that such change would not adversely affect the applicable ratings of any classes of the Certificates, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee; or (v) to make any other provisions with respect to matters or questions arising under such Trust Agreement which are not materially inconsistent with the provisions thereof, so long as such action will not adversely affect in any material respect the interests of any Certificateholder.

     The Trust Agreement may also be amended by the Depositor, the Certificate Administrator and the Trustee with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Trust Agreement or of modifying in any manner the rights of the related Certificateholders, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Underlying Securities which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the percentage of Certificates of any class the holders of which are required to consent to any such amendment unless the holders of all Certificates of such class have consented to the change in such percentage.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be entitled to consent to any amendment to a Trust Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Certificate Administrator, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund to fail to qualify as a REMIC.


TERMINATION; RETIREMENT OF CERTIFICATES

     The obligations created by the Trust Agreement for each series of Certificates (other than certain limited payment and notice obligations of the Trustee and the Depositor, respectively) will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account and required to be paid to Certificateholders following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last item of Underlying Securities subject thereto and (ii) the purchase by the Certificate Administrator or the Depositor or, if specified in the related Prospectus Supplement, by the holder of the REMIC Residual Certificates (see "Certain Federal Income Tax Consequences" below) from the Trust Fund for such series of all remaining Underlying Securities and all property acquired in respect of such Underlying Securities. In addition to the foregoing, the Certificate Administrator or the Depositor may have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement in the manner set forth in the related Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Certificate Administrator or the Depositor, the Underlying Securities may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Certificate Administrator or the Depositor. Written notice of termination of the Trust Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable Trust Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Certificate Administrator because of such termination.

     Any such purchase of Underlying Securities and property acquired in respect of Underlying Securities evidenced by a series of Certificates shall be made at the option of the Certificate Administrator, the Depositor or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of any such entity to purchase the Underlying Securities and related property will be subject to the criteria, and will be at the price, set forth in the related Prospectus Supplement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust Fund will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.


THE TRUSTEE

     The Trustee under each Trust Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor and/or its affiliates.

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Trust Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.


                       MATURITY AND YIELD CONSIDERATIONS

     The final scheduled Distribution Date of each class of any series of Certificates other than a multiple class series will be the Distribution Date following the latest stated maturity of any Underlying Security in the related Trust Fund. The final scheduled Distribution Date of each class of Certificates of any multiple class series, if specified in the related Prospectus Supplement, will be the date (calculated on the basis of the assumptions applicable to such Series described therein) on which the aggregate principal balance of such Class will be reduced to zero. Since prepayments on the mortgage loans underlying the Underlying Securities will be used to make distributions in reduction of the outstanding principal amount of the Certificates, it is likely that the actual maturity of any Class will occur earlier, and may occur substantially earlier, than originally anticipated. Additionally, if the Certificates are subject to an optional redemption, and such right to cause an optional redemption of the Certificates is exercised, the Certificates will have a shorter maturity than if such right were not exercised. Additionally, such right is likely to be exercised, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potential reinvestment can be expected to be lower than the return that would have been earned over the remaining life of the Certificates if they had not been called.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of the principal of such security will be repaid to the investor. The weighted average life of the Certificates will be influenced by the rate at which principal of the mortgage loans underlying the Underlying Securities for such Certificates is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

     The rate of principal prepayments on pools of housing loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors. The rate of prepayments of conventional housing loans has fluctuated significantly in recent years. In general, however, if prevailing mortgage market interest rates fall significantly below the interest rates on the mortgage loans underlying the Underlying Securities for a Series, such mortgage loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such mortgage loans. In this regard, it should be noted that the mortgage loans underlying the Underlying Securities of a Series may have different interest rates, and the stated pass-through or interest rate of certain Underlying Securities or the interest rate or pass-through rate on the Certificates may be a number of percentage points less than interest rates on such mortgage loans. In addition, the weighted average life of the Certificates may be affected by the varying maturities of the mortgage loans underlying the Underlying Securities. If any mortgage loans comprising or underlying the

Underlying Securities for a Series have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled Distribution Date of the related Certificates, one or more Class of the Series may be fully paid prior to its final scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than assumed.

     Prepayments on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model, the Standard Prepayment Assumption ("SPA") prepayment model or another prepayment model as may be identified and described in the Prospectus Supplement. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum.

     Neither CPR or SPA nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans underlying the Underlying Securities. Thus, it is likely that prepayment of any mortgage loans underlying the Underlying Securities for any series will not conform to any level of CPR or SPA.

     The Prospectus Supplement for each Series may describe the prepayment standard or model used to prepare the illustrative tables setting forth the weighted average life of each Class of such Series under a given set of prepayment assumptions. The related Prospectus Supplement may also describe the percentage of the initial principal balance of each class of such series of Certificates that would be outstanding on specified Distribution Dates for such series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Underlying Securities underlying the related Underlying Securities are made at rates corresponding to various percentages of CPR, SPA or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information which will enable investors to predict the actual weighted average life of the Certificates or prepayment rates of the mortgage loans underlying the related Underlying Securities.

     The yield to maturity of a Certificate will depend on the price paid by the holder for such Certificate, the Pass-Through Rate on any such Certificate entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Underlying Securities and the allocation thereof to reduce the principal balance of such Certificate (or notional amount thereof, if applicable).

     The Prospectus Supplement for each series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Certificates and the related Underlying Securities.


                           LEGAL INVESTMENT MATTERS

     Each class of Certificates offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. Unless otherwise specified in the related Prospectus Supplement, each such class that is, and continues to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. (S) 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision (the "OTS") with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed-rate thirty-year mortgage security. According to the Policy

Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates will be treated as high-risk under the Policy Statement.

     The predecessor to the OTS issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps," which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     Certain classes of Certificates offered hereby, including any class that is not rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will not constitute "mortgage related securities" for purposes of SMMEA. Any such class of Certificates will be identified in the related Prospectus Supplement. Prospective investors in such classes of Certificates, in particular, should consider the matters discussed in the following paragraph.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Certificates or to purchase any class of Certificates representing more than a specified percentage of the investors' assets. The Depositor will make no representations as to the proper characterization of any class of Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.


                                USE OF PROCEEDS

     Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from the sale of Certificates will be applied by the Depositor to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Underlying Securities underlying the Certificates or will be used by the Depositor for general corporate purposes. The Depositor expects that it will make additional sales of securities similar to the Certificates from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans, contracts or mortgage securities purchased by the Depositor, prevailing interest rates, availability of funds and general market conditions.


                             PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Depositor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States will include Morgan Keegan & Company, Inc., an affiliate of the Depositor. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor. Morgan Keegan & Company, Inc.'s participation in the offer and sale of Certificates complies with the requirements of Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

     Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Certificates. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Certificates. A Prospectus Supplement will be prepared with respect to the Certificates for use by such affiliates in connection with offers and sales related to market-making transactions in the Certificates.


                                 LEGAL MATTERS

     Certain legal matters, including certain federal income tax matters, will be passed upon for the Depositor by Chapman and Cutler, Chicago, Illinois, as specified in the Prospectus Supplement.


                             FINANCIAL INFORMATION

     The Depositor has determined that its financial statements are not material to the offering made hereby. The Certificates do not represent an interest in or an obligation of the Depositor.

                 Subject to Completion, Dated _________, 1996

Prospectus Supplement
(To Prospectus dated _______ __, 1996)

                                $[____________]
                      SOUTHPOINT STRUCTURED ASSETS, INC.
                                   DEPOSITOR
                      [NAME OF CERTIFICATE ADMINISTRATOR]
                           CERTIFICATE ADMINISTRATOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES [199_-_]

           $[__________]       [____]%        Class A-1 Certificates
           $[__________]       [____]%        Class A-2 Certificates
           $[__________]       [____]%        Class A-3 Certificates
           $  0                [____]%/(1)/   Class S Certificates
           $[__________]       [____]%        Class R Certificates
- --------------------

/(1)/ Based upon the related Notional Amount, (as described herein under "Description of the Offered Certificates--Interest Distributions"). The Class S Certificates will be Fixed Strip Certificates and will not be entitled to receive distributions of principal.

      The Series [199_-_] Mortgage Pass-Through Certificates offered hereby will include the following five classes (the "Offered Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, (ii) Class S Certificates (the "Fixed Strip Certificates") and (iii) Class R Certificates (the "Residual Certificates"). The Offered Certificates in the aggregate will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of Ginnie Mae Securities (the "Underlying Agency Securities"). Each Underlying Agency Security is a ["fully-modified pass-through" mortgage-backed certificate] [issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae (a "Ginnie Mae Issuer")] based on and backed by a pool of mortgage loans (each, a "Mortgage Pool") which may consist of FHA-insured or VA-guaranteed mortgage loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment or graduated payment first lien mortgage loans with terms to maturity of not more than 30 years (collectively, the "Mortgage Loans"). Certain characteristics of the Underlying Agency Securities are described herein under "Description of the Underlying Agency Securities."

      PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE CERTIFICATE ADMINISTRATOR, OR ANY OF THEIR AFFILIATES. ALTHOUGH PAYMENT OF PRINCIPAL AND INTEREST ON THE UNDERLYING AGENCY SECURITIES IS GUARANTEED BY GINNIE MAE, THE OFFERED CERTIFICATES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE CERTIFICATE ADMINISTRATOR OR ANY OF THEIR AFFILIATES.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON tHE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE CERTIFICATES, SEE "RISK FACTORS" [COMMENCING ON PAGE S-[ ] HEREIN AND] COMMENCING IN THE PROSPECTUS ON PAGE [ ].

      [Name of Underwriter] (the "Underwriter") intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. [The Offered Certificates have been authorized for listing, upon official notice of issuance, with the __________.]

      The Offered Certificates will be purchased from the Depositor by the Underwriter, and will be offered by the Underwriter from time to time to the public, directly or through dealers, in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be equal to approximately [____]% of the initial aggregate principal balance of the Offered Certificates, plus accrued interest thereon from [__________ __, 199_] (the "Reference Date"). The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Offered Certificates will be made on or about [__________ __,
199_], [at the offices of [   ]], [through the facilities of The Depository
Trust Company], against payment therefor in immediately available funds.

                             [NAME OF UNDERWRITER]
                             [__________ __, 199_]

      Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     It is a condition to the issuance of the Offered Certificates that the Class A-1, Class A-2, Class A-3, Fixed Strip and Residual Certificates be rated "[__]" by [_______] and "[__]" by [________].

     [As described herein, a "real estate mortgage investment conduit" (a "REMIC") election will be made in connection with the Trust Fund for federal income tax purposes. Each class of the Offered Certificates (other than the Residual Certificates) will represent ownership of "regular interests" in the REMIC and the Residual Certificates will be the sole class of "residual interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein. [Transfers of the Residual Certificates may be made only to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended, and will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described under "Certain Federal Income Tax Consequences--REMICs--Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations".]

     Distributions on the Offered Certificates will be made on the third business day following each distribution date for the Underlying Agency Securities (each, a "Distribution Date"), commencing on [__________ __, 199_] for the Offered Certificates other than the Class A-3 Certificates, and commencing on the Accretion Termination Date (as defined herein) for the Class A-3 Certificates. With respect to any of the Underlying Agency Securities, the distribution date is the [15th day of each calendar month in the case of a GNMA I Certificate] [the 20th day of each calendar month in the case of a GNMA II Certificate] (or, if such day is not a business day, the next business day) (each, an "Underlying Security Distribution Date"). As described herein under "Description of the Offered Certificates--Interest Distributions," interest distributions on the Offered Certificates will be based on the Certificate Principal Balance thereof (or the Notional Amount (as defined herein) in the case of the Fixed Strip Certificates) and the applicable Pass-Through Rate thereof, which will be fixed for all classes of Offered Certificates. Distributions in respect of principal of the Offered Certificates will be allocated among the various classes of the Offered Certificates (other than the Fixed Strip Certificates), as described herein under "Description of the Offered Certificates--Principal Distributions."

     The yield to maturity on the Offered Certificates will depend on the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the underlying Mortgage Loans. The yield to investors on the Fixed Strip Certificates will be extremely sensitive to the rate and timing of principal payments on the related Underlying Agency Securities, which in turn will be affected by the rate and timing on the underlying Mortgage Loans which may fluctuate significantly over time. An extremely rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in the Fixed Strip Certificates to recover their initial investments. See "Summary--Special Prepayment Considerations," "Summary--Special Yield Considerations" and "Certain Yield and Prepayment

Considerations" herein and "Maturity and Yield Considerations" in the Prospectus."

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED [__________ __, 199_], OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING NOT CONTAINED HEREIN AND PROSPECTIVE INVESTORS ARE URGED TO READ tHE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UNTIL [__________ __, 199_] (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT), ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

     [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET, SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

Heading                                                                              Page
Summary............................................................................   S-4
Risk Factors.......................................................................  S-13
Description of the Offered Certificates............................................  S-13
   General.........................................................................  S-13
   Available Distribution Amount...................................................  S-13
   Interest Distributions..........................................................  S-14
   Principal Distributions.........................................................  S-15
Description of the Underlying Agency Securities....................................  S-16
Certain Yield and Prepayment Considerations........................................  S-18
   General.........................................................................  S-18
   Modeling Assumptions............................................................  S-20
   Fixed Strip Certificate Yield Considerations....................................  S-22
   Additional Yield Considerations Applicable Solely to the Residual Certificates..  S-24
Trust Agreement....................................................................  S-24
   General.........................................................................  S-24
   The Certificate Administrator...................................................  S-25
   Assignment of the Underlying Agency Securities..................................  S-25
   Compensation of Certificate Administrator.......................................  S-25
   Actions in Respect of the Underlying Agency Securities..........................  S-25
   Voting Rights...................................................................  S-26
   Termination.....................................................................  S-26
Certain Federal Income Tax Consequences............................................  S-26
   General.........................................................................  S-26
   REMICs..........................................................................  S-27
State and Other Tax Consequences...................................................  S-48
ERISA Considerations...............................................................  S-49
Plan of Distribution...............................................................  S-51
Ratings............................................................................  S-51
Legal Opinions.....................................................................  S-52
Legal Investment Matters...........................................................  S-52

                                    SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.
Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus.

Securities Offered.......... Mortgage Pass-Through Certificates, Series [199_-_] (the
                             "Certificates").

Depositor................... Southpoint Structured Assets, Inc. (the "Depositor"), a corporation organized under the laws of the State of Delaware
                             which is an indirect wholly-owned subsidiary of
                             Morgan Keegan, Inc.  See "The Depositor" in the
                             Prospectus.

Certificate Administrator... [____________] in its capacity as certificate administrator (the "Certificate Administrator").
                             See "Trust Agreement--The Certificate Administrator" herein.

Trustee..................... [Name of Trustee], a [national bank] [[state bank] [trust company]
                             organized under the laws of __________] (the
                             "Trustee").  See "The Trust Agreement--The Trustee"
                             in the Prospectus.

Reference Date.............. [__________ 1, 199_] (the "Reference Date").

Delivery Date............... On or about [__________ __, 199_] (the "Delivery Date").

Distribution Date........... The third business day following each distribution date for the Underlying Agency Securities commencing on
                             [__________ __, 199_] (each, a "Distribution Date").
                             With respect to any of the Underlying Agency
                             Securities, the distribution date is the [15th day
                             of each calendar month in the case of a GNMA I
                             Certificate] [the 20th day of each calendar month in
                             the case of a GNMA II Certificate] (or, if such day
                             is not a business day, the next business day) (each,
                             an "Underlying Security Distribution Date").

The Trust Fund.............. The Trust Fund, in which the Offered Certificates in the aggregate represent the entire beneficial ownership
                             interest, consists primarily of the Underlying
                             Agency Securities.  The Offered Certificates will be
                             issued pursuant to a Trust Agreement (the "Trust
                             Agreement"),

                            dated as of the Reference Date, among
                            the Depositor, the Certificate Administrator and the Trustee. See "Description of the Offered Certificates--General" herein.

The Underlying Agency
Securities................. The Underlying Agency Securities are [GNMA][I] [II]
                            Certificates. Each Underlying Agency Security is a ["fully-modified pass-through" mortgage-backed certificate] [issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae (a "Ginnie Mae Issuer")]based on and backed by a pool of FHA-insured or VA-guaranteed mortgage loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment or graduated payment first lien mortgage loans with terms to maturity of not more than 30 years (the "Mortgage Loans"). Information relating to the Underlying Agency Securities is provided as of the Reference Date.

                            The Underlying Agency Securities will have an aggregate outstanding principal balance of approximately $[_________], pass-through rates of [____]% and a weighted average remaining term to stated maturity of approximately [____] months as of the Reference Date.

                            The Underlying Agency Securities are guaranteed as to full and timely payment of principal and interest by Ginnie Mae. The guaranty of Ginnie Mae is backed by the full faith and credit of the United States. For a further description of the underlying Agency Securities, see "Description of the Underlying Agency Securities" herein.

The Offered Certificates... The Offered Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust Fund. The Offered Certificates will have the following Pass-Through Rates, Certificate Principal Balances and other features as of the Reference Date:

                            Class A-1 Certificate  [____]% $[____]    Fixed
                            Class A-2 Certificates [____]% $[____]    Fixed
                            Class A-3 Certificates [____]% $[____] Fixed/Accrual
                            Class S Certificates   [____]%    0     Fixed Strip
                            [Class R Certificates  [____]% $[____]   Residual]

Residual Certificates.......  The Class R Certificates are designated as the
                              "Residual Certificates." [The Residual
                              Certificates have no Certificate Principal Balance and no Pass-Through Rate. The Residual Certificates represent the right to receive certain distributions, if any, of amounts which are in excess of the amounts required to be distributed to all other classes of Offered Certificates following the retirement of all of the Offered Certificates.] [The Residual Certificates are not being offered hereby.]

                              [The Depositor initially will retain [a de minimis portion of] the Residual Certificates; however, the Residual Certificates held by the Depositor may be sold at any time in accordance with the terms of the Trust Agreement.]

Denominations...............  The Class A-1, Class A-2 and Class A-3
                              Certificates will be offered in registered form, in minimum denominations of $[_________] and integral multiples of $[_________] in excess thereof [, with one Class [____] Certificate evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class]. The Fixed Strip Certificates and Residual Certificates will be offered in registered form in minimum denominations of a [____]% Percentage Interest [, except, in the case of the Residual Certificates, as otherwise set forth herein under "Certain Federal Income Tax Consequences."]

Certificate Registration....  The Offered Certificates (other than the [Fixed
                              Strip and Residual] Certificates) will be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Offered Certificates (other than the [Fixed Strip and Residual] Certificates) will be entitled to receive a Certificate of such class in fully-registered, certificated form, except under the limited circumstances described in the Prospectus under "Description of the Certificates--Form of Certificates." The [Fixed Strip and Residual] Certificates will be offered in fully-registered, certificated form. See "Description of the Certificates--Form of Certificates" in the Prospectus.]

Pass-Through Rates on
the Offered Certificates....  The Pass-Through Rates on all classes of the
                              Offered Certificates are the fixed rates set forth above. The Fixed Strip Certificates have no Certificate Principal Balance and will accrue interest at the applicable Pass-Through Rate on the related Notional Amount (as defined herein).

Interest Distributions on
the Offered Certificates....  Holders of each class of Offered Certificates (the
                              "Certificateholders") will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, (i) in the case of the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, to the extent of the amount available for interest distributions (as described herein under "Description of the Offered Certificates--Interest Distributions") for such Distribution Date and
                              (ii) in the case of the Class A-3 Certificates, to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal to the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, commencing on the first Distribution Date in the case of all classes of Offered Certificates (other than the Class A-3 Certificates) and commencing on the Accretion Termination Date (as defined below) in the case of the Class A-3 Certificates.

                              With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Fixed Strip Certificates), one month's interest accrued on the related Certificate Principal Balance of such class, at the Pass-Through Rate on such class and (b) in the case of the Fixed Strip Certificates, one month's interest accrued on the related Notional Amount thereof at the Pass-Through Rate set forth below.

                              The "Notional Amount" of the Fixed Strip
                              Certificates with respect to any Distribution Date is equal to the aggregate Certificate Principal Balance of the Underlying Agency Securities immediately prior to the most recent Underlying Security Distribution Date.

                              The Accretion Termination Date is the first
                              Distribution Date to occur on which the
                              Certificate Principal Balance of the Residual, Class A-1 and Class A-2 Certificates have been reduced to zero. On each Distribution Date preceding the Accretion Termination Date, an amount equal to the Accrued Certificate Interest on the Class A-3 Certificates will be added to the Certificate Principal Balance thereof (the "Accretion Amount") and will thereafter accrue interest at the applicable Pass-Through Rate. On each Distribution Date on or after the Accretion Termination Date, Accrued Certificate Interest will generally be payable to the holders of the Class A-3 Certificates, as described herein.

                              See "DESCRIPTION OF THE OFFERED CERTIFICATES-- INTEREST DISTRIBUTIONS" herein.

Principal Distributions on
the Offered Certificates....  Holders of the Offered Certificates (other than the Fixed Strip Certificates) will be entitled to receive, in the aggregate, on each Distribution Date, to the extent of the portion of the Available Distribution Amount (as defined herein) remaining after the aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Offered Certificates is distributed, a distribution allocable to principal which will be equal to the sum of (i) the aggregate amount distributed in respect of principal on all of the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date and (ii) the Accretion Amount. Distributions of principal on the Offered Certificates will be made first to the Residual Certificates, second to Class A-1 Certificates, third to the Class A-2 Certificates and fourth to the Class A-3 Certificates, in each case until the Certificate Principal Balance thereof is reduced to zero. The Fixed Strip Certificates have no Certificate Principal Balance and, accordingly, will not be entitled to any principal distributions. See "Description of the Offered Certificates--Principal Distributions" herein.

                              As to each of the Underlying Agency Securities, principal distributions will be made thereon on each Underlying Security Distribution Date in the respective amounts described herein under "Description of the Underlying Agency Securities."

Optional Termination........  At its option, the Certificate Administrator or the Depositor may repurchase from the Trust Fund all of the Underlying Agency Securities remaining in the Trust Fund, and thereby effect early retirement of the Offered Certificates, at such time as the aggregate Certificate Principal Balance of the Underlying Agency Securities is less than [____]% of the aggregate Certificate Principal Balance thereof as of the Delivery Date, as described herein. See "Trust Agreement-- Termination" herein and "Trust Agreement-- Termination; Retirement of Certificates" in the Prospectus.

Special Prepayment
Considerations .............  The rate and timing of principal payments on the
                              Offered Certificates will depend, among other things, on the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Underlying Agency Securities and, as a result, the Offered Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid at any time. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a slower return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a faster return of principal to investors at a time when reinvestment at comparable yields may not be possible.

                              The allocation of prepayments among certain classes of the Offered Certificates will be affected by certain other factors, as follows:

                              Distributions of principal to the Offered
                              Certificates will be made first to the Residual Certificates, second, to the Class A-1 Certificates, third, to the Class A-2 Certificates and fourth, to the Class A-3 Certificates, in each case until the Certificate Principal Balance thereof is reduced to zero. The timing of commencement of principal distributions and the weighted average lives of the Class A-2 Certificates and Class A-3 Certificates will be affected by the rates of prepayment experienced both before and after the commencement of principal distributions on such classes.

                              See "Description of the Offered Certificates-- Principal Distributions," "Description of the Underlying Agency Securities" and "Certain Yield and Prepayment Considerations" herein and "Maturity and Yield Considerations" in the Prospectus.

                              For further information regarding the effect of principal prepayments on the weighted average lives of the Offered Certificates (other than the Fixed Strip Certificates and Residual Certificates), see the table entitled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of SPA" herein.

Special Yield
Considerations..............  The yield to maturity on each class of the Offered
                              Certificates will depend, among other things, on the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans and the allocation thereof to reduce the Certificate Principal Balance or Notional Amount of such class. The yield to maturity on each class of Offered Certificates will also depend on the Pass-Through Rate and the purchase price for such class.

                              In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

                              The Offered Certificates were structured assuming, among other things, a prepayment assumption of [____]% SPA (as defined herein) and corresponding weighted average lives as described herein under "Description of the Underlying Agency Securities." The prepayment, yield and other assumptions to be used for pricing purposes for the respective classes that are to be offered hereunder may vary as determined at the time of sale.

                              The yield of certain classes of the Offered
                              Certificates will be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans and other factors, as follows:

                              The yield to investors on the Fixed Strip
                              Certificates will be extremely sensitive to the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans included in the related Mortgage Pools, which rate may fluctuate significantly over time.

                              An extremely rapid rate of principal payments on the Underlying Agency Securities could result in the failure of investors in the Fixed Strip Certificates to recover their initial investments.

                              Because the Class A-3 Certificates do not receive any distribution of interest until the Accretion Termination Date, the Class A-3 Certificates will likely experience greater price and yield volatility than would mortgage pass-through certificates which are otherwise similar but that are entitled to current distributions of interest. Investors should consider whether such volatility is in accordance with their investment needs.

                              Holders of the Residual Certificates are entitled to receive distributions of principal and interest as described herein under "Description of the Offered Certificates--Interest Distributions" and "Principal Distributions"; however, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of the term of the Trust Fund that substantially exceed the principal and interest payable thereon during such periods.

                              See "Certain Yield and Prepayment Considerations," especially "Fixed Strip Certificate Yield Considerations" and "Additional Yield Considerations Applicable Solely to the Residual Certificates" herein,

                              "Certain Federal Income Tax Consequences" herein and "Maturity and Yield Considerations" in the Prospectus.

Certain Federal Income
Tax Consequences............  [A "real estate mortgage investment conduit" (a
                              "REMIC") election will be made with respect to the Trust Fund for federal income tax purposes. Upon the issuance of the Offered Certificates, Chapman and Cutler, Chicago, Illinois, tax counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Trust Agreement, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code").]

                              [ADDITIONAL TAX CONSEQUENCES TO BE INCLUDED AS APPROPRIATE.]

                              For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" herein.

ERISA Considerations........  [ERISA considerations to be included as necessary.] See "ERISA Considerations" herein.

Ratings.....................  It is a condition to the issuance of the Offered
                              Certificates that the Class A-1, Class A-2, Class A-3, Fixed Strip and Class R Certificates be rated "[__]" by [__________] and "[__]" by [________]. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. The rating of the Fixed Strip Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investments. See "Certain Yield and Prepayment Considerations" and "Ratings" herein and "Maturity and Yield Considerations" in the Prospectus.

Legal Investment Matters....  The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary

                              Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA. Institutions whose investment activities are subject to legal investment laws and regulations or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments under SMMEA or are subject to restriction on investment, capital requirements or otherwise. See "Legal Investment Matters" herein and in the Prospectus.

                                 RISK FACTORS

     [Prospective Certificateholders should consider, among other things, the items discussed under "RISK FACTORS" in the Prospectus and the following factors in connection with the purchase of the Certificates:]

     [APPROPRIATE RISK FACTORS REGARDING UNDERLYING SECURITIES TO BE INSERTED AS NECESSARY]

                    DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

     The Series [199_-_] Mortgage Pass-Through Certificates will include the following five classes (the "Offered Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, (ii) the Class S Certificates (the "Fixed Strip Certificates") and (iii) the Class R Certificates (the "Residual Certificates").

     The Offered Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of:
(i) the Underlying Agency Securities, including all distributions thereon payable after the Delivery Date; and (ii) such assets as from time to time are identified as deposited in respect of the Underlying Agency Securities in the Certificate Account and belonging to the Trust Fund.

AVAILABLE DISTRIBUTION AMOUNT

     The "Available Distribution Amount" with respect to the Offered Certificates for any Distribution Date will be equal to the aggregate amount of distributions on the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date, after deduction of the related Servicing Fee (as described herein under "Trust Agreement--Compensation of Certificate Administrator").

INTEREST DISTRIBUTIONS

     Holders of each class of Offered Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, (i) in the case of the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, to the extent of the Available Distribution Amount for such Distribution Date and (ii) in the case of the Class A-3 Certificates to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal on the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, commencing on the first Distribution Date in the case of all classes of Offered Certificates (other than the Class A-3 Certificates) and commencing on the Accretion Termination Date in the case of the Class A-3 Certificates. Notwithstanding the foregoing sentence, the amount available for interest distributions on the Offered Certificates on any Distribution Date shall not exceed the aggregate amounts distributed on the Underlying Agency Securities on the preceding Underlying Security Distribution Date in respect of interest, reduced by the Servicing Fee (as defined herein), which is calculated at a rate of [%] per annum.

     With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Fixed Strip Certificates) one month's interest accrued on the Certificate Principal Balance of such class at the Pass-Through Rate set forth on the cover hereof and (b) in the case of the Fixed Strip Certificates, one month's interest accrued on the Notional Amount at the applicable Pass-Through Rate.

     The "Accretion Termination Date" for the Class A-3 Certificates is the first Distribution Date on or after the Certificate Principal Balances of the Residual Certificates, Class A-1 Certificates and Class A-2 Certificates have been reduced to zero. On each Distribution Date preceding the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-3 Certificates for such date will be added to the Certificate Principal Balance thereof (the "Accretion Amount"), and such amount will be distributed to the holders of the Offered Certificates, other than the Class A-3 Certificates, as described herein, in reduction of the Certificate Principal Balances thereof, as described herein. On each Distribution Date on or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for such Distribution Date will be payable to the holders of the Class A-3 Certificates, to the extent not required to fully retire the remaining Offered Certificates (other than the Class A-3 Certificates) on the Accretion Termination Date.

     The Pass-Through Rates on all classes of Offered Certificates are the fixed rates set forth on the cover hereof. The Fixed Strip Certificates have no Certificate Principal Balance and will accrue interest at the applicable Pass-Through Rate on the Notional Amount.

     As described herein, the Accrued Certificate Interest allocable to each class of Offered Certificates is based on the Certificate Principal Balance thereof or, in the case of the Fixed Strip Certificates, on the Notional Amount. The "Certificate Principal Balance" of any Offered Certificate as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of all amounts allocable to principal previously distributed with respect to such Offered Certificate and, in the case of the Class A-3 Certificates, increased by the amount of any Accrued Certificate Interest added to the Certificate Principal Balance of such class. The "Notional Amount" of the Fixed Strip Certificates is initially [$] and with respect to any Distribution Date is equal to the aggregate Certificate Principal Balance of the Underlying Agency Securities immediately prior to the most recent Underlying Security Distribution Date.

PRINCIPAL DISTRIBUTIONS

     Holders of the Offered Certificates (other than the Fixed Strip Certificates, which are not entitled to receive any principal distributions) will be entitled to receive, in the aggregate on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after Accrued Certificate Interest has been distributed to the holders of the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates for such Distribution Date (and, in the case of any payments of principal to the Class A-3 Certificates, after Accrued Certificate Interest has been distributed to the holders thereof for such Distribution Date), a distribution allocable to principal which will be equal to the sum of (i) the aggregate amount distributed in respect of principal on all of the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date and (ii) the Accretion Amount (together, the "Principal Distribution Amount").

     On each Distribution Date, the Principal Distribution Amount shall be distributed as follows:

          (i) first, to the holders of the Residual Certificates, until the Certificate Principal Balance thereof is reduced to zero;

          (ii) second, to the holders of the Class A-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

          (iii) third, to the holders of the Class A-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

          (iv) fourth, to the holders of the Class A-3 Certificates, until the Certificate Principal Balance thereof is reduced to zero.

                DESCRIPTION OF THE UNDERLYING AGENCY SECURITIES

     [Each Underlying Agency Security (which may be a GNMA I Certificate or a GNMA II Certificate as referred to by Ginnie Mae) underlying the Series [199_-_] Certificates will be a "fully-modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern (a "Ginnie Mae Issuer") approved by Ginnie Mae as a seller-servicer of FHA Loans and VA Loans.

     The mortgage loans underlying Ginnie Mae Securities may consist of FHA Loans or VA Loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment first lien mortgage loans (including "buy-down" mortgage loans) or graduated payment first lien mortgage loans.

     Ginnie Mae has approved the issuance of each Underlying Agency Security in accordance with a guarantee agreement (a "Guarantee Agreement") between Ginnie Mae and the Ginnie Mae Issuer. Pursuant to its Guarantee Agreement, a Ginnie Mae Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Underlying Agency Security, even if the payments received by the Ginnie Mae Issuer on the Mortgage Loans relating to each Underlying Agency Security are less than the amounts due on each such Underlying Agency Security.

     The full and timely payment of principal and interest on each Underlying Agency Security will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. See "THE TRUST FUNDS--THE AGENCY SECURITIES--Government National Mortgage Association" and "Ginnie Mae Securities" in the Prospectus. Each Underlying Agency Security will have an original maturity of not more than 30 years. Each Underlying Agency Security will be based on and backed by a Mortgage Pool and will provide for the payment by or on behalf of the Ginnie Mae Issuer to the registered holder of such Underlying Agency Security of fixed monthly payments of principal and interest equal to the aggregate amount of the scheduled monthly principal and interest payments on the Mortgage Loans relating to such Underlying Agency Security, less a servicing and guarantee fee of 0.5% and up to 1.5% per annum of the outstanding principal balance for such GNMA I Certificates and GNMA II Certificates, respectively. In addition, each payment will include any prepayments of principal of the Mortgage Loans relating to such Underlying Agency Security and liquidation proceeds in the event of a foreclosure or other disposition of any such Mortgage Loans.

     Mortgage loans underlying a particular GNMA I Certificate must have the same annual interest rate (except for pools of mortgage loans secured by mobile homes). The annual pass-through rate on each GNMA I Certificate is the annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA I Certificate less 0.5% per annum of the unpaid principal balance of such loans. This amount consists of 0.44% to be paid to the Ginnie Mae Issuer of the GNMA I Certificate (or its agent) as a fee for servicing the loans and the GNMA I Certificates and a guaranty fee of 0.06%, which must be paid out to Ginnie Mae by the Ginnie Mae Issuer. Mortgage loans underlying a particular GNMA II Certificate may have annual interest rates that vary from each other by up to 1%. The annual pass-through rate on each GNMA II Certificate will be between 0.5% and 1.5% per annum less than the highest annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA II Certificate. The difference between the GNMA II Certificate rate and rates on the underlying mortgages consists of a guaranty fee of 0.06% which must be paid to Ginnie Mae by the Ginnie Mae Issuer and a servicing fee of between 0.44% and 1.44% to be paid to the Ginnie Mae Issuer (or its agent).

     All Ginnie Mae Securities underlying the Series [199_-_] Certificates will have original maturities of not more than 30 years (but may have original maturities of substantially less than 30 years). In general, Ginnie Mae requires that at least 90% of the original principal amount of the mortgage pool underlying a Ginnie Mae Security must be mortgages with maturities of 20 years or more. However, in certain circumstances, Ginnie Mae Securities may be backed by pools of mortgage loans at least 90% of the original principal amount of which have original maturities of at least 15 years. Each mortgage loan underlying a Ginnie Mae Security, at the time Ginnie Mae issues its guarantee commitment, must be originated no more than 12 months prior to such commitment date.

     No Ginnie Mae Issuer will insure or guarantee the Offered Certificates or the Underlying Agency Securities. Each Ginnie Mae Issuer will be obligated under its Guarantee Agreement with Ginnie Mae to service the pooled Mortgage Loans in accordance with FHA and VA requirements and with generally accepted practices in the mortgage lending industry. Each Ginnie Mae Issuer's responsibilities with respect to the pooled Mortgage Loans will include collection of all principal and interest payments and payments made by borrowers toward escrows established for taxes and insurance premiums; maintenance of necessary hazard insurance policies; institution of all actions necessary to foreclose on, or take other appropriate action with respect to, loans in default; and collection of FHA insurance and VA guarantee benefits.

     If a Ginnie Mae Issuer is unable to make the payments on an Underlying Agency Security as it becomes due, it must promptly notify Ginnie Mae and request Ginnie Mae to make such payment. Upon notification and request, Ginnie Mae will make such payments directly to the registered holder of such Underlying Agency Security. In the event no payment is made by a Ginnie Mae Issuer and the Ginnie Mae Issuer fails to notify and request Ginnie Mae to make such payment, the holder of such Underlying Agency Security will have recourse only against Ginnie Mae to obtain such payment. The Trustee or its nominee, as registered holder of the Underlying Agency Security, will have the right to proceed directly against Ginnie Mae under the terms of the Guaranty Agreement relating to such Underlying Agency Security for any amounts that are not paid when due.

     Regular monthly installment payments on each Underlying Agency Security will be comprised of interest due as specified on such Underlying Agency Security plus the scheduled principal payments on the related Mortgage Loans due on the first day of the month in which the scheduled monthly installment on such Underlying Agency Security is due. Such regular monthly installments on each such Underlying Agency Security will be paid to the Trustee as registered holder by the 15th day of each month in the case of a

GNMA I Certificate and will be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate (each, an "Underlying Security Distribution Date"). Any principal prepayments on any Mortgage Loans underlying an Underlying Agency Security or any other early recovery of principal of such loans will be passed through to the Trustee as the registered holder of the Underlying Agency Security.

     Pools of non-graduated payment mortgages evidenced by certain of the Ginnie Mae Securities may consist of level payment mortgages for which funds have been provided (and deposited in escrow accounts) by one or more Ginnie Mae Issuers, their affiliates or other persons to reduce the borrowers' monthly payments during the early years of such mortgage loans. Payments due the registered holders of such "buy down" Ginnie Mae Securities, however, will be computed in the same manner as payments derived from level payment non-buy down Ginnie Mae Securities and will include amounts to be collected from both the borrowers and the escrow accounts under the control of the Ginnie Mae Issuer. The obligations of Ginnie Mae and the Ginnie Mae Issuer with respect to such buy down Ginnie Mae Security will be the same as with respect to non-buy down Ginnie Mae Securities.]

     The Underlying Agency Securities had an aggregate outstanding principal balance of approximately [$], pass-through rates of [%] and a weighted average remaining term to stated maturity of approximately [_____] months as of the Reference Date.

     [INSERT ADDITIONAL DESCRIPTION OF UNDERLYING AGENCY SECURITIES AS APPROPRIATE]

     A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Trust Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates.

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

GENERAL

     The yield to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the Mortgage Loans in the Trust Fund. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate and timing of principal prepayments thereon by the Mortgagors and liquidations of defaulted Mortgage Loans. The timing of changes in the rate of prepayments and liquidations of the Mortgage Loans may affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors, no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

     The Mortgage Loans generally may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The Mortgage Loans generally contain due-on-sale clauses. Prepayments (to the extent of distributions thereof on the related Underlying Agency Securities) and liquidations of the Mortgage Loans will result in distributions to holders of the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease.

     The yield to maturity of the Offered Certificates will depend on the price paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

     The yield to maturity on the Offered Certificates will be less that the yield that would otherwise be produced by the applicable Pass-Through Rate and the applicable purchase price because, while interest on the Mortgage Loans will accrue monthly and will be payable of the first day of each month, distributions on the Underlying Agency Certificates will be made on the [15th][20th] day of each month (or, if such day is not a business day, the next business day) and distributions on the Offered Certificates will not be made until the [third] business day following such distribution date.

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Offered Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

     The assumed final Distribution Date with respect to each class of the Offered Certificates is [__________ __, 20__] which is the Distribution Date [immediately] [____ months] following the latest scheduled maturity date for any Mortgage Loan. No event of default, change in the priorities for distribution among the various classes or other provisions under the Trust Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of Offered Certificates on or before its assumed final Distribution Date.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA (i.e., no prepayments). Correspondingly, "[%] SPA" assumes prepayment rates equal to [%] of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

     As described herein under "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," the prepayment assumption with respect to the Underlying Agency Securities that will be used in determining the rate of accrued original issue discount, market discount and premium, if any, on the Offered Certificates for federal income tax purposes will be [%] SPA.

MODELING ASSUMPTIONS

     The table set forth below entitled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentage of SPA" has been prepared on the basis of certain assumptions as described below (the "Modeling Assumptions") regarding the weighted average characteristics of the Mortgage Loans that are included in the Mortgage Pools and the performance thereof. Modeling Assumptions include among other things, that as of the Reference Date, the characteristics of the Mortgage Loans in each respective Mortgage Pool and the Pass-Through Rate for the related Underlying Agency Securities are as set forth in the following table:

                 Aggregate
                Outstanding
             Principal Balance
                  of the             Weighted Average        Weighted Average
  Series      Mortgage Loans           Mortgage Rate           Servicing Fee
                $__________               _____%                  _____%

                                                               Pass-Through
                 Weighted                Weighted              Rate on the
                  Average              Average Term             Underlying
               Original Term    to Scheduled Maturity/(1)/        Agency
Series       to Maturity/(1)/                                   Securities





Aggregate       $__________
- -------------
(1)  In months.

     In addition, the Modeling Assumptions, among other things, assume that: (i) the Underlying Agency Security Principal Balance is [$]; (ii) the scheduled monthly payment for a Mortgage Loan in each respective Mortgage Pool has been based on its outstanding balance, interest rate and term to scheduled maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) the [Ginnie Mae Issuer] will not repurchase any Mortgage Loan or exercise any option to purchase the remaining Mortgage Loans in any Mortgage Pool, and neither the Certificate Administrator nor the Depositor will exercise any option to purchase the Underlying Agency Securities and thereby cause a termination of the Trust Fund;
(iv) there are no delinquencies on the Mortgage Loans, and principal payments on the Mortgage Loans will be timely received together with prepayments, if any, at the respective constant percentages of SPA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month;
(vi) as of the date of issuance of the Offered Certificates, the Underlying Agency Securities are as described herein under "DESCRIPTION OF THE UNDERLYING AGENCY SECURITIES"; (vii) payments on the Offered Certificates will be received on the 28th day of each month, commencing [__________ __, 199_]; (viii) payments on the Mortgage Loans earn no reinvestment return; (ix) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund; and (x) the Offered Certificates will be purchased on [__________ __, 19__].

     The actual characteristics and performance of the Mortgage Loans differ from the Modeling Assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Mortgage Loans will prepay at a constant level of SPA until maturity or that all of the

Mortgage Loans will prepay at the same level of SPA. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between the Modeling Assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

     Subject to the foregoing discussion and the Modeling Assumptions, the following table indicates the weighted average lives of the Class A-1, Class A-2 and Class A-3 Certificates, and sets forth the percentages of the initial Certificate Principal Balance of each such Class A-1, Class A-2 and Class A-3 Certificate that would be outstanding after each of the dates shown at various percentages of SPA.

               Percent of Initial Certificate Principal Balance
                Outstanding at the Following Percentages of SPA

                       Class A-1           Class A-2           Class A-3
Distribution           0% __% __% __% __%  0% __% __% __% __%  0% __% __% __% __%
Date

Initial
Percentage*

Weighted
Average
Life in Years**
- --------------------

*    Indicates a number that is greater than zero but less than 0.5%.
**   The weighted average life of a Certificate of any class is determined by
     (i) multiplying the amount of each net distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net distributions described in clause (i) above.

     This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

FIXED STRIP CERTIFICATE YIELD CONSIDERATIONS

     The yield to maturity on each class of the Fixed Strip Certificates will be extremely sensitive to the rate and timing of receipt of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments

(including prepayments, defaults and liquidations) on the Mortgage Loans included in the corresponding Mortgage Pools, which rate may fluctuate significantly over time.

     The following table indicates the sensitivity of the yield to maturity on each class of the Fixed Strip Certificates to various constant rates of prepayment by projecting the monthly aggregate payments of interest on the Fixed Strip Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the Modeling Assumptions including the assumptions regarding the characteristics and performance of the Mortgage Loans included in the corresponding Mortgage Pools which differ from the actual characteristics and performance thereof, and assuming further that the Pass-Through Rate and Notional Amount on the Fixed Strip Certificates are as set forth herein. Any differences between the Modeling Assumptions and the actual characteristics and performance of the corresponding Mortgage Loans may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

           Pre-Tax Yield to Maturity of the Fixed Strip Certificates
                      at the Following Percentages of SPA

Assumed Purchase Price        0%  [___]%  [___]%  [___]%  [___]%

$[__________]             [___]%  [___]%  [___]%  [___]%  [___]%

     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Fixed Strip Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table for such class of Fixed Strip Certificates. Accrued interest is included in the purchase prices shown and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Fixed Strip Certificates, and thus do not reflect the return on any investment in the Fixed Strip Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans included in the corresponding Mortgage Pools will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Fixed Strip Certificates are likely to differ from those shown in the table, even if all of the corresponding Mortgage Loans prepay at the indicated constant percentages of SPA over any given time period or over the entire life of the Offered Certificates.

     There can be no assurance that the corresponding Mortgage Loans will prepay at any particular rate or that the yield on the Fixed Strip Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the corresponding Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the corresponding Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Fixed Strip Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

ADDITIONAL YIELD CONSIDERATIONS APPLICABLE SOLELY TO THE RESIDUAL
CERTIFICATES

     The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Loans underlying the Underlying Agency Securities.

     The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" herein.

                                TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of [__________ __, 199_], among the Depositor, the Certificate Administrator, and [____________________________________], as
Trustee. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Trust Agreement and the Offered Certificates. The Offered Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Depositor will provide a prospective or actual Certificateholder without charge, on written request, a copy of the Trust Agreement (without exhibits). Requests should be addressed to the

President, Southpoint Structured Assets, Inc., 50 North Front Street, Memphis, Tennessee 38103.

THE CERTIFICATE ADMINISTRATOR

     [__________] will act as certificate administrator with respect to the Offered Certificates pursuant to the Trust Agreement.

ASSIGNMENT OF THE UNDERLYING AGENCY SECURITIES

     On the Delivery Date, the Depositor will deliver to the Trustee, with respect to each class of Underlying Agency Securities, the Certificate for such class registered in the name of the Trustee, evidencing the entire interest in such class. The Trustee will be entitled to receive distributions in respect of each Underlying Agency Security beginning with the distributions thereon in [__________, 199_]. A Certificate Account will be established as part of the Trust Fund, which shall be an Eligible Account as described in the Prospectus under "Description of the Certificates--Payments on Underlying Securities," into which the Trustee shall deposit all amounts received as distributions on the Underlying Agency Securities (net of the Servicing Fee described below), pending distributions on the Offered Certificates on each Distribution Date.

COMPENSATION OF CERTIFICATE ADMINISTRATOR

     The primary compensation to be paid to the Certificate Administrator in respect of its certificate administration activities in respect of the Offered Certificates pursuant to the Trust Agreement will be [%] per annum of the aggregate outstanding Certificate Principal Balance of the Underlying Agency Securities (the "Servicing Fee"), payable monthly out of the interest distributions on such Underlying Agency Securities. The Certificate Administrator is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Certificate Administrator in connection with its responsibilities under the Trust Agreement.

ACTIONS IN RESPECT OF THE UNDERLYING AGENCY SECURITIES

     If at any time the Trustee, in its capacity as the registered holder of the Underlying Agency Securities, is requested to take any action or to give any consent, approval or waiver, the Trust Agreement provides that the Trustee, in its capacity as holder of the Underlying Agency Securities, may take action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto, will promptly notify all of the holders of the Offered Certificates and will act only in accordance with the written directions of holders of the Offered Certificates evidencing at least 51% of the voting rights.

VOTING RIGHTS

     Certain actions specified in the Prospectus that may be taken by holders of Offered Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Offered Certificates entitled in the aggregate to such percentage of the voting rights. [____]% of all voting rights will be allocated among all holders of the Class A-1, Class A-2 and Class A-3 Certificates in proportion to their then-outstanding Certificate Principal Balances and [____]% and [____]% of all voting rights will be allocated among holders of the Class S Certificates and Residual Certificates, respectively, in proportion to the Percentage Interests (as defined in the Prospectus) evidenced by their respective Certificates. The Trust Agreement will be subject to amendment without the consent of the holders of the Residual Certificates in certain circumstances.

TERMINATION

     Either the Certificate Administrator or the Depositor may, at its option, repurchase from the Trust Fund all of the Underlying Agency Securities remaining in such Trust Fund and other assets thereof, and thereby effect early retirement of the Offered Certificates at such time as the aggregate of the Certificate Principal Balances of such Underlying Agency Securities is less than [____]% of the aggregate of the Certificate Principal Balances of the Underlying Agency Securities as of the Closing Date. In the event such option is exercised, the purchase price distributed with respect to each of the Offered Certificates will be 100% of its then outstanding Certificate Principal Balance plus interest thereon at the Pass-Through Rate.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein or in a Prospectus Supplement. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

     The following discussion addresses certificates (the "REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, which the Certificate Administrator will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust Fund, the federal income consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and Section 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

Classification of REMICs

     Upon the issuance of each series of REMIC Certificates, Chapman and Cutler, counsel to the Depositor, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Trust Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Trust Agreement, with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

Taxation of Owners of REMIC Regular Certificates

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a prepayment assumption be used with respect to Mortgage Collateral held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The Prepayment Assumption used by the Certificate Administrator in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the initial offering price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC

Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied by the Certificate Administrator with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service (the "IRS").

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined herein) for original issue discount is each monthly period that begins or ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that begins or ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Collateral being prepaid at a rate equal to the Prepayment Assumption and (2) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Collateral being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     The OID Regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related Trust Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to securities that represent the ownership of multiple uncertificated REMIC regular interests will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related Prospectus Supplement, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations, so long as the Trust Agreement requires that such uncertificated regular interests be transferred together.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market Discount. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the stated redemption price at maturity of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     In addition, under Section 1277 of the Code, a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more Realized Losses on the Mortgage Collateral. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Collateral until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates

     General. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Collateral or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "-Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates may be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a holder of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined herein) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate from the purchaser of such Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions," residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Collateral and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Collateral, bad debt deductions with respect to the Mortgage Collateral and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Certificate Administrator intends to treat the fair market value of the Mortgage Collateral as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Collateral collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Certificate Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Collateral and other property held by the REMIC.

     Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Collateral that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires

Mortgage Collateral at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Collateral with market discount that it holds.

     An item of Mortgage Collateral will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Collateral. Premium on any item of Mortgage Collateral to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

     The REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates-- Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

     As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the related Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of holders of REMIC Residual Certificates to deduct net losses may be subject to additional limitations under the Code, as to which such Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust Fund. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the holders of REMIC Residual Certificates. To the extent such Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a

REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "--General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined herein) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value." The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20% of the anticipated weighted average life of the REMIC and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the

REMIC Residual Certificates are considered not to have "significant value." The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; except that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Trust Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations. Any such disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 28, 1993, the IRS released temporary regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass- through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

Taxation of Investors who are Real Estate Investment Trusts and/or Certain Financial Institutions

     In general, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Certificate Administrator will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Underlying Securities, payments on Mortgage Collateral held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Underlying Securities, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Underlying Securities for purposes of all of the foregoing sections. In addition, in some instances Underlying Securities may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe the Underlying Securities that may not be so treated. The REMIC Regulations do provide, however, that payments on Underlying Securities held pending distribution are considered part of the Underlying Securities for purposes of Sections 593(d) and 856(c)(5)(A) of the Code.

Tiered REMIC Structures

     For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Chapman and Cuter, counsel to the Depositor, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Trust Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

Sales of REMIC Certificates

     If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions" above. Except as described below, any such gain or loss generally will be capital gain or loss. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above.

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the Certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

Prohibited Transactions and Other Possible REMIC Taxes

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of an item of Mortgage Collateral, the receipt of income from a source other than an item of Mortgage Collateral or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Collateral for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (the "Contributions Tax"). Each Trust Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means the excess of gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust over the deductions allowed which are directly connected with the production of income. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Certificate Administrator or the Trustee in either case out of its own funds, provided that the Certificate Administrator or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Certificate Administrator's or the Trustee's obligations, as the case may be, under the related Trust Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Certificate Administrator or the Trustee will be payable out of the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

     If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Trust Agreement, including provisions
(a) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a "disqualified organization" and is not acquiring the REMIC Residual Certificate on behalf of a "disqualified organization," undertaking to maintain such status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate, (b) providing that any transfer of a REMIC Residual Certificate to a "disqualified person" shall be null and void and (c) granting to the Certificate Administrator the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual Certificate that shall become owned by a "disqualified organization" despite (a) and (b) above.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing,
(ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in
Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

Termination

     A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Collateral or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the Certificateholder's adjusted basis in such Certificate, such Certificateholder should be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

Reporting and Other Administrative Matters

     Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and holders of REMIC Residual Certificates will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Certificate Administrator will file REMIC federal income tax returns on behalf of the related REMIC and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

     As the tax matters person, the Certificate Administrator subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of REMIC Residual Certificates in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. Holders of REMIC Residual Certificates generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Certificate Administrator as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a holder of a REMIC Residual Certificate to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of such Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the Certificate Administrator will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates Market Discount."

     The responsibility for complying with the foregoing reporting rules will be borne by the Certificate Administrator. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the Certificate Administrator at ____________________.

Backup Withholding with Respect to REMIC Certificates

     Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

Foreign Investors in REMIC Certificates

     A REMIC Regular Certificateholder that is not a "United States person" and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Trust Agreement.

                       STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Certificates offered hereby.

                             ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively, "Plans") subject to ERISA and Section 4975 of the Code and on persons who are fiduciaries with respect to such Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions ("Prohibited Transactions") involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Section 4975 of the Code provides many requirements and prohibitions similar to those under ERISA and applies excise taxes on person engaged in Prohibited Transactions.

     The United States Department of Labor (the "DOL") has issued regulations concerning the definition of what constitutes the assets of a Plan (DOL Reg.
Section 2510.3-101, the "Plan Asset Regulations"). Under the Plan Asset Regulations, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. In such case, the fiduciary making such an investment for the Plan could be deemed to have delegated his or her asset management responsibility, and the underlying assets and properties could be subject to ERISA reporting and disclosure. The Certificates of a Series will be treated as "equity" for purposes of ERISA. Certain exceptions to the regulation may apply in the case of a Plan's investment in the Certificates that constitute "equity" investments, but the Depositor cannot predict in advance whether such exceptions apply due to the factual nature of the conditions to be met. Accordingly, because the Agency Securities may be deemed Plan assets of each Plan that purchases such Certificates, an investment in such Certificates by a Plan might give rise to a prohibited transaction under ERISA Section 406 and 407 and be subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

     DOL Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1") exempts from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTCE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans involving the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans.

     PTCE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payments retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool.

     Although the Trustee for any series of Certificates will be unaffiliated with the Depositor, there can be no assurance that the system of insurance or subordination will meet the general or specific conditions referred to above. In addition, the nature of a Trust Fund's assets or the characteristics of one or more classes of the related series of Certificates may not be included within the scope of PTCE 83-1 or any other class exemption under ERISA. The Prospectus Supplement will provide additional information with respect to the application of ERISA and the Code to the related Certificates.

     Several underwriters of mortgage-backed securities have applied for and obtained ERISA prohibited transactions exemptions which are in some respects broader than PTCE 83-1. Such exemptions can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. Several other underwriters have applied for similar exemptions.

     Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Certificates must make its own determination as to whether the general and the specific conditions of PTCE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     Any Plan proposing to invest in Certificates should consult with its counsel to confirm that such investment will not result in a Prohibited Transaction and will satisfy the other requirements of ERISA and the Code.

                             PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Depositor as agreed to sell and [Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] [each of the Underwriters named below, including Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the [Certificates] [the principal amount of each class of Certificates set forth below opposite its name].


                                 CLASS [ ]  CLASS [ ]  CLASS [ ]
Morgan Keegan & Company, Inc.    $          $          $
 .............................    ---------  ---------  ---------
     Total...................    $          $          $
                                 =========  =========  =========

[Morgan Keegan & Company, Inc. has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Depositor has been advised by the Underwriter[s] that [it] [they] propose[s] to offer the Certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor, and the participation by Morgan Keegan & Company, Inc. in the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                    RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Corporation

("Standard & Poor's")] [Moody's Investors Service, Inc. ("Moody's")] [Fitch Investors Service, L.P. ("Fitch")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by the Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Underlying Agency Securities and any providers of credit enhancement, as well as on the relative priorities of the Certificateholders of each class of the Certificates with respect to collections and losses with respect to the Underlying Agency Securities. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Underlying Agency Securities, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Depositor has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].

                                LEGAL OPINIONS

     Certain legal matters relating to the Offered Certificates will be passed upon for the Depositor by Chapman and Cutler, Chicago, Illinois.

                           LEGAL INVESTMENT MATTERS

     [The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA. SMMEA provides, however, that states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Certain states have enacted legislation which overrides the preemption provisions of SMMEA.]

     The Depositor makes no representations as to the proper characterization of any class of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any class of the Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

     See "LEGAL INVESTMENT MATTERS" in the Prospectus.

================================================================================
     No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.

                               _________________

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT
                                                                            Page
Summary....................................................................
Risk Factors...............................................................
Description of the Offered Certificates....................................
Description of the Underlying Agency Securities............................
Certain Yield and Prepayment Considerations................................
Trust Agreement............................................................
Certain Federal Income Tax Consequences....................................
State and Other Tax Consequences...........................................
ERISA Considerations.......................................................
Plan of Distribution.......................................................
Ratings....................................................................
Legal Opinions.............................................................
Legal Investment Matters...................................................

                                   PROSPECTUS

Prospectus Supplement......................................................
Available Information......................................................
Incorporation of Certain Information by Reference..........................
Reports to Certificateholders..............................................
Risk Factors...............................................................
The Trust Funds............................................................
Description of the Certificates............................................
Description of Credit Enhancement..........................................
The Depositor..............................................................
The Trust Agreement........................................................
Maturity and Yield Considerations..........................................
Legal Investment Matters...................................................
Use of Proceeds............................................................
Plan of Distribution.......................................................
Legal Matters..............................................................
Financial Information......................................................

                               _________________

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================


================================================================================



                            $_____________________

                             SOUTHPOINT STRUCTURED
                                 ASSETS, INC.


                             MORTGAGE PASS-THROUGH
                            CERTIFICATES, SERIES ___




                               _________________

                             PROSPECTUS SUPPLEMENT
                               _________________





                                 [UNDERWRITER]





                              _____________, 199_




================================================================================

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

     The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration and filing fees, are estimated:

SEC Registration Fee............................................  $3,449.00
Legal Fees and Expenses.........................................  $     *
Accounting Fees and Expenses....................................  $     *
Trustee's Fees and Expenses.....................................  $     *
  (including counsel Fees)......................................
Blue Sky Qualification Fees.....................................  $     *
  and expenses..................................................
Printing and Engraving Fees.....................................  $     *
Rating Agency Fees..............................................  $     *
Miscellaneous...................................................  $     *
                                                                  ---------
   Total........................................................  $     *
                                                                  =========

- ---------
*   To be provided by amendment.

Item 15.  Indemnification of Directors and Officers.

     Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or witness or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses, costs and fees (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
Section 145 provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Certification of Incorporation of the Registrant provides that no Director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this limitation of liability of a Director shall not apply with respect to (i) any breach of the Director's duty of loyalty to the Registrant or its stockholder, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any liability arising under Section 174 of the General Corporation Law of the State of Delaware and (iv) for any transaction from which the Director derives an improper personal benefit. Section 7 of the By-Laws of the Registrant provides for the indemnification of the Directors and Officers of the Registrant in certain circumstances. Reference is made to Exhibit 3.2 to this Registration Statement for the complete text of Section 7 of the By-Laws.

     Reference is made to Section 7 of the form of Underwriting Agreement filed as Exhibit 1.1 hereto for provisions relating to the indemnification of directors, officers and controlling persons against certain liabilities including liabilities under the Securities Act of 1933, as amended.

Item 16.  Exhibits:

*      1.1  Form of Underwriting Agreement.

       3.1  Certificate of Incorporation of Southpoint Structured Assets, Inc.

       3.2  By-Laws of Southpoint Structured Assets, Inc.

*      4.1  Form of  Trust Agreement (Trust Certificates), with  forms of
            Certificates attached thereto.

*      4.2  Form of Trust Agreement (Mortgage Pass-Through Certificates),
            with forms of Certificates attached thereto.

*      5.1  Opinion of Chapman and Cutler as to legality (including consent of such firm)

*      8.1  Opinion of Chapman and Cutler as to certain tax matters
            (including consent of such firm)

*      23.1  Consent of Chapman and Cutler (included in Exhibits 5.1 and 8.1)

       24.1  Power of Attorney (included on page II-6)

- -----------------
*      To be filed by amendment


Item 17.  Undertakings.

     A. Undertaking Pursuant to Rule 415.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     C. Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, as the case may be, will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned hereby certifies on behalf of Southpoint Structured Assets, Inc. (the "Depositor") that he has reasonable grounds to believe that the Depositor meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement dated as of August 9, 1996 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on the 9th day of August, 1996.

                                     Southpoint Structured Assets, Inc.



                                     By:  /s/ C. David Ramsey
                                        ------------------------------------
                                             C. David Ramsey, President

     Know All Men By These Presents, that each person whose signature appears below constitutes and appoints C. David Ramsey and Charles D. Maxwell, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (including his/her capacity as director and/or officer of Southpoint Structured Assets, Inc.), to sign any or all amendments (including post-effective amendments) to this Registration Statement, including, if applicable, any Registration Statement filed pursuant to Rule 462, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


      Signature                       Position                        Date
/s/ C. David Ramsey             President (Principal            August 9, 1996
- ----------------------         Executive Officer) and
C. David Ramsey                       Director

/s/ Charles D. Maxwell                Treasurer                 August 9, 1996
- ----------------------      (Principal Financial Officer
Charles D. Maxwell            and Principal Accounting
                                Officer) and Director

/s/ Barbara A. Steen           Secretary and Director           August 9, 1996
- ----------------------
Barbara A. Steen
